                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  333-123257

                            MARKET VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  APRIL 30

Date of reporting period: APRIL 30, 2011

Item 1.     REPORT TO SHAREHOLDERS.

ANNUAL REPORT
A P R I L 3 0 , 2 0 1 1

MARKET VECTORS INTERNATIONAL BOND ETF

Emerging Markets Local Currency Bond ETF	(EMLC)

MARKET VECTORS CORPORATE BOND ETF

Investment Grade Floating Rate ETF	(FLTR)

MARKET VECTORS MUNICIPAL BOND ETFs

High-Yield Municipal Index ETF	(HYD)

Intermediate Municipal Index ETF	(ITM)

Long Municipal Index ETF	(MLN)

Pre-Refunded Municipal Index ETF	(PRB)

Short Municipal Index ETF	(SMB)

The information in this report is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index providers. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of Van Eck Global are as of April 30, 2011, and are subject to change.

MARKET VECTORS FIXED INCOME ETFs

Dear Shareholder:

We are pleased to present this annual report for the fixed income funds of the Market Vectors ETF Trust for the twelve months ended April 30, 2011.

Overall, the fixed income markets—both U.S. and international-generated solid absolute returns during the annual period-a period wherein low interest rates and improving economic data led to continued demand for riskier fixed income assets. Indeed, the search for attractive yield became the paramount quest for investors of all stripes—from the conservative investor venturing beyond near-zero interest rates on U.S. Treasury bills to the moderate risk investor seeking attractive yields in the debt of emerging market countries, 80% of which were rated investment grade at the end of the annual period. As investors sustained their strong appetite for riskier assets, virtually all spread, or non-Treasury, sectors outperformed U.S. Treasuries for the annual period. Still, the markets were encumbered by volatility.

As the annual period began in May 2010, solvency concerns about peripheral European countries had grown into a crisis that led to the need for a bailout of Greece by the European Union and International Monetary Fund. In turn, demand for U.S. government bonds increased in a classic flight to safe haven, while demand for non-Treasury fixed income sectors fell. In the summer months of 2010, confidence in the U.S. economic recovery began to falter, as virtually every aspect of the economy lost momentum. While yields on U.S. government bonds continued to decline during the third calendar quarter, non-Treasury sectors began to rebound. In response to the weaker economic data, Federal Reserve Board (Fed) Chairman Ben Bernanke strongly hinted in an August 2010 speech that the Fed would resume asset purchases in an effort to support the economic recovery through what is known as quantitative easing. By the time the Fed formally announced its second round of quantitative easing in November 2010, economic data had already begun to improve. The markets were also beginning to price stronger economic growth and higher inflation risk into long-term bonds. As a result, 10-year U.S. Treasury yields rose significantly during the fourth quarter of 2010, and non-Treasury sectors continued to outperform U.S. Treasuries.

With the exception of the housing sector, economic data remained relatively strong through the first quarter of 2011. However, risks to the economy began to grow again, as political unrest emerged in Tunisia, followed by Egypt and the broader Middle East and North Africa region. For the first time since 2008, oil prices rose above $100 per barrel on concerns about potential supply disruptions. Meanwhile, the European sovereign debt crisis continued to spread to other peripheral countries, adding another element of risk to the outlook. Then, in March 2011, Japan was struck by an earthquake and tsunami, followed by the disaster at its Fukushima Daiichi nuclear plant. As the risks to economic growth mounted, U.S. government bond yields began declining again. However, the decline in yields was relatively brief. By the end of the annual period, the 10-year U.S. Treasury yield was at 3.29%, within range of the 2010 year-end level of 3.30%, though still below the approximately 3.66% level seen at the start of the annual period. Meanwhile, non-Treasury sectors were relatively resilient throughout the first four months of 2011, with virtually all major non-Treasury fixed income sectors outperforming U.S. Treasuries despite the risks that arose.

Throughout the annual period, the Fed left the targeted federal funds rate unchanged at a range of 0% to 0.25%.

Against this broad backdrop, Van Eck Global enhanced the array of exchange-traded funds we offer our shareholders. During the annual period, two new fixed income investment opportunities in the Market Vectors ETF family commenced operations—Market Vectors Emerging Markets Local Currency Bond ETF in July 2010 and Market Vectors Investment Grade Floating Rate ETF in April 2011. Meanwhile, each of the five Municipal Bond Funds of the Markets Vectors ETF Trust continued to garner interest given the unique targeted investment opportunities they offer.

By way of introduction, Market Vectors Investment Grade Floating Rate ETF, launched on April 25, 2011, seeks to track, before fees and expenses, the Market Vectors Investment Grade Floating Rate Index, an index consisting of a portfolio of corporate U.S. dollar-denominated investment grade floating rate notes. This new ETF represents a first-of-its kind floating rate investment product because of its investment grade focus. It is also an innovative departure from typical floating rate funds because its underlying index tracks a portfolio of high quality, floating rate notes rather than tracking bank loans, which are generally below investment grade. We look forward to sharing a review of the investment grade floating rate market and how it may offer an attractive alternative for conservative investors in our next shareholder report.

What follows is a brief review of the segments of the fixed income market in which the other six fixed income funds of the Market Vectors ETF Trust invested during the annual period.

Emerging Markets Local Currency Bond Market Review
The J.P. Morgan GBI-EMG Core Index1 (the “Index”) returned 15.08% during the period from July 22, 2010, the commencement date of the Market Vectors Emerging Markets Local Currency Bond ETF, through April 30, 2011 (the “reporting period”).

At a time of unprecedented sovereign debt burdens in the U.S., Japan, the U.K. and the rest of the developed world, the comparatively lower debt-to-GDP (Gross Domestic Product) emerging market nations were attractive to investors. Indeed, as the Fed and the European Central Bank (ECB) pumped liquidity into the monetary system, a good portion of that liquidity leaked its way into emerging markets debt rather than into domestic stocks or bonds as intended by the monetary policy. Investors in the developed world were also attracted to emerging market local currency debt during the reporting period because of the higher yields it offered compared to the near-zero interest rates of developed bond markets or even the yields on domestic investment grade corporate bonds. Further, when evaluating the risk-reward tradeoff of emerging markets local currency debt, investors took note that, as indicated earlier, 80% of the countries in the Index had investment grade ratings from the major independent credit rating agencies.

During the reporting period, Hungary, Brazil and Poland were the strongest performing markets in the Index. Most of Hungary’s 32.7% return was attributable to the strong appreciation of its forint. The Hungarian forint rose approximately 23.2% versus the U.S. dollar during the reporting period. Also, Standard & Poor’s (S&P) reaffirmed Hungary’s investment grade rating after its newly elected government announced credible fiscal policies in response to the global credit crisis. Similarly, Brazil’s 27.2% return was due in part to the appreciation of the real. The Brazilian real rose approximately 11.6% versus the U.S. dollar during the reporting period as global investors flocked to the BRIC (Brazil, Russia, India, China) markets. Moreover, as Brazil is a commodity-sensitive economy, the real benefited from a global rise in commodity prices, including oil. Of some concern was the fact that in an effort to stem the rise of its currency and protect domestic exporters, the Brazilian government increased its tax on the currency transaction portion of bond purchases from 2% to 4% and then to 6% during the reporting period. However, this tax only slowed the rise of the real but did not reverse it. Poland’s market returned 23.4% during the reporting period, with the zloty appreciating 19.2%. Unlike its neighboring countries in the Baltics and the rest of the Eurozone, the Polish government announced plans to raise short-term interest rates to mitigate inflation risk. In turn, the zloty reached its highest price in a year in March 2011, as investors sought higher yielding currencies relative to the euro or U.S. dollar.

Still, the risk of capital controls across emerging markets rose during the reporting period, as emerging market policy makers grew increasingly concerned about appreciation of their local currencies. As liquidity poured into emerging markets and currencies appreciated versus the U.S. dollar, local governments expressed concerns about the ability to manage domestic and economic policy. In an effort to protect the competitiveness of their export sectors, blunt currency volatility and generally avoid what it saw as “hot money,” or money that is moved from one investment vehicle to another in response to changes in interest rates. In addition to Brazil’s response, Thailand added a 15% tax on interest income earned by foreigners in a stated attempt to control foreign flows rather than to diminish it. Speculation regarding which country would take similar action next was high through the second half of the reporting period.

Peru, Egypt and Turkey were the weakest markets in the Index, generating returns of -3.4%, -2.8% and +5.6%, respectively, during the reporting period. Highly contested presidential elections in Peru led to market volatility in that market, as investors handicapped concerns that the nation’s next president would lean left and be less market friendly. A final presidential run-off in Peru is scheduled for June 5, 2011. Egyptian bonds saw sharp declines and a partial rebound as the wave of citizen protests swept through the nation, culminating in the resignation of its president, Hosni Mubarak. As the political situation calmed, so, too, did the Egyptian markets in March and April. Turkey’s market struggled, as the nation saw some uncertainty ahead of its elections scheduled for later this year. However, polls indicate that the ruling Justice and Development Party may well retain a strong grip on power after the elections, and the markets seemed, at the end of the reporting period, to favor political continuity.

Chile and the Philippines were added to the Index during the reporting period.

Municipal Bond Market Review
The Barclays Capital Municipal Index2 (the “Index”) returned 2.20% during the twelve months ended April 30, 2011 (the “annual period”). The high-yield municipal market was stronger, as indicated by the 3.34% of the Barclays Capital High Yield Municipal Index3 during the same time period. These returns mask, however, what was truly a tale of two distinct municipal bond markets during the annual period.

The first seven months or so of the annual period followed fairly predictable paths for the municipal bond markets, with performance ebbing and flowing to supply and demand factors that dominate the landscape for municipal bonds in any year. However, 2010 was an election year, and the resulting change in party leadership had a material impact on the municipal bond markets during the last five months of the annual period.

As the annual period began in May 2010, the municipal bond markets were anticipating a Democrat victory and thus had expectations of higher taxes, which, in turn, would generate greater demand for municipal bonds. The ultimate victory for the Republicans in November served to remove the price premium already built into the municipal bonds markets generally and also to see the Build America Bond (BAB) program, which had been a significant driver of the municipal bond market for nearly two years, expire at the end of December 2010.

The end of the highly successful, two-year BAB program truncated a financing vehicle for state and local municipalities to fund much-needed infrastructure projects with the full approval of the federal government. BABs brought approximately $180 billion in stimulative spending to the domestic economy at favorable financing rates. Further, it attracted to the sector a group of investors who, until the program’s introduction, had no need for municipal bonds. Thus, the demand from large institutional investors kept interest costs low and liquidity in high profile until the BAB program was allowed to sunset. Without the BAB program in place, the municipal bond market whimpered through the first months of 2011 with muted supply and expectations of 50% fewer municipal bonds being issued by year’s end. While such limited supply may well have had a supportive effect on municipal bond prices, the image of the municipal bond market in early 2011, whether real or imagined, was that of a wounded marketplace.

Another factor that served to upset what had been evolving as a decent fiscal year for the municipal bond market was the proclamation by Meredith Whitney, heretofore a banking industry analyst, that her 800-page research report was full of evidence that the municipal bond market was headed for a massive fall. Financial disaster, she indicated in a “60 Minutes” interview in mid-December 2010, would befall state and local governmental issuers and investors alike. While her assertion of 100 defaults totaling some $200 billion in value within the year was preposterous in the eyes of most analysts, it served to damage the view of the retail investor, causing significant outflows from municipal mutual funds through the end of the annual period. The selling that occurred in the secondary market as a result of the outflows pushed municipal bond prices meaningfully lower and forced yields higher. It is well worth noting that according to a compilation of data from Municipal Market Advisors, an independent advisory firm, by year-end 2010, the municipal bond market had seen only $8 billion of defaults, consisting of 282 issues, in the past 18 months. Only three of those issues, valued at $43 million, were rated investment grade.

Further, a scorecard reflecting reality versus Ms. Whitney’s predictions begins to point out her exaggerations. “60 Minutes” aired Ms. Whitney’s assertions on December 19, 2010. In the more than four months from that date through the end of the annual period, only three local governments defaulted totaling $68 million in value. It would require local governments to default at a rate of 2.9 per week every week to reach 100 defaults within the year, with the value of those defaults at $5.96 billion per week every week to reach the $200 billion asserted by Ms. Whitney.

Despite voices from many corners of the marketplace refuting the assertions of Ms. Whitney, there were concerns in Washington D.C. that, without the continuation of some sort of stimulus, the states would not be able to meet their obligations. But calls for legislation to enable states to declare bankruptcy were quickly met with more measured discourse and analyses showing that the actual cost of servicing debt was a very small percentage of the budget of any of the states. Unfunded pension obligations were an important discussion point as well. Still, most analysts felt that despite the sizable numbers, current obligations would not be impaired by recent challenges and that solutions would evolve over the course of the next two budgeting cycles.

With all that, on balance, despite the reduced new issue supply, caused in large part by the elimination of BABs, the municipal bond markets did little to inspire through the first three months of 2011, generally posting negative returns. However, with the alarmist rhetoric subsiding and separately managed accounts reportedly nibbling at attractive relative valuations within subdued new issuance, April 2011 results were decidedly and surprisingly better. All five of the Municipal Bond Funds of the Market Vectors ETF Trust posted positive returns in April, and even as mutual funds continued to experience outflows, investment monies began to return to municipal bond ETFs. Indeed, with the Fed continuing to hold short-term interest rates at near-zero levels, investors seeking yield took note that municipal bonds have continued to produce attractive taxable equivalent yields relative to other fixed income sectors. High yield municipal bonds, as measured by the Barclays Capital High Yield Municipal Index,3 continued, at the end of the annual period, to trade at historically high differentials of yield to investment grade municipal bonds, as represented by the averages over the past 15 years. In addition, the ratio of 30-year AAA-rated municipal bonds to 30-year Treasury yields remained an extremely attractive 104.6% at the end of the annual period.

*  *  *  *  *  *

Perhaps the best observation to be made is that emerging market local currency bond and municipal bond ETFs ended the annual period with their appeal intact as favorable investment alternatives for a wide range of investors. The newly introduced investment grade floating rate ETF had, in just the five days since its launch, attracted great interest. Each of the ETFs offered diversification, intraday access and competitive yields, all of which remain key benefits for long-term investors, whatever the current market conditions. During the annual period ended April 30, 2011 alone, total assets under management in the seven fixed income funds of the Market Vectors ETF Trust grew nearly 94% to more than $969 million.

On the following pages, you will find the performance record of each of the seven fixed income funds of the Market Vectors ETF Trust for the twelve-month period ended April 30, 2011. You will also find their financial statements and portfolio information.

We value your ongoing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
Market Vectors ETF Trust
Van Eck Global

May 17, 2011

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. You cannot invest directly in an index.

[1]	J.P. Morgan Government Bond Index-Emerging Markets Global Core (GBIEMCOR) tracks regularly traded, liquid, fixed-rate, domestic currency debt issues by emerging market governments.

[2]

Barclays Capital Municipal Index contains bonds that have at least one year to maturity; non-credit enhanced bonds must be rated investment grade (Baa3/BBB-/BBB- or better) by looking to the middle rating of Moody’s, S&P and Fitch; securities must have an outstanding par value of at least $7 million; and issued as part of a transaction of at least $75 million; bonds with a dated-date of January 1, 1991 and later are eligible.

[3]

Barclays Capital High Yield Municipal Index contains bonds that are rated Ba1 or lower; have an outstanding par value of at least $3 million that are issued as part of a transaction of at least $20 million; and are issued after December 31, 1990 with a remaining maturity date of at least one year.

EMERGING MARKETS LOCAL CURRENCY BOND ETF

PERFORMANCE COMPARISON
April 30, 2011 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	INDEX[2]

Life*	14.71%	14.02%	15.08%

*since 7/22/10

Commencement date for the Market Vectors Emerging Markets Local Currency Bond ETF was 7/22/10.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/22/10) to the first day of secondary market trading in shares of the Fund (7/23/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind.

Market Vectors Emerging Markets Local Currency Bond ETF (EMLC) is not sponsored, endorsed, sold or promoted by J.P. Morgan and J.P. Morgan makes no representation regarding the advisability of investing in EMLC. J.P. Morgan does not warrant the completeness or accuracy of the J.P. Morgan GBI-EMG Core Index. “J.P. Morgan” is a registered service mark of JPMorgan Chase & Co. (c) 2010. JPMorgan Chase & Co. All rights reserved.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	J.P. Morgan Government Bond Index-Emerging Markets Global Core (GBIEMCOR)

The Index is designed to track the performance of bonds issued by emerging market governments and denominated in the local currency of the issuer. The Index is designed to be investible and includes only those countries that are accessible by most of the international investor base.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Emerging Markets Local Currency Bond ETF (EMLC)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for EMLC is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	July 23, 2010* through April 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.5%
Greater than or Equal to 2.0% And Less Than 2.5%	1	0.5%
Greater than or Equal to 1.5% And Less Than 2.0%	6	3.1%
Greater than or Equal to 1.0% And Less Than 1.5%	36	18.5%
Greater than or Equal to 0.5% And Less Than 1.0%	92	47.1%
Greater than or Equal to 0.0% And Less Than 0.5%	41	21.0%
Greater than or Equal to -0.5% And Less Than 0.0%	13	6.7%
Greater than or Equal to -1.0% And Less Than -0.5%	5	2.6%
Greater than or Equal to -1.5% And Less Than -1.0%	0	0.0%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%

	195	100.0%

* First day of secondary market trading.

INVESTMENT GRADE FLOATING RATE ETF

PERFORMANCE COMPARISON
April 30, 2011 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	INDEX[2]

Life*	0.32%	0.00%	0.03%

*since 4/25/11

Commencement date for the Market Vectors Investment Grade Floating Rate ETF (FLTR) was 4/25/11.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/25/11) to the first day of secondary market trading in shares of the Fund (4/26/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind.

Market Vectors Investment Grade Floating Rate ETF (the “Fund”) is not sponsored, issued or advised by Wells Fargo & Company, Wells Fargo Securities, LLC or any of their affiliates (together, “Wells Fargo”). The Market Vectors Investment Grade Floating Rate Index (the “Index”) is the exclusive property of 4asset-management GmbH (the “Index Provider”), which has contracted with Wells Fargo to create and maintain and with Interactive Data Pricing and Reference Data, Inc. (the “Index Calculator”) to calculate the Index. Neither Wells Fargo nor the Index Calculator guarantees the accuracy and/or completeness of the Index or of any data supplied by it or its agents or makes any warranty as to the results to be obtained from investing in the Fund or tracking the Index. The Index is calculated by Interactive Data Pricing and Reference Data, Inc., which is not an adviser for or fiduciary to the Fund, and, like Wells Fargo, is not responsible for any direct, indirect or consequential damages associated with indicative optimized portfolio values and/or indicative intraday values.

The Market Vectors Investment Grade Floating Rate ETF is not sponsored, endorsed, sold or promoted by the Index Provider and the Index Provider makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Investment Grade Floating Rate Index

The Index is comprised of U.S. dollar-denominated floating rate notes issued by corporate issuers or similar commercial entities that are public reporting companies in the U.S. and rated investment grade by at least one of three rating services: Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch International Rating Agency (“Fitch”). Investment grade securities are those rated Baa3 or higher by Moody’s or rated BBB- or higher by S&P or Fitch.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Investment Grade Floating Rate ETF (FLTR)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for FLTR is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 26, 2011* through April 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	0	0.0%
Greater than or Equal to 0.5% And Less Than 1.0%	0	0.0%
Greater than or Equal to 0.0% And Less Than 0.5%	4	100.0%
Greater than or Equal to -0.5% And Less Than 0.0%	0	0.0%
Greater than or Equal to -1.0% And Less Than -0.5%	0	0.0%
Greater than or Equal to -1.5% And Less Than -1.0%	0	0.0%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%

	4	100.0%

* First day of secondary market trading.

HIGH-YIELD MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON
April 30, 2011 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	INDEX[2]

One Year	(0.66)%	(0.81)%	1.92%
Life (annualized)*	12.24%	12.00%	13.96%
Life (cumulative)*	29.42%	28.79%	33.88%

*since 2/4/09

Commencement date for the Market Vectors High-Yield Municipal Index ETF was 2/4/09.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/4/09) to the first day of secondary market trading in shares of the Fund (2/5/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Barclays Capital Municipal Custom High Yield Composite Index

The Index is made up of a 25%/75% blend of investment grade triple-B and non-investment grade munis, and draws 75% of its holdings from bonds issued as part of transaction sizes of $100 million or more. To be included in the Index, bonds must have an outstanding par value of at least $3 million for non-investment grade and $7 million for investment grade; 25% of index in investment-grade triple-B bonds issued as part of transaction sizes of at least $100 million in value; 50% of index in non-investment grade bonds issued as part of transaction of at least $100 million; 25% of index in non-investment grade bonds issued as part of transaction of $20-$100 million in size; fixed rate; nominal maturity of greater than one year; dated-date after 12/31/1990. Barclays Capital does not sponsor, endorse, or promote the Fund and bears no liability with respect to any such Funds or security.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

High-Yield Municipal Index ETF (HYD)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for HYD is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	February 5, 2009* through April 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	12	2.1%
Greater than or Equal to 2.5% And Less Than 3.0%	17	3.0%
Greater than or Equal to 2.0% And Less Than 2.5%	37	6.6%
Greater than or Equal to 1.5% And Less Than 2.0%	68	12.1%
Greater than or Equal to 1.0% And Less Than 1.5%	132	23.5%
Greater than or Equal to 0.5% And Less Than 1.0%	124	22.0%
Greater than or Equal to 0.0% And Less Than 0.5%	74	13.1%
Greater than or Equal to -0.5% And Less Than 0.0%	43	7.6%
Greater than or Equal to -1.0% And Less Than -0.5%	26	4.6%
Greater than or Equal to -1.5% And Less Than -1.0%	13	2.3%
Greater than or Equal to -2.0% And Less Than -1.5%	5	0.9%
Greater than or Equal to -2.5% And Less Than -2.0%	1	0.2%
Greater than or Equal to -3.0% And Less Than -2.5%	9	1.6%
Less Than -3.0%	2	0.4%

	563	100.0%

*	First day of secondary market trading.

INTERMEDIATE MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON
April 30, 2011 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	INDEX[2]

One Year	3.12%	3.11%	3.87%
Life (annualized)*	4.48%	4.44%	5.40%
Life (cumulative)*	16.09%	15.96%	19.61%

*since 12/4/07

Commencement date for the Market Vectors Intermediate Municipal Index ETF was 12/4/07.

[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/4/07) to the first day of secondary market trading in shares of the Fund (12/6/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Barclays Capital AMT-Free Intermediate Continuous Municipal Index

To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date within the last five years, and must be at least six years but less than seventeen years from their maturity date. Remarketed issues, taxable municipal bonds, AMT municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. Barclays Capital does not sponsor, endorse, or promote the Fund and bears no liability with respect to any such Fund or security.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Intermediate Municipal Index ETF (ITM)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for ITM is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	December 6, 2007* through April 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	3	0.4%
Greater than or Equal to 2.5% And Less Than 3.0%	3	0.4%
Greater than or Equal to 2.0% And Less Than 2.5%	5	0.6%
Greater than or Equal to 1.5% And Less Than 2.0%	5	0.6%
Greater than or Equal to 1.0% And Less Than 1.5%	33	3.9%
Greater than or Equal to 0.5% And Less Than 1.0%	130	15.1%
Greater than or Equal to 0.0% And Less Than 0.5%	462	53.9%
Greater than or Equal to -0.5% And Less Than 0.0%	131	15.2%
Greater than or Equal to -1.0% And Less Than -0.5%	40	4.7%
Greater than or Equal to -1.5% And Less Than -1.0%	18	2.1%
Greater than or Equal to -2.0% And Less Than -1.5%	10	1.2%
Greater than or Equal to -2.5% And Less Than -2.0%	7	0.8%
Greater than or Equal to -3.0% And Less Than -2.5%	3	0.4%
Less Than -3.0%	6	0.7%

	856	100.0%

*	First day of secondary market trading.

LONG MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON
April 30, 2011 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	INDEX[2]

One Year	(1.64)%	(1.10)%	(0.33)%
Life (annualized)*	0.33%	0.45%	2.75%
Life (cumulative)*	1.12%	1.51%	9.44%

*since 1/2/08

Commencement date for the Market Vectors Long Municipal Index ETF was 1/2/08.
[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/2/08) to the first day of secondary market trading in shares of the Fund (1/7/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Fund shares are not individually redeemable and will be iss issued and redeemed principally in kind.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Barclays Capital AMT-Free Long Continuous Municipal Index

To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date within the last five years, and must be at least seventeen years from their maturity date. Remarketed issues, taxable municipal bonds, AMT municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. Barclays Capital does not sponsor, endorse, or promote the Fund and bears no liability with respect to any such Fund or security.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Long Municipal Index ETF (MLN)
ued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units areClosing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for MLN is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 7, 2008* through April 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	5	0.6%
Greater than or Equal to 2.5% And Less Than 3.0%	2	0.2%
Greater than or Equal to 2.0% And Less Than 2.5%	6	0.7%
Greater than or Equal to 1.5% And Less Than 2.0%	11	1.3%
Greater than or Equal to 1.0% And Less Than 1.5%	17	2.0%
Greater than or Equal to 0.5% And Less Than 1.0%	92	11.0%
Greater than or Equal to 0.0% And Less Than 0.5%	350	42.0%
Greater than or Equal to -0.5% And Less Than 0.0%	171	20.5%
Greater than or Equal to -1.0% And Less Than -0.5%	84	10.0%
Greater than or Equal to -1.5% And Less Than -1.0%	38	4.5%
Greater than or Equal to -2.0% And Less Than -1.5%	32	3.8%
Greater than or Equal to -2.5% And Less Than -2.0%	14	1.7%
Greater than or Equal to -3.0% And Less Than -2.5%	5	0.6%
Less Than -3.0%	9	1.1%

	836	100.0%

*	First day of secondary market trading.

PRE-REFUNDED MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON
April 30, 2011 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	INDEX[2]

One Year	1.37%	1.74%	2.34%
Life (annualized)*	1.70%	1.86%	2.42%
Life (cumulative)*	3.85%	4.22%	5.49%

*since 2/2/09

Commencement date for the Market Vectors Pre-Refunded Municipal Index ETF was 2/2/09.
[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/2/09) to the first day of secondary market trading in shares of the Fund (2/3/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Barclays Capital Municipal Pre-Refunded—Treasury-Escrowed Index

The Index is comprised of pre-refunded and escrowed-to-maturity municipal securities secured by an escrow or trust account containing obligations that are directly issued or unconditionally guaranteed by the U.S. government. The escrowed securities consist solely of U.S. Treasury obligations. To be included in the Index, bonds must have a nominal maturity of 1-30 years; outstanding par value of at least $7 million; issued as part of transaction of at least $75 million in value; fixed rate coupon and denominated in U.S. dollars. Barclays Capital does not sponsor, endorse, or promote the Funds and bears no liability with respect to any such Funds or security.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Pre-Refunded Municipal Index ETF (PRB)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for PRB is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	February 3, 2009* through April 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	1	0.2%
Greater than or Equal to 1.0% And Less Than 1.5%	0	0.0%
Greater than or Equal to 0.5% And Less Than 1.0%	30	5.3%
Greater than or Equal to 0.0% And Less Than 0.5%	323	57.1%
Greater than or Equal to -0.5% And Less Than 0.0%	157	27.8%
Greater than or Equal to -1.0% And Less Than -0.5%	36	6.4%
Greater than or Equal to -1.5% And Less Than -1.0%	18	3.2%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%

	565	100.0%

*	First day of secondary market trading.

SHORT MUNICIPAL INDEX ETF

PERFORMANCE COMPARISON
April 30, 2011 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

Total Return	Share Price[1]	NAV	INDEX[2]

One Year	2.31%	2.59%	3.12%
Life (annualized)*	3.96%	4.00%	4.58%
Life (cumulative)*	13.17%	13.31%	15.35%

*since 2/22/08

Commencement date for the Market Vectors Short Municipal Index ETF was 2/22/08.
[1]

The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/22/08) to the first day of secondary market trading in shares of the Fund (2/26/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting vaneck.com/etf. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Barclays Capital AMT-Free Short Continuous Municipal Index

To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date within the last five years, and must be at least one year but less than six years from their maturity date. Remarketed issues, taxable municipal bonds, AMT municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. Barclays Capital does not sponsor, endorse, or promote the Fund and bears no liability with respect to any such Fund or security.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Short Municipal Index ETF (SMB)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for SMB is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	February 26, 2008* through April 30, 2011

Premium/Discount Range	Number of Days	Percentage of Total Days

Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	2	0.2%
Greater than or Equal to 1.0% And Less Than 1.5%	19	2.4%
Greater than or Equal to 0.5% And Less Than 1.0%	165	20.6%
Greater than or Equal to 0.0% And Less Than 0.5%	385	48.1%
Greater than or Equal to -0.5% And Less Than 0.0%	114	14.2%
Greater than or Equal to -1.0% And Less Than -0.5%	69	8.6%
Greater than or Equal to -1.5% And Less Than -1.0%	36	4.5%
Greater than or Equal to -2.0% And Less Than -1.5%	6	0.7%
Greater than or Equal to -2.5% And Less Than -2.0%	2	0.2%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	4	0.5%

	802	100.0%

*	First day of secondary market trading.

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2010 to April 30, 2011.

Actual Expenses
The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Annualized Expense Ratio During Period	Expenses Paid During the Period* November 1, 2010- April 30, 2011

Emerging Markets Local Currency Bond ETF
Actual	$1,000.00	$1,048.60	0.49%	$2.47
Hypothetical**	$1,000.00	$1,022.38	0.49%	$2.44

Investment Grade Floating Rate ETF***
Actual	$1,000.00	$1,000.00	0.19%	$0.03
Hypothetical**	$1,000.00	$1,000.66	0.19%	$0.03

High-Yield Municipal Index ETF
Actual	$1,000.00	$948.60	0.35%	$1.69
Hypothetical**	$1,000.00	$1,023.06	0.35%	$1.76

Intermediate Municipal Index ETF
Actual	$1,000.00	$986.00	0.24%	$1.18
Hypothetical**	$1,000.00	$1,023.60	0.24%	$1.20

Long Municipal Index ETF
Actual	$1,000.00	$947.20	0.24%	$1.16
Hypothetical**	$1,000.00	$1,023.60	0.24%	$1.21

Pre-Refunded Municipal Index ETF
Actual	$1,000.00	$998.90	0.24%	$1.19
Hypothetical**	$1,000.00	$1,023.60	0.24%	$1.20

Short Municipal Index ETF
Actual	$1,000.00	$1,000.00	0.20%	$0.99
Hypothetical**	$1,000.00	$1,023.80	0.20%	$1.00

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended April 30, 2011) multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.
***

Expenses are equal to the Fund’s annualized expense ratio (for the period from April 25, 2011 to April 30, 2011) multiplied by the average account value over the period, multiplied by 5 and divided by 365 (to reflect the one-half year period).

EMERGING MARKETS LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS
April 30, 2011

Principal Amount			Value

FOREIGN DEBT OBLIGATIONS: 97.0%
Brazil: 7.8%
BRL	13,298,000	Banco do Brasil S.A. - Grand Cayman Branch 9.75%, 07/18/17	$8,549,560
		Brazil Letras do Tesouro Nacional
	11,780,000	11.98%, 07/01/12 ^	6,507,916
	10,876,000	9.20%, 01/01/13 ^	5,654,476
		Brazil Notas do Tesouro Nacional Series F
	2,625,000	10.00%, 01/01/12	1,643,863
	1,840,000	10.00%, 01/01/13	1,124,670
	500,000	10.00%, 01/01/14	299,270
	800,000	10.00%, 01/01/21	438,840
	3,350,000	Cia Energetica de Sao Paulo 9.75%, 01/15/15	2,960,924

			27,179,519

Chile: 2.9%
CLP	4,677,000,000	Chile Government International Bond 5.50%, 08/05/20	10,082,268

Colombia: 3.6%
		Colombia Government International Bonds
COP	8,806,000,000	7.75%, 04/14/21	5,543,027
	9,079,000,000	12.00%, 10/22/15	6,614,004
	809,000,000	Republic of Colombia 9.85%, 06/28/27	574,777

			12,731,808

Egypt: 2.9%
EGP	63,970,000	Egypt Government International Bond 8.75%, 07/18/12	10,165,066

Germany: 1.3%
EUR	775,000	Kreditanstalt fuer Wiederaufbau 10.00%, 05/15/12	502,575
	43,980,000	Landwirtschaftliche Rentenbank 7.64%, 04/05/13	3,861,041

			4,363,616

Hungary: 4.2%
		Hungary Government Bonds
HUF	157,810,000	5.50%, 02/12/14	866,719
	310,210,000	5.50%, 02/12/16	1,653,961
	28,220,000	6.00%, 10/24/12	157,960
	121,080,000	6.50%, 06/24/19	659,338
	107,460,000	6.75%, 02/12/13	608,539
	632,490,000	6.75%, 02/24/17	3,535,662
	393,080,000	6.75%, 11/24/17	2,183,722
	130,100,000	7.25%, 06/12/12	738,727
	92,880,000	7.50%, 10/24/13	535,967
	40,660,000	7.50%, 11/12/20	235,103
	583,080,000	8.00%, 02/12/15	3,418,660

			14,594,358

Indonesia: 6.7%
		Indonesia Treasury Bonds
IDR	11,238,000,000	8.25%, 07/15/21	1,351,150
	1,378,000,000	9.00%, 09/15/13	170,041
	6,177,000,000	9.50%, 07/15/23	789,491
	10,327,000,000	9.75%, 05/15/37	1,250,879
	14,375,000,000	10.00%, 07/15/17	1,922,450
	7,062,000,000	10.00%, 09/15/24	931,362
	6,714,000,000	10.00%, 02/15/28	876,262
	4,254,000,000	10.25%, 07/15/22	577,380
	15,948,000,000	10.25%, 07/15/27	2,126,797
	3,135,000,000	10.50%, 08/15/30	416,589
	3,574,000,000	10.75%, 05/15/16	485,624
	2,392,000,000	11.00%, 12/15/12	300,042
	2,793,000,000	11.00%, 10/15/14	369,189
	1,528,000,000	11.00%, 11/15/20	217,117
	18,098,000,000	11.00%, 09/15/25	2,564,050
	5,901,000,000	11.25%, 05/15/14	777,105
	17,628,000,000	11.50%, 09/15/19	2,544,936
	8,356,000,000	11.60%, 08/15/18	1,201,174
	4,322,000,000	11.75%, 08/15/23	638,682
	1,586,000,000	12.00%, 09/15/26	241,158
	4,044,000,000	12.50%, 03/15/13	523,529
	6,387,000,000	12.80%, 06/15/21	1,003,150
	12,807,000,000	12.90%, 06/15/22	2,027,891

			23,306,048

Ireland: 0.9%
RUB	87,900,000	RusHydro JSC via RusHydro Finance Ltd 7.88%, 10/28/15	3,215,717

Malaysia: 9.0%
		Malaysia Government Bonds
MYR	1,100,000	2.51%, 08/27/12	369,380
	6,242,000	3.21%, 05/31/13	2,108,119
	4,478,000	3.46%, 07/31/13	1,519,809
	2,694,000	3.50%, 05/31/27	817,423
	4,291,000	3.70%, 05/15/13	1,463,260
	11,444,000	3.70%, 02/25/13	3,903,351
	2,360,000	3.72%, 06/15/12	804,343
	16,227,000	3.74%, 02/27/15	5,547,267
	8,415,000	3.81%, 02/15/17	2,866,668
	11,011,000	4.24%, 02/07/18	3,810,148
	2,800,000	4.26%, 09/15/16	976,672
	5,415,000	4.38%, 11/29/19	1,883,961
	1,614,000	4.71%, 09/15/26	567,002
	5,729,000	5.09%, 04/30/14	2,031,468
	7,163,000	5.73%, 07/30/19	2,721,959

			31,390,830

Mexico: 5.3%
		Mexican Bonds
MXN	18,543,500	6.00%, 06/18/15	1,587,725
	4,424,000	7.00%, 06/19/14	396,201
	3,500,000	7.50%, 06/21/12	312,886
	2,178,300	7.50%, 06/03/27	184,056
	21,191,200	7.75%, 12/14/17	1,927,826
	2,300,000	8.00%, 12/19/13	210,375
	42,955,900	8.00%, 06/11/20	3,944,329
	33,041,700	8.50%, 12/13/18	3,124,060

See Notes to Financial Statements

EMERGING MARKETS LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount			Value

Mexico: (continued)
	2,000,000	8.50%, 05/31/29	$184,289
	51,643,900	8.50%, 11/18/38	4,681,511
	7,518,100	9.00%, 06/20/13	697,537
	7,416,300	9.50%, 12/18/14	713,012
	5,143,000	10.00%, 11/20/36	537,937

			18,501,744

Netherlands: 1.0%
		Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. - Netherlands
EUR	24,360,000	7.59%, 10/05/15 ^	1,548,905
	14,730,000	9.20%, 09/28/15	1,391,432
	3,800,000	11.00%, 07/23/12	601,834

			3,542,171

Peru: 2.9%
		Peru Government Bonds
PEN	3,414,000	6.90%, 08/12/37	1,103,507
	2,482,000	6.95%, 08/12/31	818,289
	11,175,000	7.84%, 08/12/20	4,163,803
	5,975,000	8.20%, 08/12/26	2,254,701
	2,555,000	8.60%, 08/12/17	1,020,912
	1,536,000	9.91%, 05/05/15	624,486

			9,985,698

Philippines: 2.9%
		Philippine Government International Bonds
PHP	320,000,000	4.95%, 01/15/21 †	7,326,154
	126,000,000	6.25%, 01/14/36	2,847,562

			10,173,716

Poland: 9.7%
		Poland Government Bonds
PLN	2,225,000	8.28%, 01/25/12 ^	812,786
	9,426,000	4.63%, 07/25/12 ^	3,358,643
	895,000	4.78%, 10/25/12 ^	314,506
	3,910,000	5.18%, 01/25/13 ^	1,355,505
	4,052,000	4.75%, 04/25/12	1,528,897
	4,741,000	5.00%, 10/24/13	1,782,044
	851,000	5.00%, 04/25/16	312,545
	4,621,000	5.25%, 04/25/13	1,749,895
	1,281,000	5.25%, 10/25/17	467,536
	4,233,000	5.25%, 10/25/20	1,507,128
	18,680,000	5.50%, 04/25/15	7,024,688
	15,121,000	5.50%, 10/25/19	5,502,139
	8,782,000	5.75%, 04/25/14	3,351,130
	7,396,000	5.75%, 09/23/22	2,691,332
	5,542,000	6.25%, 10/24/15	2,142,755

			33,901,529

Russia: 4.5%
RUB		Russian Federal Bonds
	7,522,000	6.20%, 11/09/11	278,824
	37,589,000	6.85%, 08/01/12	1,402,610
	42,009,000	6.88%, 07/15/15	1,531,478
	31,548,000	6.90%, 08/03/16	1,141,337
	5,628,000	7.10%, 03/13/14	210,977
	48,786,000	7.15%, 01/23/13	1,834,677
	38,201,000	8.10%, 11/26/14	1,471,622
	18,049,000	10.80%, 09/19/12	709,947
	58,055,000	11.20%, 12/17/14	2,437,947
	13,920,000	11.30%, 10/17/12	555,010
	3,899,000	11.90%, 01/18/12	150,687
	21,344,000	12.00%, 03/27/13	874,406
	73,174,000	12.00%, 08/20/14	3,134,864

			15,734,386

South Africa: 8.0%
ZAR	2,350,000	Eskom Holdings Ltd. 7.85%, 04/02/26	318,824
		South Africa Government Bonds
	9,150,000	6.25%, 03/31/36	1,034,570
	21,692,000	6.50%, 02/28/41	2,486,584
	1,438,804	6.75%, 03/31/21	194,542
	4,956,000	7.00%, 02/28/31	625,669
	2,565,000	7.25%, 01/15/20	362,641
	14,793,000	7.50%, 01/15/14	2,278,621
	4,487,000	8.00%, 12/21/18	670,856
	16,575,452	8.25%, 09/15/17	2,530,537
	2,210,000	8.75%, 12/21/14	351,502
	18,547,000	10.50%, 12/21/26	3,265,406
	12,574,800	13.50%, 09/15/15 †	2,317,954
		Transnet Ltd.
	3,500,000	10.50%, 09/17/20	565,111
	67,900,000	10.80%, 11/06/23	11,061,076

			28,063,893

Supranational: 7.2%
MXN	11,960,000	Asian Development Bank 6.55%, 01/28/15	1,017,848
		European Bank for Reconstruction & Development
	6,000,000	7.30%, 08/20/13	511,411
BRL	1,130,000	9.25%, 09/10/12	739,547
		European Investment Bank
	16,300,000	9.06%, 10/22/19 ^	4,893,731
HUF	750,400,000	6.50%, 01/05/15	4,387,536
ZAR	33,760,000	8.00%, 10/21/13	5,207,216
		International Bank for Reconstruction & Development
MXN	1,800,000	3.00%, 07/31/12	676,397
PLN	36,800,000	5.00%, 07/01/13	3,198,500
MXN	777,000	8.25%, 06/24/11	67,737
BRL	300,000	9.50%, 03/02/17	200,658
		Kommuninvest I Sverige
HUF	200,000,000	6.36%, 01/31/13	1,124,638
MXN	34,660,000	7.20%, 07/07/14	3,078,559

			25,103,778

Thailand: 7.2%
		Thailand Government Bonds
THB	6,889,000	3.13%, 12/11/15	228,257
	5,120,000	3.63%, 05/22/15	173,186
	11,215,000	3.63%, 06/16/23	369,570
	26,470,000	3.65%, 12/17/21	882,909
	20,400,000	3.85%, 12/12/25	675,222

See Notes to Financial Statements

Principal Amount			Value

Thailand: (continued)
	42,604,000	3.88%, 06/13/19	$1,464,997
	80,894,000	4.13%, 11/18/16	2,800,667
	15,241,000	4.25%, 03/13/13	520,572
	20,560,000	4.75%, 12/20/24	750,669
	8,395,000	4.88%, 06/22/29	312,114
	144,677,000	5.13%, 03/13/18	5,294,597
	24,271,000	5.25%, 07/13/13	848,029
	108,248,000	5.25%, 05/12/14	3,825,350
	23,436,000	5.40%, 07/27/16	858,927
	58,797,000	5.50%, 03/13/23	2,291,572
	51,787,000	5.63%, 01/12/19	1,966,671
	48,756,000	5.85%, 03/31/21	1,929,168
	2,043,000	6.15%, 07/07/26	85,176

			25,277,653

Turkey: 9.0%
		Turkey Government Bonds
TRY	176,000	7.40%, 11/16/11 ^	111,211
	2,790,000	4.41%, 01/25/12 ^	1,730,786
	5,045,000	8.64%, 04/25/12 ^	3,073,892
	3,320,000	7.12%, 08/08/12 ^	1,972,484
	7,646,000	8.00%, 10/09/13	4,944,999
	4,324,600	10.00%, 01/09/13	2,910,063
	2,921,000	10.00%, 04/10/13	1,969,702
	3,885,000	10.00%, 06/17/15	2,655,712
	3,417,000	10.50%, 01/15/20	2,444,972
	9,811,000	11.00%, 08/06/14	6,834,731
	2,412,400	14.00%, 09/26/12	1,703,917
	1,695,000	16.00%, 03/07/12	1,185,044

			31,537,513

Total Foreign Debt Obligations
(Cost: $324,253,932)			338,851,311

Number of Shares

MONEY MARKET FUND: 6.3%
(Cost: $22,162,868)
	22,162,868	Dreyfus Government Cash Management Fund	22,162,868

Total Investments Before Collateral for Securities Loaned:103.3%
(Cost: $346,416,800)			361,014,179

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 2.6%
(Cost: $9,069,000)
	9,069,000	Bank of New York Overnight Government Fund	9,069,000

Total Investments: 105.9%
(Cost: $355,485,800)			370,083,179
Liabilities in excess of other assets: (5.9)%			(20,552,837)

NET ASSETS: 100.0%			$349,530,342

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Rouble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date
†	Security fully or partially on loan. Total market value of securities on loan is $8,804,503.

See Notes to Financial Statements

EMERGING MARKETS LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS
(continued)

Summary of Investments By Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Financial	4.5%	$16,455,347
Government	82.3	304,593,136
Industrial	3.1	11,626,187
Utilities	1.7	6,176,641
Money Market Fund	8.4	31,231,868

	100.0%	$370,083,179

The summary of inputs used to value the Fund’s investments as of April 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Foreign Debt Obligations*	$—	$338,851,311	$—	$338,851,311
Money Market Fund	31,231,868	—	—	31,231,868

Total	$31,231,868	$338,851,311	$—	$370,083,179

*          See Schedule of Investments for security type and geographic sector breakouts

See Notes to Financial Statements

INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS
April 30, 2011

Principal Amount			Value

CORPORATE OBLIGATIONS: 81.5%
United States: 81.5%
	$225,000	American Express Credit Corp. (FRN) 0.33%, 02/24/12	$224,670
	225,000	Anheuser-Busch InBev Worldwide, Inc. (FRN) 0.82%, 01/27/14	226,356
	225,000	Archer-Daniels-Midland Co. (FRN) 0.47%, 08/13/12	225,460
	225,000	Bank of New York Mellon Corp. (FRN) 0.41%, 03/23/12	225,292
	225,000	Berkshire Hathaway Finance Corp. (FRN) 0.41%, 01/13/12	225,246
	225,000	Citigroup, Inc. (FRN) 2.31%, 08/13/13	231,524
	125,000	General Electric Capital Corp. (FRN) 1.14%, 01/07/14	126,063
		Goldman Sachs Group, Inc. (FRN)
	200,000	0.76%, 03/22/16	192,902
	125,000	0.79%, 01/12/15	122,918
	100,000	0.91%, 09/29/14	99,089
	100,000	1.27%, 02/07/14	100,353
		HSBC Finance Corp. (FRN)
	125,000	0.53%, 01/15/14	123,316
	125,000	0.74%, 06/01/16	120,039
	225,000	Metropolitan Life Global Funding I (FRN) 1.04%, 01/10/14	226,385
		Morgan Stanley (FRN)
	500,000	0.76%, 10/15/15	482,343
	150,000	1.87%, 01/24/14	152,212
	225,000	PNC Funding Corp. (FRN) 0.47%, 01/31/14	223,948
	225,000	US Bank NA (FRN) 0.49%, 10/26/12	225,099
	500,000	Wells Fargo & Co. (FRN) 0.47%, 10/28/15	492,450

Total Corporate Obligations (Cost: $4,044,048)			4,045,665

FOREIGN DEBT OBLIGATIONS: 18.4%
France: 9.2%
	225,000	BNP Paribas (FRN) 1.19%, 01/10/14	226,380
	225,000	Credit Agricole London SA (FRN) 1.72%, 01/21/14	228,501

			454,881

United Kingdom: 9.2%
GBP	225,000	Royal Bank of Scotland Plc (FRN) 2.73%, 08/23/13	232,192
	225,000	Vodafone Group Plc (FRN) 0.59%, 02/27/12	225,444

			457,636

Total Foreign Debt Obligations (Cost: $911,591)			912,517

Number of Shares

MONEY MARKET FUND: 12.6%
(Cost: $625,645)
	625,645	Dreyfus Tax Exempt Cash Management Fund - Class B Shares	625,645

Total Investments: 112.5%
(Cost: $5,581,283)			5,583,827

Liabilities in excess of other assets: (12.5)%			(619,166)

NET ASSETS: 100.0%			$4,964,661

FRN Floating Rate Note - The interest rate shown is the rate in effect as of April 30, 2011
GBP British Pound

Summary of Investments By Sector (unaudited)	% of Investments	Value

Communications	4.0%	$225,444
Consumer, Non-cyclical	8.1	451,816
Financial	76.7	4,280,922
Money Market Fund	11.2	625,645

	100.0%	$5,583,827

See Notes to Financial Statements

INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS
(continued)

The summary of inputs used to value the Fund’s investments as of April 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Corporate Obligations*	$—	$4,045,665	$—	$4,045,665
Foreign Debt Obligations*	—	912,517	—	912,517
Money Market Fund	625,645	—	—	625,645

Total	$625,645	$4,958,182	$—	$5,583,827

*          See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
April 30, 2011

Principal Amount		Value

MUNICIPAL BONDS: 98.0%
Alabama: 1.3%
$1,840,000	Alabama Industrial Development Authority, Solid Waste Disposal, Pine City Fiber Company Project (RB) 6.45%, 01/02/12 (c)	$1,726,950
1,000,000	Alabama Industrial Development Authority, Solid Waste Disposal, Pine City Fiber Company Project (RB) 6.45%, 06/17/11 (c)	938,560

		2,665,510

Arizona: 1.6%
1,000,000	Pima County, Arizona Industrial Development Authority, Charter School Projects, Series A (RB) 5.50%, 07/01/17 (c)	892,000
1,400,000	Pima County, Arizona Industrial Development Authority, Tucson Electric Power Company Project, Series A (RB) 5.25%, 10/01/20 (c)	1,279,026
1,500,000	University Medical Center Corp., Arizona Hospital (RB) 5.00%, 07/01/15 (c)	1,219,725

		3,390,751

California: 4.7%
600,000	California Statewide Community Development Authority, Daughters of Charity Health System, Series A (RB) 5.25%, 07/01/15 (c)	463,488
750,000	California Statewide Community Development Authority, Educational Facilities - Huntington Park Charter School Project-A (RB) 5.15%, 07/01/17 (c)	581,753
500,000	California Statewide Community Development Authority, Educational Facilities - Huntington Park Charter School Project-A (RB) 5.25%, 07/01/17 (c) 144A	362,760
1,500,000	California Statewide Community Development Authority, Thomas Jefferson Law School, Series A (RB) 7.00%, 10/01/26	1,614,780
3,000,000	California Statewide Community Development Authority, Thomas Jefferson Law School, Series A (RB) 7.25%, 10/01/18 (c)	3,023,580
3,500,000	Inland Empire Tobacco Securitization Authority, California Asset Backed-Turbo, Series A (RB) 4.63%, 06/01/17 (c)	2,699,270
500,000	Sacramento Municipal Utility District Financing Authority, Cosumnes Project (RB) (NATL) 5.00%, 07/01/16 (c)	517,180
1,000,000	San Joaquin Hills, California Transportation Corridor Agency, Senior Lien Toll Road (RB) 5.00%, 01/01/12 (c)	710,170

		9,972,981

Colorado: 0.6%
1,500,000	Colorado Health Facilities Authority, Health & Residential, Volunteers of America Care Facilities (RB) 5.20%, 07/01/14 (c)	1,291,050

Connecticut: 0.5%
1,000,000	Harbor Point Infrastructure Improvement District, Harbor Point Project, Series A (TA) 7.88%, 04/01/20 (c)	1,046,400

Delaware: 1.2%
2,900,000	Delaware Economic Development Authority, Exempt Facility (RB) 5.38%, 10/01/20 (c)	2,499,191

District of Columbia: 0.4%
1,500,000	Metropolitan Washington Airports Authority, Dulles Toll Road, Second Senior Lien Series B (RB) 6.13%, 10/01/28 (c)	882,465

Florida: 5.1%
2,000,000	Callaway, Florida Capital Improvement Special Capital Improvement Project (RB) (ACA) 5.25%, 08/01/17 (c)	1,608,200
3,000,000	Greater Orlando Aviation Authority, JetBlue Airway Corp. Project (RB) 6.50%, 11/15/11 (c)	2,714,250
3,000,000	Lee County Industrial Development Authority, Industrial Development, Lee County Community Charter Schools, LLC Projects, Series A (RB) 5.25%, 06/15/17 (c)	2,449,620
335,000	Lee County, Florida Industrial Development Authority Health Care Facilities, Shell Point/Alliance Obligation Group (RB) 5.13%, 11/15/16 (c)	259,119
1,235,000	Midtown Miami Community Development District, Infrastructure Project, Series B (SA) 6.50%, 05/01/14 (c)	1,127,296
1,000,000	Midtown Miami Community Development District, Parking Garage Project, Series A (SA) 6.25%, 05/01/14 (c)	883,730
4,000,000	Six Mile Creek Community Development District, Florida, Capital Improvement (SA) 5.88%, 05/01/17 (c) § (a)	1,240,000
500,000	Sumter County, Florida Village Community Development District No. 8, Phase II (SA) 6.13%, 05/01/20 (c)	461,505

		10,743,720

See Notes to Financial Statements

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

Georgia: 0.7%
$1,600,000	DeKalb County, Georgia Hospital Authority, DeKalb Medical Center, Inc. Project (RB) 6.13%, 09/01/20 (c)	$1,446,528

Guam: 3.6%
2,750,000	Guam Government Department of Education, John F. Kennedy Project, Series A (CP) 6.88%, 12/01/20 (c)	2,640,990
1,200,000	Guam Government Limited Obligation, Series A (RB) 5.63%, 12/01/19 (c)	1,177,584
3,850,000	Guam Government Waterworks Authority, Water & Wastewater System (RB) 5.88%, 07/01/15 (c)	3,571,568
250,000	Guam Power Authority, Series A (RB) 5.50%, 10/01/20 (c)	234,448

		7,624,590

Illinois: 7.5%
1,000,000	Illinois Railsplitter Tobacco Settlement Authority (RB) 5.25%, 06/01/21	980,810
800,000	Cook County, Illinois Recovery Zone Facility, Navistar International Corp. Project (RB) 6.50%, 10/15/20 (c)	807,256
2,000,000	Illinois Finance Authority, Greenfields of Geneva Project, Series A (RB) 8.25%, 02/15/20 (c)	1,899,380
2,875,000	Illinois Finance Authority, Park Place of Elmhurst Project, Series A (RB) 8.13%, 05/15/20 (c)	2,732,774
575,000	Illinois Finance Authority, Resurrection Health Care Corp. (RB) 6.13%, 05/15/19 (c)	575,523
4,500,000	Illinois Finance Authority, Sedgebrook, Inc. Facility, Series A (RB) 6.00%, 11/15/17 (c) * (a)	90,000
3,945,000	Illinois Finance Authority, Sherman Health System, Series A (RB) 5.50%, 08/01/17 (c)	3,359,049
2,070,000	Illinois Finance Authority, Swedish Covenant Hospital, Series A (RB) 6.00%, 02/15/20 (c)	1,953,418
3,500,000	Illinois Finance Authority, The Admiral At The Lake Project, Series A (RB) 8.00%, 05/15/20 (c)	3,350,060

		15,748,270

Indiana: 2.1%
1,475,000	Indiana Finance Authority, King’s Daughters’ Hospital & Health Services (RB) 5.13%, 08/15/20 (c)	1,271,627
3,000,000	Vigo County, Indiana Hospital Authority, Union Hospital, Inc. (RB) 5.75%, 09/01/17 (c)	2,299,770
1,000,000	Vigo County, Indiana Hospital Authority, Union Hospital, Inc. (RB) 5.70%, 09/01/17 (c)	776,600

		4,347,997

Iowa: 0.5%
1,500,000	Iowa Finance Authority, Senior Living Facilities, Deerfield Retirement Community (RB) 5.50%, 11/15/17 (c)	954,840

Kentucky: 0.4%
1,000,000	Kentucky Economic Development Finance Authority, Owensboro Medical Health System, Inc. Series B (RB) 6.38%, 06/01/20 (c)	941,680

Louisiana: 4.7%
4,250,000	Lakeshore Village Master Community Development District (SA) 5.25%, 07/01/17 * (a)	1,785,000
660,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Parking Facilities Corp. Garage Project, Series A (RB) (AMBAC) 5.38%, 10/01/11 (c)	620,123
2,300,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Westlake Chemical Corp. Project, Series A (RB) 6.50%, 11/01/20 (c)	2,312,903
500,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Westlake Chemical Corp. Project, Series A (RB) 6.50%, 08/01/20 (c)	505,815
3,000,000	Louisiana Public Facilities Authority, Lake Charles Memorial Hospital Project (RB) 6.38%, 12/01/19 (c)	2,755,800
1,050,000	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Series A (RB) 5.38%, 05/15/17 (c)	855,771
1,100,000	Saint John, Louisiana Marathon Oil Corp. Project, Series A (RB) 5.13%, 06/01/17 (c)	1,013,210

		9,848,622

Maryland: 1.5%
2,000,000	Frederick County, Maryland Urbana Community Development Authority, Series B (ST) 5.50%, 07/01/20 (c)	1,795,100
2,000,000	Maryland State Economic Development Corp., Chesapeake Bay Area, Series A (RB) 5.00%, 12/01/16 (c)	1,296,220

		3,091,320

See Notes to Financial Statements

Principal Amount		Value

Massachusetts: 1.4%
$3,000,000	Massachusetts Health & Educational Facilities Authority, Milton Hospital Issue, Series D (RB) 5.50%, 07/01/15 (c)	$2,229,000
800,000	Massachusetts Health & Educational Facilities Authority, Saints Memorial Medical Center Issue, Series A (RB) 6.00%, 10/01/11 (c)	677,728

		2,906,728

Michigan: 2.3%
2,450,000	Kent Hospital Finance Authority, Metropolitan Hospital Project, Series A (RB) 6.00%, 07/01/15 (c)	2,122,827
2,000,000	Kent Hospital Finance Authority, Metropolitan Hospital Project, Series A (RB) 5.25%, 07/01/15 (c)	1,666,800
1,000,000	Michigan State Strategic Fund, Solid Waste Disposal, Obligated-Waste Management System Project (RB) 4.63%, 12/01/12	1,037,800

		4,827,427

Minnesota: 1.1%
500,000	Saint Paul, Minnesota Housing & Redevelopment Authority, Carondelet Village Project, Series A (RB) 6.00%, 08/01/17 (c)	461,700
500,000	Saint Paul, Minnesota Housing & Redevelopment Authority, Carondelet Village Project, Series A (RB) 6.00%, 08/01/17 (c)	472,545
1,500,000	Saint Paul, Minnesota Housing & Redevelopment Authority, HealthEast Project (RB) 6.00%, 11/15/15 (c)	1,331,385

		2,265,630

Missouri: 1.6%
3,000,000	Kansas City Industrial Development Authority, Missouri Health Care Facilities First Mortgage, Series A (RB) 6.25%, 01/01/14 (c)	2,831,970
570,000	Saint Louis, Missouri Industrial Development Authority, Confluence Academy Project, Series A (RB) 5.35%, 06/15/15 (c)	447,615

		3,279,585

Montana: 1.4%
3,090,000	Montana State Board, Resource Recovery, Yellowstone Energy Project (RB) 7.00%, 06/30/11 (c)	2,908,679

Nebraska: 2.0%
1,500,000	Central Plains Energy Project, Nebraska Gas Project No. 1, Series A (RB) 5.00%, 12/01/15	1,542,510
3,510,000	Nebraska Educational Finance Authority, Concordia University Project (RB) 5.00%, 10/01/15 (c)	2,759,211

		4,301,721

New Jersey: 4.8%
7,150,000	New Jersey Economic Development Authority, Gloucester Marine Project A (RB) 6.63%, 01/01/16 (c)	6,258,681
1,000,000	New Jersey Health Care Facilities Financing Authority, Hackensack University Medical Center Issue, Series B (RB) 4.75%, 01/01/20 (c)	878,040
3,000,000	New Jersey Health Care Facilities Financing Authority, St. Joseph’s Healthcare System (RB) 6.63%, 07/01/18 (c)	2,920,530

		10,057,251

New York: 9.3%
2,080,000	Chautaugua County Industrial Development, NRG Dunkirk Power Project (RB) 5.88%, 02/01/20 (c)	1,946,797
1,000,000	Erie County Industrial Development Agency Civic Facility, Charter School for Applied Technologies Project, Series A (RB) 6.75%, 06/01/15 (c)	990,100
2,055,000	Nassau County, New York Project Individual Development Agency, Continuing Care Retirement Home, Amsterdam at Harborside, Series A (RB) 6.70%, 01/01/18 (c)	1,859,117
1,500,000	Nassau County, New York Project Individual Development Agency, Continuing Care Retirement Home, Amsterdam at Harborside, Series A (RB) 6.50%, 01/01/18 (c)	1,416,915
1,950,000	New York City Industrial Development Agency, American Airlines, Inc. JFK International Airport Project. (RB) 8.00%, 08/01/16 (c)	2,005,555
4,000,000	New York City Industrial Development Agency, Civic Facility, Bronx Parking Development Company LLC Project (RB) 5.88%, 10/01/17 (c)	2,461,880

See Notes to Financial Statements

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

New York: (continued)
$2,000,000	New York City Industrial Development Agency, Civic Facility, Vaughn College of Aeronautics & Technology Project, Series A (RB) 5.00%, 12/01/16 (c)	$1,611,100
1,120,000	New York City Industrial Development Agency, Queens Baseball Stadium Project (RB) (AMBAC) 4.75%, 01/01/17 (c)	859,589
2,150,000	New York City Industrial Development Agency, Queens Baseball Stadium Project (RB) (AMBAC) 5.00%, 01/01/17 (c)	1,705,272
1,000,000	New York City Industrial Development Agency, Special Facility, JetBlue Airways Corp. Project (RB) 5.00%, 05/15/12 (c)	856,330
1,500,000	New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Second Priority Liberty (RB) 6.38%, 01/15/20 (c)	1,500,315
1,250,000	New York Suffolk County Industrial Development Agency, Southampton Hospital Association Civic Facility, Series B (RB) 7.63%, 01/01/12 (c)	1,249,962
1,750,000	Tsasc, Inc., Tobacco Settlement (RB) 5.13%, 06/01/16 (c)	1,165,902

		19,628,834

North Carolina: 0.5%
1,250,000	North Carolina Medical Care Commission, Retirement Facilities, Galloway Ridge Project (RB) 6.00%, 01/01/20 (c)	1,127,375

Ohio: 5.3%
1,605,000	Buckeye Ohio Tobacco Settlement Financing Authority (RB) 5.88%, 06/01/17 (c)	1,160,672
1,000,000	Buckeye, Ohio Tobacco Settlement Finance Authority, Asset-Backed-Senior-Turbo, Series A-2 (RB) 5.88%, 06/01/17 (c)	670,940
1,250,000	Buckeye, Ohio Tobacco Settlement Finance Authority, Asset-Backed-Senior-Turbo, Series A-2 (RB) 6.50%, 06/01/17 (c)	919,188
2,000,000	Cleveland, Ohio Airport, Continental Airlines, Inc. Project (RB) 5.38%, 09/15/11 (c)	1,648,840
1,000,000	Lorain County, Ohio Port Authority, United States Steel Corporation Project (RB) 6.75%, 12/01/20 (c)	1,028,300
2,510,000	Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Series E (RB) 5.63%, 10/01/19	2,571,470
500,000	Ohio State Environmental Facilities, Ford Motor Company Project (RB) 5.75%, 04/01/15 (c)	465,640
1,500,000	Ohio State Higher Educational Facility Commission, Ashland University Project (RB) 6.25%, 09/01/20 (c)	1,473,285
1,500,000	Ohio State Solid Waste Disposal, USG Corp. Project (RB) 5.60%, 08/03/11 (c)	1,171,605

		11,109,940

Oklahoma: 2.1%
2,900,000	Oklahoma Kingfisher Hospital Authority, Hospital & Sales Tax (RB) 6.50%, 12/01/17 (c)	2,504,556
2,000,000	Tulsa, Oklahoma Municipal Airport Trust, Series A (RB) 7.75%, 12/01/14 (p)	2,007,820

		4,512,376

Oregon: 0.6%
750,000	Oregon State Facilities Authority, Concordia University Project, Series A (RB) 6.38%, 09/01/20 (c)	731,280
650,000	Oregon State Facilities Authority, Concordia University Project, Series A (RB) 6.13%, 09/01/20 (c)	630,266

		1,361,546

Pennsylvania: 5.7%
2,000,000	Allegheny County, Pennsylvania Hospital Development Authority, Health System, West Pennsylvania, Series A (RB) 5.00%, 11/15/17 (c)	1,538,780
1,250,000	Lancester County Hospital Authority, Brethren Village Project, Series A (RB) 6.50%, 07/01/17 (c)	1,169,637
4,150,000	Lycoming County Authority, Susquehanna Health System Project, Series A (RB) 5.75%, 07/01/19 (c)	3,696,156
2,020,000	Pennsylvania Economic Development Finance Authority, Colver Project, Series G (RB) 5.13%, 12/01/15	1,996,851
1,200,000	Pennsylvania Economic Development Finance Authority, Exempt Facilities Reliant Energy Seward LLC, Series A (RB) 6.75%, 06/01/11 (c)	1,241,124
2,200,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal, USG Corporation Project (RB) 6.00%, 06/01/11 (c)	1,822,656

See Notes to Financial Statements

Principal Amount		Value

Pennsylvania: (continued)
$490,000	Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System Obligated Group, Series A (RB) 5.50%, 07/01/17 (c)	$419,955

		11,885,159

Puerto Rico: 3.4%
61,000,000	Children’s Trust Tobacco Settlement Asset-Backed Bond, Series A (RB) 0.00%, 05/15/15 (c) ^	1,963,590
3,000,000	Puerto Rico Commonwealth Public Improvement, Series A (GO) (NATL) 5.50%, 07/01/19	3,148,440
2,000,000	Puerto Rico Public Financing Corp., Commonwealth Appropriation, Series A (RB) 5.75%, 02/01/12 (c) (p)	2,040,540

		7,152,570

South Carolina: 1.5%
4,010,000	South Carolina Jobs-Economic Development Authority, Hospital Improvement, Hampton Regional Medical Center Project (RB) 5.25%, 11/01/16 (c)	3,125,995

South Dakota: 2.1%
4,275,000	Sioux Falls, South Dakota Health Facilities, Dow Rummel Village Project (RB) 5.00%, 11/15/16 (c)	3,124,811
1,500,000	Sioux Falls, South Dakota Health Facilities, Dow Rummel Village Project (RB) 5.00%, 11/15/16 (c)	1,305,390

		4,430,201

Texas: 10.2%
2,000,000	Austin, Texas Convention Enterprises Inc., First Tier Series A (RB) (XLCA) 5.25%, 01/01/17 (c)	1,742,540
1,000,000	Brazoria County, Texas Brazos River Harbor Navigation, Series A-4 (RB) 5.95%, 05/15/18 (c) (p)	976,020
3,200,000	Dallas-Fort Worth International Airport Facility Improvement Corp., American Airlines, Inc. (RB) 6.00%, 06/17/11 (c)	3,116,768
705,000	Hidalgo County, Texas Health Services Corp., Mission Hospital Project (RB) 5.00%, 08/15/16	717,380
1,000,000	Hidalgo County, Texas Health Services Corp., Mission Hospital Project (RB) 5.00%, 08/15/17 (c)	875,320
1,560,000	Red River Authority of Texas, Celanese Project, Series B (RB) 6.70%, 05/01/12 (c)	1,539,970
2,800,000	Tarrant County, Texas Cultural Education Facilities Finance Corp., Doctors’ Hospital Project (RB) 6.38%, 11/01/16 (c) * §	980,000
1,500,000	Tarrant County, Texas Cultural Education Facilities Finance Corp., Northwest Senior Housing Corporation - Edgemere Project, Series A (RB) 6.00%, 11/15/16 (c)	1,342,215
1,000,000	Tarrant County, Texas Cultural Education Facilities Finance Corp., Stayton at Museum Way Project, Series A (RB) 8.00%, 11/15/19 (c)	967,140
1,485,000	Texas Brazos River Authority, Pollution Control, TXU Electric Company Project, Series C (RB) 5.75%, 11/01/11 (p)	1,459,012
4,040,000	Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Group LLC Project, Senior Lien (RB) 7.00%, 06/30/20 (c)	4,140,879
3,000,000	Texas State Public Finance Authority Charter School Finance Corp., Cosmos Foundation, Series A (RB) 5.38%, 02/15/15 (c)	2,557,080
1,000,000	Texas Turnpike Authority, Central Texas Turnpike System, Series A (RB) (AMBAC) 5.75%, 08/15/12 (c)	966,530

		21,380,854

Virgin Islands: 1.1%
500,000	United States Virgin Islands Government Refinery, Hovensa Coker Project (RB) 6.50%, 01/01/13 (c)	485,505
895,000	Virgin Islands Public Finance Authority, Virgin Islands Gross Receipts Taxes Loan Note (RB) (FGIC) (NATL) 4.25%, 10/01/16 (c)	737,292
1,000,000	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Loan Note, Diageo Project, Series A (RB) 6.75%, 10/01/19 (c)	1,029,610

		2,252,407

Virginia: 0.7%
2,500,000	Tobacco Settlement Financing Corp., Senior Series B-1 (RB) 5.00%, 06/01/17 (c)	1,443,350

Washington: 2.1%
750,000	Washington Health Care Facilities Authority, Central Washington Health Services Association (RB) 6.25%, 07/01/19 (c)	747,263
3,900,000	Washington State Housing Finance Commission, Skyline at First Hill Project, Series B (RB) 5.10%, 01/01/12 (c)	3,770,793

		4,518,056

See Notes to Financial Statements

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

West Virginia: 1.1%
$2,500,000	Ohio County, West Virginia County Commission Special District Excise Tax & Improvement, The Highland Project, Series B (RB) 5.63%, 03/01/16 (c)	$2,245,250

Wisconsin: 1.3%
2,670,000	Wisconsin State Health & Educational Facilities Authority, Wheaton Franciscan Services (RB) 5.13%, 08/15/13 (c)	2,235,244
500,000	Wisconsin State Health & Educational Facilities Authority, Wheaton Healthcare, Series B (RB) 5.13%, 08/15/16 (c)	430,900

		2,666,144

Total Municipal Bonds
(Cost: $206,250,214)		205,882,993
Other assets less liabilities: 2.0%		4,167,706

NET ASSETS: 100.0%		$210,050,699

ACA	Credit Agricole SA
AMBAC	American Municipal Bond Assurance Corp.
CP	Certificate of Participation
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SA	Special Assessment
ST	Special Tax
TA	Tax Allocation
XLCA	Syncora Guarantee, Inc.
(a)	Security in default
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security - the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. This security may be resold in transactions exempt from registration, unless otherwise noted.

*	Non-income producing
☐	Convertible Capital Appreciation Bond – the rate shown is the effective yield at purchase date.
§	Illiquid Security — the aggregate value of illiquid securities is $2,220,000 which represents 1.1% of net assets.

Summary of Investments By Sector (unaudited)	% of Investments	Value

Airport	2.7%	$5,604,535
Development	16.3	33,495,537
Education	6.4	13,231,273
Facilities	3.7	7,586,517
General Obligation	5.5	11,406,172
Higher Education	4.3	8,870,856
Medical	27.0	55,578,938
Nursing Homes	9.2	19,007,887
Pollution	8.0	16,359,685
Power	2.4	4,939,333
Tobacco Settlement	5.3	11,003,722
Transportation	5.9	12,076,260
Utilities	0.8	1,542,510
Water	2.5	5,179,768

	100.0%	$205,882,993

See Notes to Financial Statements

The summary of inputs used to value the Fund’s investments as of April 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Total Municipal Bonds*	$—	$205,882,993	$—	$205,882,993

*	See Schedule of Investments for security type and geographic sector breakouts

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended April 30, 2011:

Balance as of 04/30/10	$1,400,000
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases	—
Net sales	—
Transfers in and/or out of level 3†	(1,400,000)

Balance as of 04/30/11	$—

†	Security transferred out of level 3 into level 2 due to availability of market inputs.

See Notes to Financial Statements

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
April 30, 2011

Principal Amount		Value

MUNICIPAL BONDS: 98.7%
Alaska: 0.2%
$470,000	Alaska Housing Finance Corp., Home Mortgage, Series C (RB) 4.63%, 12/01/18 (c)	$470,818

Arizona: 2.3%
250,000	Arizona Health Facilities Authority, Series D (RB) 5.50%, 01/01/18 (c)	269,745
500,000	Arizona State Certificates of Participation, Department of Administration, Series B (CP) (AGM) 5.00%, 04/01/20 (c)	517,010
500,000	Arizona State Transportation Board Excise Tax Revenue, Maricopa County, Regional Area Road Fund (RB) 5.00%, 07/01/20 (c)	568,810
750,000	Arizona State Transportation Board Excise Tax Revenue, Maricopa County, Regional Area Road Fund (RB) 5.00%, 07/01/20 (c)	843,097
500,000	Arizona State Transportation Board, Maricopa County Regional Area Road (RB) 5.00%, 07/01/19 (c)	543,555
500,000	Arizona State, Series A (CP) (AGM) 5.00%, 10/01/19	537,565
500,000	Arizona Water Infrastructure Finance Authority, Series A (RB) 5.00%, 10/01/18 (c)	547,530
250,000	Arizona Water Infrastructure Finance Authority, Series A (RB) 5.00%, 10/01/18 (c)	282,632
250,000	Phoenix, Arizona, Civic Improvement Corp., Wastewater System (RB) (NATL) 5.00%, 07/01/17 (c)	266,888
250,000	Phoenix, Arizona, Civic Improvement Corp., Wastewater System Senior Lien (RB) 5.50%, 07/01/18 (c)	282,250
250,000	Salt River Project Agricultural Improvement & Power District, Series A (RB) 5.00%, 01/01/19 (c)	269,760

		4,928,842

California: 14.4%
500,000	Bay Area Infrastructure Financing Authority (RB) (FGIC) (NATL) 5.00%, 08/01/14 (c)	510,605
500,000	Bay Area Infrastructure Financing Authority (RB) (AMBAC) 5.00%, 08/01/11 (c)	502,450
500,000	Bay Area Toll Authority, Series F (RB) 5.00%, 04/01/16 (c)	542,220
1,050,000	California Long Beach Bond Finance Authority, Natural Gas Purchase, Series A (RB) 5.25%, 11/15/18	1,078,885
500,000	California State (GO) 5.25%, 10/01/19 (c)	553,645
75,000	California State (GO) 5.00%, 11/01/15	84,003
500,000	California State (GO) 5.00%, 10/01/16 (c)	546,695
500,000	California State (GO) 5.00%, 02/01/17 (c)	547,940
500,000	California State (GO) 4.50%, 02/01/17 (c)	480,745
1,000,000	California State (GO) 4.50%, 02/01/17 (c)	940,760
500,000	California State Department of Water Resources, Central Valley Project, Series AG (RB) 5.00%, 12/01/19 (c)	537,480
1,000,000	California State Economic Recovery Bonds, Series A (GO) 5.00%, 07/01/16 (c)	1,062,420
300,000	California State Public Works Board, Various Capital Projects, Series G-1 (RB) 5.00%, 10/01/19 (c)	308,277
500,000	California State Public Works Board, Various Capital Projects, Series G-1 (RB) 5.25%, 10/01/17	544,435
1,000,000	California State Various Purpose (GO) (FGIC) (NATL) 5.00%, 06/01/17 (c)	1,015,130
500,000	California State Veterans Affairs Department, Home Purchase, Series A (RB) 4.25%, 11/30/11 (c)	505,985
500,000	California Water Resources Department Power Supply, Series H (RB) 5.00%, 05/01/17	575,760
500,000	California Water Resources Department Power Supply, Series L (RB) 5.00%, 05/01/18	578,340
250,000	Coast Community College District, California Election 2002-Series B (GO) (AGM) 5.00%, 08/01/16 (c)	262,668
505,000	Los Angeles County, Metropolitan Transportation Authority, Series A (RB) 5.00%, 07/01/18	583,684
250,000	Los Angeles Department of Water & Power, Series A-1 (RB) (AMBAC) 5.00%, 07/01/17 (c)	273,063
250,000	Los Angeles Unified School District, Series A-1 (GO) (AGM) 4.50%, 07/01/17 (c)	254,020
500,000	Los Angeles Unified School District, Series A-1 (GO) (NATL) 4.50%, 07/01/17 (c)	491,240

See Notes to Financial Statements

Principal Amount		Value

California: (continued)
$250,000	Los Angeles Unified School District, Series B (GO) (FGIC) 4.75%, 07/01/16 (c)	$260,900
500,000	Los Angeles Unified School District, Series E (GO) (AGM) 5.00%, 07/01/17 (c)	543,225
750,000	Los Angeles Unified School District, Series H (GO) (AGM) 5.00%, 07/01/17 (c)	783,465
1,000,000	Los Angeles, California Community College District, Election of 2001, Series A (GO) (FGIC) (NATL) 5.00%, 08/01/17 (c)	1,020,330
750,000	Los Angeles, California Convention & Exhibition Center, Series A (RB) 5.00%, 08/15/17	807,637
250,000	Los Angeles, California Convention & Exhibition Center, Series A (RB) 5.13%, 08/15/18 (c)	252,628
1,000,000	Los Angeles, California Municipal Improvement Corp., Police Headquarters Facility & Public Works Building, Series A (RB) (FGIC) (NATL) 5.00%, 01/01/17 (c)	1,063,670
500,000	Los Angeles, California Municipal Improvement Corp., Police Headquarters Facility & Public Works Building, Series A (RB) (FGIC )(NATL) 5.00%, 01/01/17 (c)	511,585
1,000,000	Los Angeles, California Municipal Improvement Corp., Police Headquarters Facility & Public Works Building, Series A (RB) (FGIC) (NATL) 5.00%, 01/01/17 (c)	1,068,930
500,000	Los Angeles, California Unified School District, Series A (GO) (AGM) 4.50%, 07/01/17 (c)	500,775
1,500,000	Los Angeles, California Wastewater System, Series A (RB) 5.75%, 06/01/19 (c)	1,659,945
500,000	Sacramento City Financing Authority, Master Lease Program Facilities, Series E (RB) (AMBAC) 5.25%, 12/01/26	499,450
500,000	Sacramento City Financing Authority, Master Lease Program Facilities, Series E (RB) (AMBAC) 5.25%, 12/01/24	512,690
1,000,000	Sacramento City Financing Authority, Master Lease Program Facilities, Series E (RB) (AMBAC) 5.25%, 12/01/22	1,044,090
250,000	San Diego, California Community College District (GO) (AGM) 5.00%, 08/01/17 (c)	260,308
500,000	San Diego, California Community College District Election of 2002 (GO) (AGM) 5.00%, 05/01/15 (c)	511,975
500,000	San Diego, California Community College District Election of 2006 (GO) (AGM) 5.00%, 08/01/17 (c)	524,810
250,000	San Diego, California Community College District Election of 2006 (GO) (AGM) 5.00%, 08/01/17 (c)	267,233
500,000	San Francisco, California City & County Airports Commission, Second Series 32G (RB) (FGIC) (NATL) 5.00%, 05/01/16 (c)	509,275
1,000,000	San Francisco, California City & County General Hospital Improvement, Series A (GO) 4.75%, 06/15/19	1,119,060
500,000	San Francisco, California City & County Public Utilities Commission, Series B (RB) 4.00%, 11/01/19 (c)	482,900
500,000	San Francisco, California City & Country Public Utilities Commission, Series A (RB) 5.00%, 11/01/19 (c)	526,130
500,000	San Francisco, California City & Country Public Utilities Commission, Series B (RB) 4.00%, 11/01/19 (c)	490,790
250,000	San Jose, California Redevelopment Agency, Series D (AMBAC) (TA) 5.00%, 08/01/17 (c)	236,863
1,000,000	Southern California Public Power Authority, Canyon Power Project, Series A (RB) 5.25%, 01/01/20 (c)	1,039,410
250,000	University of California Limited Project, Series A (RB) (NATL) 5.00%, 05/15/12 (c)	264,250
500,000	University of California, Series Q (RB) 5.00%, 05/15/17 (c)	534,370
500,000	University of Caliornia, Series J (RB) (AGM) 4.50%, 05/15/15 (c)	498,370
1,000,000	Vernon City, California, Electric System Revenue, Series A (RB) 5.13%, 08/01/19 (c)	1,025,940

		31,601,454

Colorado: 0.3%
670,000	Colorado Public Authority, Natural Gas Purchase (RB) 6.13%, 11/15/23	707,547

See Notes to Financial Statements

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

Connecticut: 0.5%
$500,000	Connecticut State Health & Educational Facility Authority, Series I (RB) (NATL) 5.00%, 07/01/17 (c)	$519,555
500,000	Connecticut State, Series E (GO) 5.00%, 12/15/16 (c)	554,840

		1,074,395

District of Columbia: 0.5%
850,000	District of Columbia, Income Tax Secured Revenue, Series A (RB) 5.00%, 06/01/20 (c)	935,187
250,000	Washington D.C. Convention Center Authority, Senior Lien, Series A (RB) (AMBAC) 4.50%, 10/01/16 (c)	246,023

		1,181,210

Florida: 5.0%
250,000	Collier County, Florida School Board (CP) (AGM) 5.00%, 02/15/16 (c)	257,583
250,000	Florida Citizens Property Insurance Corp., High Risk Account, Senior Secured A-1 (RB) 5.50%, 06/01/17	268,783
500,000	Florida Citizens Property Insurance Corp., High Risk Account, Senior Secured A-1 (RB) (AGM) 5.00%, 06/01/17	529,755
475,000	Florida Citizens Property Insurance Corp., High Risk Account, Senior Secured A-1 (RB) 4.25%, 06/01/17	479,037
500,000	Florida State Board of Education, Public Education Capital Outlay, Series A (GO) 4.75%, 06/01/20 (c)	525,325
500,000	Florida State Board of Education, Public Education Capital Outlay, Series A (GO) 4.00%, 06/01/19 (c)	532,905
1,500,000	Florida State Board of Education, Public Education Capital Outlay, Series C (GO) 5.00%, 06/01/19 (c)	1,665,960
500,000	Florida State Board of Education, Public Education Capital Outlay, Series D (GO) 5.00%, 06/01/19 (c)	553,890
225,000	Florida State Department of Environmental Protection, Series A (RB) (AGO) 5.00%, 07/01/17 (c)	243,020
510,000	Miami-Dade County, Florida Aviation, Series A (RB) 4.88%, 10/01/20 (c)	516,701
250,000	Miami-Dade County, Florida Educational Facilities Series B (RB) (AMBAC) 5.25%, 04/01/22	270,270
500,000	Miami-Dade County, Florida School Board Series A (CP) (AMBAC) 5.00%, 08/01/18 (c)	535,685
500,000	Miami-Dade County, Florida School Board Series B (CP) (AGO) 5.25%, 05/01/18 (c)	546,395
250,000	Miami-Dade County, Florida Special Obligation, Capital Asset Acquisition, Series A (RB) (AMBAC) 5.00%, 04/01/17 (c)	258,378
500,000	Miami-Dade County, Florida Water and Sewer System (RB) (AGM) 5.00%, 10/01/20 (c)	532,405
430,000	Orange County, Florida Tourist Development Tax Revenue, Series A (RB) (NATL) 5.00%, 10/01/17 (c)	452,837
500,000	Orlando, Florida Utilities Commission Utility System (RB) 5.00%, 10/01/16 (c)	555,635
250,000	Palm Beach County, Florida School Board, Series A (CP) (AGM) 5.00%, 08/01/15 (c)	259,748
250,000	Polk County, Florida School District (RB) (AGM) 5.00%, 10/01/17	268,975
250,000	Port Saint Lucie, Florida Utility System Refunding and Improvement (RB) (NATL) 5.25%, 09/01/21	274,210
250,000	South Miami Health Facilities Authority (RB) 5.00%, 08/15/17 (c)	265,748
500,000	South Miami Health Facilities Authority, Baptist Health South Florida (RB) 5.00%, 08/15/17 (c)	519,610
750,000	Volusia County, Florida Educational Facilities Authority, Embry-Riddle Aeronautical University, Inc. (RB) 5.00%, 10/15/15 (c)	694,582

		11,007,437

Georgia: 3.5%
500,000	Cobb County, Georgia Water & Sewerage Improvement (RB) 3.75%, 07/01/19 (c)	511,645
750,000	DeKalb County, Georgia Hospital Authority (RB) 5.25%, 09/01/20	745,035
250,000	Douglas County School District, Georgia (GO) (AGM) (SAW) 5.00%, 04/01/17 (c)	269,438
400,000	Fulton County, Georgia Development Authority, Series B (RB) 4.50%, 03/15/19 (c)	375,996
500,000	Georgia State, Series B (GO) 5.00%, 01/01/19 (c)	580,190
500,000	Georgia State, Series B (GO) 5.00%, 01/01/19 (c)	557,445
400,000	Georgia State, Series B (GO) 5.00%, 07/01/18 (c)	455,040

See Notes to Financial Statements

Principal Amount		Value

Georgia: (continued)
$500,000	Georgia State, Series B (GO) 5.00%, 04/01/17 (c)	$591,445
250,000	Georgia State, Series C (GO) 5.00%, 07/01/17 (c)	283,780
400,000	Gwinnett County Development Authority, Public Schools Project (CP) (NATL) 5.25%, 01/01/21	462,608
500,000	Gwinnett County, Georgia School District (GO) 5.00%, 02/01/25 (c)	567,765
655,000	Gwinnett County, Georgia School District (GO) 5.00%, 02/01/24	768,538
500,000	Main Street Natural Gas, Inc., Gas Project, Series B (RB) 5.00%, 03/15/20	483,865
1,000,000	Main Street Natural Gas, Inc., Gas Project, Series B (RB) 5.00%, 03/15/18	1,010,350

		7,663,140

Hawaii: 0.7%
500,000	Hawaii State, Series DI (GO) (AGM) 5.00%, 03/01/16 (c)	548,120
500,000	Hawaii State, Series DK (GO) 5.00%, 05/01/18 (c)	537,170
325,000	Hawaii State, Series DO (GO) 5.00%, 08/01/17	379,028

		1,464,318

Illinois: 7.2%
500,000	Chicago O’Hare International Airport, 3rd Lien, Series A (RB) (NATL) 5.25%, 01/01/16 (c)	512,405
250,000	Chicago O’Hare International Airport, 3rd Lien, Series A (RB) (AMBAC) 5.00%, 01/01/16 (c)	260,840
500,000	Chicago O’Hare International Airport, 3rd Lien, Series B (RB) (AGM) 5.00%, 01/01/17 (c)	533,150
500,000	Chicago O’Hare International Airport, 3rd Lien, Series B (RB) (AGM) 5.00%, 01/01/17 (c)	527,140
500,000	Chicago O’Hare International Airport, 3rd Lien, Series B (RB) (NATL) 5.25%, 01/01/18	553,425
1,000,000	Chicago O’Hare International Airport, 3rd Lien, Series B (RB) (AGM) 5.00%, 01/01/17 (c)	1,082,220
500,000	Chicago O’Hare International Airport, 3rd Lien, Series C (RB) (AGO) 5.25%, 01/01/20 (c)	532,890
1,000,000	Chicago, Illinois Project & Refunding, Series A (GO) (AMBAC) 5.00%, 01/01/17 (c)	1,048,070
500,000	Chicago, Illinois Project & Refunding, Series A (GO) (AGM) 5.00%, 01/01/16 (c)	501,615
250,000	Chicago, Illinois Project & Refunding, Series A (GO) (AGM) 5.00%, 01/01/16 (c)	250,190
500,000	Chicago, Illinois Project & Refunding, Series A (GO) (AGM) 4.50%, 01/01/16 (c)	501,225
250,000	Chicago, Illinois Project & Refunding, Series A (GO) (AGM) 5.00%, 01/01/16 (c)	252,568
250,000	Chicago, Illinois Project & Refunding, Series C (GO) 5.00%, 01/01/19 (c)	252,518
250,000	Chicago, Illinois Transit Authority, Capital Grant Receipts, Section 5307-A (RB) (AMBAC) 5.00%, 12/01/16 (c)	263,525
750,000	Chicago, Illinois Transit Authority, Capital Grant Receipts, Section 5307-A (RB) (AGO) 5.25%, 06/01/18 (c)	766,402
500,000	Chicago, Illinois Transit Authority, Capital Grant Receipts, Section 5307-A (RB) (AGO) 5.25%, 06/01/18 (c)	515,765
250,000	Chicago, Illinois Transit Authority, Capital Grant Receipts, Section 5309 (RB) (AGO) 5.00%, 06/01/16	267,173
250,000	Chicago, Illinois, Modern School Across Chicago Program, Series B (GO) (AMBAC) 5.00%, 12/01/16 (c)	256,715
1,000,000	Chicago, Illinois, Series A (GO) (AGM) 5.00%, 01/01/20 (c)	995,820
500,000	Chicago, Illinois, Series A (GO) (AGM) 5.00%, 01/01/20 (c)	494,620
500,000	Chicago, Illinois, Series A (GO) (AGM) 5.00%, 01/01/20 (c)	501,360
475,000	Chicago, Illinois, Series A (GO) (AGM) 5.00%, 01/01/20 (c)	481,298
1,000,000	Illinois Railsplitter Tobacco Settlement Authority (RB) 5.50%, 06/01/21 (c)	958,260
500,000	Illinois State (GO) (AGM) 5.00%, 01/01/19	523,935
500,000	Illinois State (GO) (AGM) 5.00%, 01/01/20 (c)	509,825
250,000	Illinois State Toll Highway Authority, Senior Priority Series A-1 (RB) (AGM) 5.00%, 07/01/16 (c)	257,773
1,000,000	Illinois State, Series A (GO) 5.00%, 06/01/17	1,073,500
500,000	Illinois State, Series B (GO) 5.25%, 01/01/21	516,415
500,000	Illinois State, Series B (GO) 5.25%, 01/01/18	537,400

See Notes to Financial Statements

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

Illinois: (continued)
$395,000	Kendall, Kane & Will Counties, Illinois Community Unit School District No. 308, Capital Appreciation School (GO) (AGM) 5.61%, 02/01/26 ^	$165,951

		15,893,993

Indiana: 1.6%
250,000	Delaware County, Indiana Hospital, Cardinal Health System Obligation Group (RB) 5.00%, 08/01/16 (c)	225,240
750,000	Indiana Finance Authority Highway Revenue, Series A (RB) (FGIC) (NATL) 4.50%, 12/01/16 (c)	778,042
250,000	Indiana State Finance Authority Revolving Fund Program, Series A (RB) 5.25%, 02/01/17	291,495
500,000	Indiana State Finance Authority Revolving Fund Program, Series B (RB) 5.00%, 02/01/17 (c)	563,600
1,000,000	Indianapolis Local Public Improvement Bond Bank, Series B-1 (RB) 5.00%, 01/15/20 (c)	1,098,210
500,000	Indianapolis, Indiana Local Public Improvement Bond Bank, Waterworks Project (RB) (NATL) 5.50%, 01/01/21	565,560

		3,522,147

Kentucky: 1.6%
1,000,000	Kentucky Economic Development Finance Authority Hospital, Baptist Healthcare System Obligated, Series A (RB) 5.63%, 08/15/18 (c)	1,035,010
250,000	Kentucky State Property & Buildings Commission, Project No. 89 (RB) (AGM) 5.00%, 11/01/18 (c)	264,388
555,000	Kentucky State Property & Buildings Commission, Project No. 90 (RB) 5.00%, 11/01/18 (c)	613,292
250,000	Kentucky State Property & Buildings Commission, Project No. 90 (RB) 5.75%, 11/01/18 (c)	292,892
500,000	Kentucky State Property & Buildings Commission, Project No. 93 (RB) (AGO) 5.25%, 02/01/19 (c)	544,350
750,000	Kentucky Turnpike Authority, Economic Development Road Revitalization Projects, Series B (RB) 4.40%, 07/01/16 (c)	782,655

		3,532,587

Louisiana: 0.1%
250,000	State of Louisiana, Series B (GO) (CIFG) 5.00%, 07/15/16 (c)	284,852

Maryland: 1.4%
250,000	Maryland State & Local Facilities Loan, Second Series A (GO) 5.00%, 08/15/17 (c)	281,465
425,000	Maryland State & Local Facilities Loan, Second Series B (GO) 4.00%, 08/15/19 (c)	448,277
500,000	Maryland State & Local Facilities Loan, Second Series B (GO) 4.50%, 03/15/19 (c)	536,225
500,000	Maryland State Department of Transportation (RB) 4.00%, 05/15/19 (c)	523,790
250,000	Maryland State Department of Transportation, Second Issue (RB) 5.00%, 09/01/18 (c)	280,380
750,000	Maryland, Washington Suburban Sanitary District, Consolidated Public Improvement (GO) 4.13%, 06/01/18 (c)	797,505
250,000	Montgomery County, Maryland Construction Public Improvement, Series A (GO) 5.00%, 05/01/17 (c)	296,337

		3,163,979

Massachusetts: 2.7%
725,000	Massachusetts Bay Transportation Authority Series B (RB) 5.00%, 07/01/17	847,670
500,000	Massachusetts Development Finance Agency, Brandeis University, Series O-2 (RB) 5.00%, 10/01/19 (c)	519,450
480,000	Massachusetts Educational Financing Authority, Education Loan, Issue I, Series A (RB) 4.50%, 01/01/19	488,381
480,000	Massachusetts Educational Financing Authority, Education Loan, Issue I, Series A (RB) 5.15%, 01/01/20 (c)	484,306
500,000	Massachusetts Educational Financing Authority, Education Loan, Issue I, Series A (RB) 5.50%, 01/01/20 (c)	526,335
500,000	Massachusetts General Obligation Refunding, Series B (GO) (AGM) 5.25%, 09/01/23	588,060
500,000	Massachusetts School Building Authority, Dedicated Sales Tax, Series A (RB) (AMBAC) 4.50%, 08/15/17 (c)	516,825
250,000	Massachusetts State Health & Education Facilities Authority, Boston Medical Center, Series B (RB) 4.75%, 07/01/18 (c)	221,185

See Notes to Financial Statements

Principal Amount		Value

Massachusetts: (continued)
$600,000	Massachusetts State Health & Education Facilities Authority, Harvard University, Series A (RB) 5.00%, 12/15/19 (c)	$661,248
500,000	Massachusetts State Health & Education Facilities Authority, Lahey Clinic Medical Center, Series C (RB) (FGIC) (NATL) 5.00%, 08/15/15 (c)	498,600
475,000	Massachusetts State Water Pollution Abatement, Pool Program, Series 12 (RB) 4.35%, 08/01/16 (c)	491,625

		5,843,685

Michigan: 1.5%
245,000	Dearborn, Michigan School District (GO) (FGIC) (NATL) (Q-SBLF) 5.00%, 05/01/17	276,414
250,000	Detroit City School District, Series A (GO) (AGM) (Q-SBLF) 5.00%, 05/01/15 (c)	250,358
500,000	Detroit, Michigan Water Supply System, Senior Lien, Series D (RB) (AGM) 5.00%, 07/01/16 (c)	474,215
1,000,000	Michigan Municipal Board Authority Clean Water Revolving Fund (RB) 4.63%, 10/01/17 (c)	1,034,990
250,000	Michigan Municipal Board Authority Clean Water Revolving Fund (RB) 5.00%, 10/01/15 (c)	274,832
250,000	Michigan State Building Authority, Series 1A (RB) (FGIC) (NATL) 4.52%, 10/15/16 (c) ^	170,658
250,000	Michigan State Building Authority, Series 1A (RB) (FGIC) (NATL) 4.61%, 10/15/16 (c) ^	182,010
500,000	Michigan State Strategic Fund Limited, Series A (RB) (AGO) 5.25%, 10/15/18 (c)	529,005

		3,192,482

Minnesota: 1.0%
1,185,000	Minnesota Public Facilities Authority Series C (RB) 3.25%, 03/01/20 (c)	1,142,660
500,000	Minnesota State, Various Purpose Refunding, Series F (GO) 4.00%, 08/01/19	555,925
500,000	St. Louis Park City, Minnesota Health Care Facilities, Park Nicollet Health Services, Series C (RB) 5.50%, 07/01/17	552,030

		2,250,615

Missouri: 1.3%
500,000	Jackson County, Missouri Special Obligation, Harry S. Truman Sports Complex (RB) (AMBAC) 5.00%, 12/01/16 (c)	519,180
500,000	Jackson County, Missouri Special Obligation, Harry S. Truman Sports Complex (RB) (AMBAC) 5.00%, 12/01/16 (c)	528,075
250,000	Kansas City, Missouri Municipal Assistance Corp. (RB) (FGIC) (NATL) 5.00%, 04/15/18	279,810
500,000	Missouri Joint Municipal Electric Utility Commission (RB) (NATL) 5.00%, 01/01/16 (c)	488,965
1,000,000	Missouri State Highways and Transportation Commission, Senior Lien (RB) 5.00%, 02/01/17 (c)	1,122,660

		2,938,690

Nebraska: 0.5%
1,000,000	Douglas County School District, Nebraska (GO) 4.00%, 04/01/20 (c)	1,059,970

Nevada: 2.5%
520,000	Clark County Airport System Subordinate Lien, Series C (RB) (AGM) 5.00%, 07/01/19 (c)	528,674
500,000	Clark County Airport System, Senior Series D (RB) 5.00%, 01/01/20 (c)	512,325
500,000	Clark County School District, Series A (GO) 5.00%, 06/15/18 (c)	537,395
500,000	Clark County School District, Series A (GO) (FGIC) (NATL) 5.00%, 06/15/17 (c)	512,480
250,000	Clark County School District, Series A (GO) 5.00%, 06/15/17	280,552
1,000,000	Clark County School District, Series A (GO) (FGIC) (NATL) 5.00%, 06/15/17 (c)	1,091,020
500,000	Clark County School District, Series B (GO) 5.00%, 12/15/17 (c)	505,300
250,000	Clark County School District, Series B (GO) 5.00%, 12/15/17 (c)	257,935
250,000	Clark County School District, Series C (GO) (AGM) 5.00%, 12/15/15 (c)	266,060
500,000	Clark County School District, Series C (GO) (AGM) 5.00%, 12/15/15 (c)	528,190
500,000	Clark County, Nevada, Series A (GO) 4.00%, 12/01/19 (c)	508,350

		5,528,281

See Notes to Financial Statements

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

New Jersey: 4.3%
$500,000	Casino Reinvestment Development Authority, Series A (RB) (NATL) 5.25%, 06/01/15 (c)	$511,560
1,000,000	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series GG (RB) 5.25%, 03/01/21 (c)	1,007,560
500,000	New Jersey State (GO) 5.00%, 06/01/19 (c)	593,290
500,000	New Jersey State (GO) 4.00%, 06/01/19 (c)	503,080
500,000	New Jersey State (GO) 5.00%, 06/01/19 (c)	545,365
500,000	New Jersey State Educational Facilities Authority, Kean University, Series A (RB) 5.00%, 09/01/19 (c)	518,925
500,000	New Jersey State Transportation Trust Fund Authority, Series A (RB) 5.25%, 12/15/20	536,650
1,000,000	New Jersey State Transportation Trust Fund Authority, Series D (RB) 5.00%, 12/15/23	1,030,180
500,000	New Jersey State Turnpike Authority, Series A (RB) (AGM) 5.25%, 01/01/26	550,080
300,000	New Jersey State Turnpike Authority, Series H (RB) 5.00%, 01/01/19 (c)	326,205
1,000,000	New Jersey Transportation Trust Fund Authority, Series A (RB) 5.25%, 12/15/22	1,065,350
520,000	New Jersey Transportation Trust Fund Authority, Series A (RB) (FGIC) (NATL) 5.00%, 06/15/16	568,433
880,000	Newark, New Jersey Qualified General Improvement, Series A (GO) (SAW) 4.00%, 10/01/20 (c)	880,660
1,000,000	Tobacco Settlement Financing Corp., Senior Series A-1 (RB) 4.50%, 06/01/17 (c)	838,090

		9,475,428

New Mexico: 1.0%
500,000	Albuquerque, New Mexico Municipal School District No. 12, Series A (GO) (SAW) 5.00%, 08/01/19 (c)	569,775
500,000	Albuquerque, New Mexico Municipal School District No. 12, Series A (GO) (SAW) 5.00%, 08/01/19 (c)	575,670
1,000,000	New Mexico Finance Authority State Transportation, Senior Lien, Series A (RB) 5.00%, 12/15/16 (c)	1,059,080

		2,204,525

New York: 18.7%
500,000	Erie County New York Industrial Development Agency School Facilities, City School District of Buffalo, Series A (RB) 5.00%, 05/01/19	558,910
500,000	Erie County New York Industrial Development Agency School Facilities, City School District of Buffalo, Series A (RB) 5.25%, 05/01/19 (c)	533,930
250,000	Erie County New York Industrial Development Agency School Facilities, City School District of Buffalo, Series A (RB) (AGM) 5.75%, 05/01/17 (c)	279,165
250,000	Erie County New York Industrial Development Agency School Facilities, City School District of Buffalo, Series A (RB) (AGM) 5.75%, 05/01/18 (c)	282,467
500,000	Long Island Power Authority, Electric System, Series E (RB) (FGIC) (NATL) 5.00%, 12/01/16 (c)	552,870
400,000	Long Island Power Authority, Series A (RB) (FGIC) (NATL) 5.00%, 06/01/16 (c)	417,636
475,000	Nassau County Interim Finance Authority, Series A (RB) 4.50%, 05/15/19 (c)	494,484
1,000,000	Nassau County Interim Finance Authority, Series A (RB) 5.00%, 05/15/19 (c)	1,137,190
250,000	New York City Municipal Water Finance Authority, Water and Sewer System, Series A (RB) 5.63%, 06/15/18 (c)	282,852
250,000	New York City Transitional Finance Authority, Building Aid, Series S-1 (RB) (FGIC) (NATL) (SAW) 5.00%, 01/15/17 (c)	260,668
500,000	New York City Transitional Finance Authority, Building Aid, Series S-1 (RB) (SAW) 5.00%, 01/15/18 (c)	520,150
500,000	New York City Transitional Finance Authority, Building Aid, Series S-1 (RB) (SAW) 5.00%, 01/15/18 (c)	516,330
400,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series B (RB) 5.00%, 05/01/17 (c)	447,296
1,000,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series D (RB) 5.00%, 05/01/20 (c)	1,098,660

See Notes to Financial Statements

Principal Amount		Value

New York: (continued)
$500,000	New York City Transitional Finance Authority, Series B (RB) 5.00%, 05/01/17 (c)	$536,590
500,000	New York City Transitional Finance Authority, Series D (RB) 5.00%, 05/01/20 (c)	559,065
600,000	New York City Transitional Finance Authority, Series S-1 (RB) (FGIC) (NATL) (SAW) 5.00%, 01/15/17 (c)	660,408
275,000	New York City Transitional Finance Authority, Series S-3 (RB) (SAW) 5.25%, 01/15/19 (c)	290,656
500,000	New York City, Series A-1 (GO) 5.00%, 08/01/17	569,945
500,000	New York City, Series B (GO) 5.00%, 08/01/17	569,945
250,000	New York City, Series C (GO) 5.00%, 08/01/19 (c)	274,567
250,000	New York City, Series D-1 (GO) 5.13%, 12/01/17 (c)	275,520
500,000	New York City, Series E (GO) 5.00%, 08/01/19 (c)	526,880
500,000	New York City, Series E (GO) 5.00%, 08/01/20 (c)	536,285
1,000,000	New York City, Series E (GO) 5.00%, 08/01/19 (c)	1,065,950
375,000	New York City, Series G (GO) 5.00%, 08/01/17 (c)	404,527
500,000	New York City, Series G (GO) 5.00%, 08/01/17 (c)	544,040
250,000	New York City, Series I-1 (GO) 5.00%, 04/01/16 (c)	273,492
500,000	New York City, Series J-1 (GO) 5.00%, 05/15/19 (c)	548,070
500,000	New York City, Sub Series C-1 (GO) 5.00%, 10/01/17 (c)	540,320
250,000	New York City, Sub Series F-1 (GO) (XLCA) 5.00%, 09/01/15 (c)	266,885
500,000	New York City, Sub Series J-1 (GO) 5.00%, 06/01/16 (c)	552,690
500,000	New York City, Sub Series L-1 (GO) 5.00%, 04/01/18 (c)	538,340
475,000	New York Local Government Assistant Corp., Series A (RB) 4.00%, 04/01/20 (c)	489,359
250,000	New York State Dormitory Authority Non State Supported Debt School, District Financing Program, Series A (RB) (AGM) 5.25%, 10/01/17	283,657
500,000	New York State Dormitory Authority, State Consolidating Service Contract, Series A (RB) 5.00%, 07/01/19 (c)	536,645
500,000	New York State Dormitory Authority, State Personal Income Tax, Series A (RB) 5.00%, 03/15/18 (c)	556,350
500,000	New York State Dormitory Authority, State Personal Income Tax, Series A (RB) 5.00%, 02/15/18	581,905
295,000	New York State Dormitory Authority, State Personal Income Tax, Series A (RB) 5.00%, 03/15/18 (c)	316,199
500,000	New York State Dormitory Authority, State Personal Income Tax, Series A (RB) 5.00%, 12/15/17	585,725
500,000	New York State Dormitory Authority, State Personal Income Tax, Series B (RB) 5.00%, 02/15/18	581,905
1,000,000	New York State Dormitory Authority, State Personal Income Tax, Series C (RB) 5.00%, 03/15/18 (c)	1,092,060
500,000	New York State Dormitory Authority, State Personal Income Tax, Series D (RB) 5.00%, 06/15/18	583,470
500,000	New York State Dormitory Authority, State Personal Income Tax, Series D (RB) 5.00%, 06/15/16	579,150
250,000	New York State Dormitory Authority, State Personal Income Tax, Series F (RB) (AMBAC) 5.00%, 03/15/15 (c)	263,433
500,000	New York State Environmental Facilities Corp., State Clean Water, New York City, Municipal Water Finance Authority Projects, Series A (RB) 5.00%, 06/15/18 (c)	532,900
250,000	New York State Environmental Facilities Corp., State Clean Water, New York City, Municipal Water Finance Authority Projects, Series A (RB) 4.75%, 06/15/16 (c)	261,525
500,000	New York State Environmental Facilities Corp., State Clean Water, New York City, Municipal Water Finance Authority Projects, Series B (RB) 5.00%, 06/15/16 (c)	533,615
500,000	New York State Environmental Facilities Corp., State Clean Water, New York City, Municipal Water Finance Authority Projects, Series B (RB) 4.50%, 06/15/17 (c)	518,915

See Notes to Financial Statements

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

New York: (continued)
$500,000	New York State Municipal Bond Bank Agency, Series C (RB) (AGO) 5.00%, 02/15/17	$553,245
1,000,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) 5.00%, 04/01/18 (c)	1,079,840
500,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) (AMBAC) 4.25%, 04/01/16 (c)	536,820
250,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) (AMBAC) 5.00%, 04/01/16 (c)	265,033
350,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) 5.00%, 04/01/18 (c)	381,734
250,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) (FGIC) (NATL) 5.00%, 10/01/15 (c)	278,360
1,000,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series B (RB) 5.00%, 10/01/18 (c)	1,073,480
500,000	New York State Thruway Authority, Series H (RB) (NATL) 5.00%, 01/01/18 (c)	543,250
500,000	New York State Thruway Authority, State Personal Income Tax (Transportation) Series A (RB) 5.25%, 09/15/17 (c)	540,620
1,000,000	New York State Thruway Authority, State Personal Income Tax (Transportation) Series A (RB) 5.25%, 09/15/17 (c)	1,074,220
525,000	New York State Thruway Authority, State Personal Income Tax (Transportation) Series A (RB) 5.00%, 09/15/18 (c)	555,429
500,000	New York State Thruway Authority, State Personal Income Tax (Transportation) Series A (RB) 5.00%, 03/15/19	580,975
500,000	New York State Thruway Authority, State Personal Income Tax (Transportation) Series A (RB) 5.25%, 03/15/19 (c)	556,045
510,000	New York State Urban Development Corp., Service Contract, Series D (RB) 5.50%, 01/01/19	585,358
1,000,000	New York State Urban Development Corp., State Personal Income, Economic Development & Housing, Series A-1 (RB) 5.00%, 12/15/16	1,170,120
500,000	New York State Urban Development Corp., State Personal Income, Series C (RB) 5.00%, 12/15/17	585,725
500,000	New York State Urban Development Corp., State Personal Income, Series C (RB) 3.00%, 12/15/16	531,895
1,000,000	New York State, Series A (GO) 3.00%, 03/01/19	1,016,760
500,000	New York State, Series A (GO) 3.00%, 03/01/17	524,825
1,050,000	New York State, Series A (GO) 4.00%, 02/15/21 (c)	1,034,239
500,000	New York Triborough Bridge and Tunnel Authority, Series D (RB) 5.00%, 11/15/18 (c)	529,895
500,000	Oyster Bay, New York Public Improvement (GO) 3.50%, 08/15/17 (c)	494,435
1,000,000	Suffolk County, New York Public Improvement Series C (GO) 4.00%, 10/15/19	1,077,210
500,000	Suffolk County, New York Public Improvement Series C (GO) 4.00%, 10/15/19 (c)	505,355

		41,288,464

Ohio: 2.4%
250,000	Columbus, Ohio City School District (GO) (AGM) 4.75%, 12/01/16 (c)	259,533
450,000	Columbus, Ohio State (GO) 4.25%, 09/01/17 (c)	470,542
900,000	Columbus, Ohio State (GO) 5.00%, 12/15/16 (c)	1,034,433
1,500,000	Hamilton County, Ohio Sales Tax, Subordinate Series A (RB) (AMBAC) 5.00%, 12/01/16 (c)	1,578,840
530,000	Kent State University, Series B (RB) (AGO) 5.00%, 05/01/19 (c)	558,530
250,000	Ohio State Major New State Infrastructure Project, Series 2008-1 (RB) 6.00%, 06/15/17	299,942
450,000	Ohio State, Series A (GO) 4.00%, 08/01/18	491,638
500,000	Ohio State, Series C (GO) 4.25%, 08/01/22	529,805

		5,223,263

Oklahoma: 0.1%
250,000	Grand River Dam Authority, Series A (RB) (BHAC) 5.00%, 06/01/18 (c)	276,947

See Notes to Financial Statements

Principal Amount		Value

Oregon: 2.3%
$1,000,000	Marion & Polk Counties, Oregon Salem-Keizer School District No. 24J, Deferred Interest, Series B (GO) (SBG) 4.26%, 06/15/22 ^	$634,870
750,000	Oregon Administrative Services, Oregon State Lottery, Series A (RB) (AGM) 5.00%, 04/01/17 (c)	797,205
1,000,000	Oregon Administrative Services, Oregon State Lottery, Series A (RB) 5.25%, 04/01/19 (c)	1,098,210
500,000	Oregon Administrative Services, Oregon State Lottery, Series A (RB) 5.00%, 04/01/19 (c)	552,135
250,000	Port Portland, Oregon International Airport, Series 19 (RB) 5.25%, 07/01/18 (c)	264,170
500,000	Portland, Oregon Community College District (GO) 5.00%, 06/15/19 (c)	554,795
475,000	Portland, Oregon Sewer System, Series A (RB) 4.25%, 03/01/20 (c)	485,507
675,000	Portland, Oregon Sewer System, Series B (RB) (AGM) 5.00%, 06/15/18 (c)	736,918

		5,123,810

Pennsylvania: 3.6%
500,000	Allegheny County, Pennsylvania Airport Authority, Series B (RB) (AGM) 5.00%, 01/01/18 (c)	511,330
500,000	Allegheny County, Pennsylvania Hospital Development Authority, University of Pittsburgh Medical Center, Series A (RB) 5.00%, 09/01/17	552,045
250,000	Easton, Pennsylvania Area School District (GO) (AGM) (SAW) 7.50%, 04/01/16 (c) (p)	296,090
250,000	Pennsylvania Economic Development Financing Authority, Health System, Albert Einstein Healthcare, Series A (RB) 6.25%, 10/15/19 (c)	257,925
500,000	Pennsylvania State, First Series A (GO) 5.00%, 02/15/19	584,400
250,000	Pennsylvania State, Second Refunding Series (GO) 5.00%, 07/01/19	292,840
500,000	Pennsylvania State, Second Series (GO) 5.00%, 01/01/16 (c)	542,925
500,000	Pennsylvania State, Second Series (GO) 5.00%, 04/15/18	585,515
1,000,000	Pennsylvania State, Second Series B (GO) 5.00%, 05/01/18	1,171,350
1,000,000	Philadelphia City, Series A (GO) (AGM) 5.00%, 08/01/17 (c)	1,067,210
1,500,000	Philadelphia, Pennsylvania School District, Series C (GO) (SAW) 5.00%, 09/01/17	1,633,710
500,000	Philadelphia, Pennsylvania Water & Wastewater, Series A (RB) (AMBAC) 4.50%, 08/01/17 (c)	494,270

		7,989,610

Puerto Rico: 2.7%
500,000	Puerto Rico Electric Power Authority, Series ZZ (RB) 5.00%, 07/01/16	542,465
300,000	Puerto Rico Electric Power Authority, Series TT (RB) 5.00%, 07/01/17 (c)	304,746
500,000	Puerto Rico Electric Power Authority, Series TT (RB) 5.00%, 07/01/17	537,475
500,000	Puerto Rico Electric Power Authority, Series VV (RB) (FGIC) (NATL) 5.25%, 07/01/24	502,800
1,000,000	Puerto Rico Electric Power Authority, Series ZZ (RB) 5.25%, 07/01/20 (c)	983,520
500,000	Puerto Rico Hightways & Transportation Authority, Series N (RB) 5.50%, 07/01/21	514,865
300,000	Puerto Rico Municipal Finance Agency, Series A (GO) 5.25%, 08/01/15 (c)	300,426
250,000	Puerto Rico Municipal Finance Agency, Series A (GO) (AGM) 5.00%, 08/01/15 (c)	255,148
1,050,000	Puerto Rico of Commonwealth, Public Improvement, Series A (GO) 5.00%, 07/01/18 (c)	1,025,629
500,000	Puerto Rico Public Buildings Authority, Government Facilities, Series P (RB) (COMWLTH GTD) 5.75%, 07/01/18	536,590
500,000	University of Puerto Rico, Series P (RB) 5.00%, 06/01/16	519,255

		6,022,919

Rhode Island: 0.6%
955,000	Rhode Island Economic Development Corp., Transportation Department, Series A (RB) (AGO) 5.25%, 06/15/19 (c)	1,068,549
250,000	Rhode Island State & Providence Plantations, Consolidated Capital Development Loan, Series C (GO) (NATL) 5.00%, 11/15/16 (c)	263,305

		1,331,854

See Notes to Financial Statements

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

South Carolina: 1.2%
$710,000	Greenville County, South Carolina School District (RB) (AGO) 5.00%, 12/01/16 (c)	$731,541
625,000	South Carolina State Economic Development, Series A (GO) 2.00%, 04/01/20 (c)	528,837
1,000,000	South Carolina State Economic Development, Series A (GO) 4.00%, 04/01/20 (c)	1,073,600
250,000	South Carolina State Public Service Authority, Series B (RB) (NATL) 5.00%, 01/01/16 (c)	269,433

		2,603,411

Tennessee: 1.0%
500,000	Metropolitan Government of Nashville & Davidson County (GO) 5.00%, 01/01/18 (c)	564,435
250,000	Metropolitan Government of Nashville & Davidson County, Series C (GO) 5.00%, 02/01/15 (c)	284,652
250,000	Tennessee Energy Acquisition Corp., Series A (RB) 5.25%, 09/01/23	240,860
500,000	Tennessee Energy Acquisition Corp., Series A (RB) 5.25%, 09/01/17	504,510
645,000	Tennessee Energy Acquisition Corp., Series C (RB) 5.00%, 02/01/21	626,114

		2,220,571

Texas: 5.5%
250,000	Cypress-Fairbanks, Texas Independent School District (GO) 5.00%, 02/15/16 (c)	272,800
250,000	EL Paso, Texas Hospital District, Series A (GO) (AGO) 5.00%, 08/15/18 (c)	273,905
1,000,000	Harris County, Texas Permanent Improvement Series A (GO) 5.00%, 10/01/20 (c)	1,082,620
250,000	Houston, Texas Independent School District (GO) 5.00%, 02/15/17 (c)	271,913
500,000	Houston, Texas Independent School District, Series B (GO) 4.50%, 02/15/17 (c)	512,500
1,000,000	Houston, Texas Public Improvement Refunding, Series A (GO) 5.00%, 03/01/19 (c)	1,096,110
500,000	Houston, Texas Public Improvement Refunding, Series A (GO) 5.00%, 03/01/19 (c)	528,465
250,000	Houston, Texas Public Improvement Refunding, Series E (GO) (AMBAC) 5.00%, 03/01/15 (c)	268,213
250,000	Leander Independent School District (GO) 4.85%, 08/15/16 (c) ^	143,278
425,000	Lewisville Independent School District (GO) 5.00%, 02/15/19 (c)	453,738
250,000	North East Independent School District, Series A (GO) 5.00%, 08/01/17 (c)	289,660
500,000	North Texas Tollway Authority, System Revenue, Series A (RB) (NATL) 5.13%, 01/01/18 (c)	505,160
750,000	San Antonio, Texas Electric & Gas Systems (RB) 5.00%, 02/01/17 (c)	796,785
5,000	San Antonio, Texas Electric & Gas Systems, Junior Lien (RB) 5.00%, 02/01/15 (c)	5,703
500,000	San Antonio, Texas Electric & Gas Systems, Series A (RB) 5.25%, 02/01/19 (c)	564,285
500,000	San Antonio, Texas Electric & Gas Systems, Series D (RB) 5.00%, 02/01/18	579,445
250,000	Tarrant County, Texas Cultural Educational Facilities Finance Corp., Texas Health Resources (RB) 5.00%, 02/15/17 (c)	250,478
500,000	Tarrant Regional Water District (RB) (FGIC) (NATL) 4.45%, 03/01/16 (c)	517,080
500,000	Texas Municipal Gas Acquisition & Supply Corp., Gas Supply, Senior Lien Series A (RB) 5.25%, 12/15/19	497,915
225,000	Texas Municipal Gas Acquisition & Supply Corp., Gas Supply, Senior Lien Series A (RB) 5.25%, 12/15/18	228,087
250,000	Texas State University System Financing (RB) 5.25%, 03/15/18 (c)	272,655
500,000	Texas Transportation Commission, Mobility Fund, Series A (GO) 5.00%, 04/01/17 (c)	530,655
250,000	Texas Transportation Commission, State Highway Fund, First Tier (RB) 5.00%, 04/01/17 (c)	275,885
250,000	Texas Transportation Commission, State Highway Fund, First Tier, Series A (RB) 5.00%, 04/01/16 (c)	279,307
500,000	Texas Water Development Board, Subordinate Lien, Series B (RB) 5.00%, 07/15/17 (c)	570,100
500,000	University of Texas, Revenue Financing System, Series A (RB) 5.25%, 08/15/18 (c)	555,780
500,000	University of Texas, Revenue Financing System, Series A (RB) 5.00%, 02/15/20 (c)	556,250

		12,178,772

See Notes to Financial Statements

Principal Amount		Value

Utah: 0.1%
$250,000	Utah Transportation Authority Sales Tax Revenue, Series A (RB) (NATL) 5.54%, 06/15/17 (c) ^	$159,143

Virginia: 1.2%
500,000	Virginia College Building Authority, 21st Century College & Equipment Programs Educational Facilities, Series A (RB) 5.00%, 02/01/19	582,875
250,000	Virginia Resources Authority Clean Water Revolving Fund (RB) 5.00%, 10/01/17 (c)	289,677
250,000	Virginia State Public Building Authority, Public Facilities, Series B (RB) 5.00%, 08/01/19 (c)	273,078
500,000	Virginia State Public Building Authority, Public Facilities, Series B (RB) 4.50%, 08/01/16 (c)	514,070
200,000	Virginia State Public Building Authority, Public Facilities, Series B (RB) 5.00%, 08/01/19 (c)	220,704
230,000	Virginia State Public Building Authority, School Financing, Series B (RB) (SAW) 5.00%, 08/01/19 (c)	262,637
500,000	Virginia State Public Building Authority, School Financing, Series B (RB) (AGM) 4.50%, 08/01/16 (c)	513,830

		2,656,871

Washington: 3.4%
525,000	Energy Northwest, Washington Electric Revenue Refunding, Columbia State, Series A (RB) 5.00%, 07/01/16 (c)	565,441
400,000	King County Washington Highline School District No. 401 (GO) (AGM) (SBG) 5.25%, 12/01/16 (c)	435,588
250,000	King County Washington Highline School District No. 411 (GO) (AGM) (SBG) 5.00%, 06/01/17 (c)	280,657
500,000	King County, Washington Public Hospital District No. 1, Series A (GO) (AGO) 5.25%, 06/01/18 (c)	548,495
250,000	Port Seattle, Washington, Series A (RB) (AMBAC) 5.00%, 10/01/16 (c)	276,230
500,000	Washington State Motor Vehicle Fuel Tax, Series B (GO) (AGM) 5.00%, 07/01/16 (c)	548,195
500,000	Washington State Motor Vehicle Fuel Tax, Series B (GO) (AGM) 5.00%, 07/01/16 (c)	533,150
500,000	Washington State Motor Vehicle Fuel Tax, Series B (GO) (AMBAC) 5.00%, 07/01/17 (c)	542,935
200,000	Washington State, Series A (GO) (AMBAC) 5.00%, 01/01/17 (c)	212,420
500,000	Washington State, Various Purpose, Series A (GO) 5.00%, 01/01/19 (c)	561,400
1,000,000	Washington State, Various Purpose, Series A (GO) 5.00%, 01/01/21 (c)	1,102,160
500,000	Washington State, Various Purpose, Series A (GO) 5.00%, 07/01/18 (c)	538,245
500,000	Washington State, Various Purpose, Series A (GO) (AMBAC) 5.00%, 01/01/17 (c)	554,965
250,000	Washington State, Various Purpose, Series C (GO) 5.00%, 02/01/17	289,307
500,000	Washington State, Various Purpose, Series C (GO) 5.00%, 01/01/18 (c)	535,890

		7,525,078

West Virginia: 0.6%
500,000	West Virginia Hospital Finance Authority, Charleston Area Medical Center, Hospital Revenue & Improvement, Series A (RB) 5.50%, 09/01/14 (c)	502,365
225,000	West Virginia Hospital Finance Authority, Charleston Area Medical Center, Hospital Revenue & Improvement, Series A (RB) 5.13%, 09/01/19 (c)	230,265
500,000	West Virginia, School Building Authority, Excess Lottery, Series A (RB) 5.00%, 07/01/18 (c)	521,030

		1,253,660

Wisconsin: 1.2%
1,000,000	Milwaukee City, Series N1 (GO) 5.00%, 02/01/17	1,157,820
250,000	Wisconsin State Health & Educational Facilities Authority, Wheaton Franciscan Health Care System (RB) 5.25%, 08/15/16 (c)	255,175
25,000	Wisconsin State Transportation, Series A (RB) (AGM) 5.25%, 07/01/16	29,297
775,000	Wisconsin State, General Annual Appropriation, Series A (RB) 5.00%, 05/01/19	870,356
250,000	Wisconsin State, Series C (GO) 5.00%, 05/01/18 (c)	273,403

		2,586,051

Total Municipal Bonds (Cost: $216,469,437)		217,430,819

See Notes to Financial Statements

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

MONEY MARKET FUND: 0.0% (Cost: $38,708)
38,708	Dreyfus Tax Exempt Cash Management Fund - Class B Shares	$38,708

Total Investments: 98.7% (Cost: $216,508,145)		217,469,527
Other assets less liabilities: 1.3%		2,901,235

NET ASSETS: 100.0%		$220,370,762

AGM	Assured Guaranty Municipal Corp.
AGO	Assured Guaranty Ltd.
AMBAC	American Municipal Bond Assurance Corp.
BHAC	Berkshire Hathaway Assurance Corp.
CIFG	CDC Ixis Financial Guaranty
COMWLTH GTD	Commonwealth Guaranteed
CP	Certificate of Participation
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
Q-SBLF	Qualified School Board Loan Fund
RB	Revenue Bond
SAW	State Aid Withholding
SBG	School Board Guaranteed
TA	Tax Allocation
XLCA	Syncora Guarantee, Inc.
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security - the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date

Summary of Investments By Sector (unaudited)	% of Investments	Value

Airport	3.1%	$6,844,545
Bond Bank	1.0	2,217,015
Development	1.1	2,447,129
Education	6.2	13,562,639
Facilities	8.3	18,052,255
General Obligation	33.5	72,813,160
Higher Education	6.5	14,049,494
Medical	2.5	5,345,446
Pollution	0.9	1,846,955
Power	5.2	11,223,270
School District	8.3	18,050,769
Single Family Housing	0.5	976,803
Student Loan	0.7	1,499,022
Tobacco Settlement	0.8	1,796,350
Transportation	12.7	27,699,694
Utilities	3.7	8,053,637
Water	5.0	10,952,636
Money Market Fund	0.0	38,708

	100.0%	$217,469,527

See Notes to Financial Statements

The summary of inputs used to value the Fund’s investments as of April 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Municipal Bonds*	$—	$217,430,819	$—	$217,430,819
Money Market Fund	38,708	—	—	38,708

Total	$38,708	$217,430,819	$—	$217,469,527

*          See Schedule of Investments for security type and geographic sector breakouts

See Notes to Financial Statements

LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
April 30, 2011

Principal Amount		Value

MUNICIPAL BONDS: 98.6%
Alabama: 0.8%
$500,000	Birmingham, Alabama Capital Improvement and Refunding, Series A (GO) (AMBAC) 4.50%, 12/01/16 (c)	$464,620

Alaska: 0.4%
235,000	Alaska State Housing Corp. Home Mortgage, Series A (RB) 5.00%, 12/01/18 (c)	236,065

Arizona: 1.7%
250,000	Arizona Health Facilities Authority, Series D (RB) 5.50%, 01/01/18 (c)	241,838
250,000	Mesa, Arizona Industrial Development Authority, Clark County Detention Facility Project (RB) 5.00%, 03/01/18 (c)	219,930
250,000	Mesa, Arizona Utility System, Second Series (RB) (FGIC) (NATL) 4.50%, 07/01/17 (c)	247,628
250,000	Salt Verde Financial Corp. (RB) 5.00%, 12/01/32	211,668

		921,064

California: 18.1%
500,000	Anaheim, California Public Financing Authority, Electricity Distribution Facilities (RB) (NATL) 4.50%, 04/01/17 (c)	455,920
500,000	Antelope Valley-East Kern Water Agency, Series A-1 (CP) (FGIC) (NATL) 4.38%, 06/01/17 (c)	395,010
250,000	Bay Area Toll Authority, Series F (RB) 5.00%, 04/01/16 (c)	251,285
500,000	California Health Facilities Financing Authority (RB) 5.00%, 04/01/16 (c)	421,925
250,000	California State (GO) 4.88%, 12/01/17 (c)	229,970
1,000,000	California State (GO) 4.50%, 02/01/17 (c)	896,630
500,000	California State (GO) (AMBAC) 4.50%, 02/01/17 (c)	461,825
500,000	California State University Systemwide, Series A (RB) (AGM) 5.00%, 05/01/18 (c)	449,780
500,000	California State Various Purpose (GO) 5.50%, 11/01/19 (c)	504,385
375,000	California State Various Purpose (GO) 5.75%, 04/01/19 (c)	390,682
500,000	California State Various Purpose (GO) 5.00%, 06/01/17 (c)	463,785
300,000	Chabot-Los Positas, California Community College District, Series B (GO) (AMBAC) 5.00%, 08/01/16 (c)	301,074
255,000	Chabot-Los Positas, California Community College District, Series B (GO) (AMBAC) 5.00%, 08/01/16 (c)	254,355
500,000	Desert Community College District, Election of 2004, Series C (GO) (AGM) 5.00%, 08/01/17 (c)	476,110
250,000	Eastern Municipal Water District, California Water & Sewer, Series H (CP) 5.00%, 07/01/18 (c)	245,385
300,000	Fresno, California Central Unified School District, Election 2008-Series A (GO) (AGO) 5.50%, 08/01/19 (c)	305,541
500,000	Golden State Tobacco Securitization Corp., Series A-1 (RB) 5.13%, 06/01/17 (c)	304,735
250,000	Grossmont-Cuyamaca, California Community College District, Election 2002, Series C (GO) (AGO) 5.79%, 08/01/30 ^	72,390
1,000,000	Kern Community College, Safety, Repair & Improvement District (GO) (AGM) 6.19%, 11/01/30 ^	265,030
250,000	Los Angeles, California Community College District, Election of 2001, Series A (GO) (FGIC) (NATL) 5.00%, 08/01/17 (c)	249,007
250,000	Los Angeles, California Community College District, Election of 2001, Series E-1 (GO) 5.00%, 08/01/18 (c)	247,333
500,000	Los Angeles, California Unified School District, Series B (GO) (AMBAC) 4.50%, 07/01/17 (c)	451,060
150,000	Los Angeles, California Unified School District, Series E (GO) (AMBAC) 5.00%, 07/01/15 (c)	150,158
350,000	Los Angeles, California Wastewater System, Series A (RB) 5.00%, 06/01/20 (c)	357,931
250,000	Sacramento, California Sanitation District Financing Authority (RB) (FGIC) (NATL) 5.00%, 06/01/16 (c)	250,880
250,000	San Francisco, California Bay Area Rapid Transportation District, Series A (RB) (NATL) 5.00%, 07/01/15 (c)	250,727
250,000	Santa Clara Valley, California Water Distribution, Series A (CP) (NATL) 5.00%, 06/01/17 (c)	246,053
250,000	Ventura County, California Community College District, Election 2002, Series B (GO) (NATL) 5.00%, 08/01/15 (c)	250,927

See Notes to Financial Statements

Principal Amount		Value

California: (continued)
$250,000	West Valley Mission Community College District, Election 2004-A (GO) (AGM) 5.00%, 08/01/16 (c)	$254,942
250,000	William S. Hart, California High School District, Election 2001, Series B (GO) (AGM) 6.38%, 09/01/28 ^	76,485

		9,931,320

Colorado: 1.3%
250,000	Adams County, Colorado FHA Insured Mortgage-Platte Valley Medical Center (RB) (FHA) (NATL) 5.00%, 08/01/15 (c)	236,245
500,000	Colorado Health Facilities Authority, Sister of Charity of Leavenworth Health System, Series A (RB) 5.00%, 01/01/20 (c)	467,520

		703,765

District of Columbia: 3.0%
750,000	District of Columbia, Children’s Hospital Obligated Group (RB) (AGM) 5.25%, 07/15/18 (c)	699,390
500,000	District of Columbia, National Public Radio, Inc. Issue (RB) 5.00%, 04/01/20 (c)	504,990
500,000	District of Columbia, Series A (GO) (FGIC) (NATL) 4.50%, 06/01/17 (c)	440,930

		1,645,310

Florida: 8.4%
500,000	Broward County, Florida Educational Facilities Authority, Nova Southeastern University Project (RB) (AGO) 5.00%, 04/01/16 (c)	483,455
1,000,000	Collier County, Florida, Industrial Development Authority (RB) 6.25%, 04/01/21 (c)	1,005,790
250,000	Jacksonville, Florida Better Jacksonville Sales Tax Revenue (RB) 5.00%, 10/01/18 (c)	257,790
250,000	Miami-Dade County, Florida Building Better Communities Program, Series A (GO) (AGO) 5.00%, 07/01/18 (c)	250,730
250,000	Miami-Dade County, Florida Expressway Authority (RB) (AMBAC) 5.00%, 07/01/16 (c)	230,363
500,000	Miami-Dade County, Florida Miami International Airport, Series B (RB) (AGM) 5.00%, 10/01/18 (c)	468,145
250,000	Miami-Dade County, Florida School Board, Series A (CP) (FGIC) (NATL) 5.00%, 05/01/17 (c)	224,918
250,000	Palm Beach County, Florida Public Improvement (RB) 5.00%, 05/01/18 (c)	255,022
900,000	Palm Beach County, Florida Public Improvement, Series 2 (RB) 5.38%, 11/01/18 (c)	974,583
250,000	University of Central Florida Convocation Corp., Series A (CP) (FGIC) (NATL) 5.00%, 10/01/15 (c)	206,783
250,000	University of Northern Florida Financing Corp. (RB) (FGIC) (NATL) 5.00%, 11/01/17 (c)	247,725

		4,605,304

Georgia: 4.0%
500,000	Carroll City-County Hospital Authority (RB) 4.25%, 07/01/20 (c)	432,655
375,000	Columbus Medical Center Hospital Authority, Regional Healthcare System (RB) (AGM) 5.00%, 08/01/20 (c)	328,346
500,000	Gainesville City & Hall County, Georgia Hospital Authority, Northeast Georgia Health System, Inc. Project, Series A (RB) 5.25%, 02/15/15 (c)	463,050
325,000	Gainesville City & Hall County, Georgia Hospital Authority, Northeast Georgia Health System, Inc. Project, Series A (RB) 5.50%, 02/15/20 (c)	300,241
250,000	Gainesville City & Hall County, Georgia Hospital Authority, Northeast Georgia Health System, Inc. Project, Series B (RB) 5.25%, 02/15/20 (c)	230,398
425,000	Georgia Metropolitan Atlanta Rapid Transit Authority, Sales Tax, Third Indenture, Series A (RB) 5.00%, 07/01/19 (c)	423,699

		2,178,389

Hawaii: 1.8%
1,000,000	State of Hawaii, Deparement of Budget and Finance (RB) 6.50%, 07/01/19 (c)	1,006,170

Illinois: 4.3%
500,000	Chicago, Illinois Project and Refunding, Series A (GO) (AGM) 4.75%, 01/01/16 (c)	461,440
500,000	Chicago, Illinois Project and Refunding, Series C (GO) (NATL) 5.00%, 01/01/18 (c)	473,175
500,000	Illinois Finance Authority, OSF Healthcare System, Series A (RB) 5.75%, 11/15/17 (c)	482,860
250,000	Illinois Finance Authority, OSF Healthcare System, Series A (RB) 5.75%, 11/15/17 (c)	234,823

See Notes to Financial Statements

LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

Illinois: (continued)
$250,000	Springfield, Illinois Electric, Senior Lien (RB) (NATL) 5.00%, 03/01/16 (c)	$247,460
500,000	University of Chicago, Illinois Finance Authority (RB) 5.00%, 07/01/17 (c)	470,110

		2,369,868

Indiana: 3.0%
500,000	Indiana Finance Authority, King’s Daughters’ Hospital & Health Services (RB) 5.50%, 08/15/20 (c)	408,675
250,000	Indiana Health & Educational Facility Financing Authority, Senior Series 2006 B-5 (RB) 5.00%, 11/15/16 (c)	225,820
350,000	Indiana Health & Educational Facility Financing Authority, Series A (RB) 5.00%, 11/15/16 (c)	313,057
700,000	Indianapolis Local Public Improvement, Waterworks Project, Series A (RB) (AGO) 5.50%, 01/01/19 (c)	713,076

		1,660,628

Kansas: 0.5%
250,000	Kansas State Development Finance Authority, Hospital Revenue-Adventist Health System/Sunbelt Obligated Group, Series C (RB) 5.75%, 11/15/14 (c)	262,180

Kentucky: 0.4%
250,000	Louisville & Jefferson County, Kentucky Metro Government Health, Jewish Hospital & Saint Mary’s Health Care (RB) 6.13%, 02/01/18 (c)	241,655

Louisiana: 1.5%
250,000	Louisiana Public Facilities Authority, 19th Judicial District Court (RB) (FGIC) (NATL) 5.38%, 06/01/17 (c)	252,762
400,000	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Series A (RB) 5.25%, 05/15/17 (c)	328,856
250,000	Saint John, Louisiana Marathon Oil Corp. Project, Series A (RB) 5.13%, 06/01/17 (c)	230,275

		811,893

Maryland: 0.9%
500,000	Maryland State Health & Higher Educational Facilities Authority, Johns Hopkins University, Series A (RB) 5.25%, 07/01/18 (c)	519,910

Massachusetts: 2.9%
250,000	Massachusetts Development Finance Agency, Boston College Issue, Series P (RB) 5.00%, 07/01/17 (c)	244,575
500,000	Massachusetts State College Building Authority, Series A (RB) (AMBAC) 5.00%, 05/01/16 (c)	500,870
150,000	Massachusetts State Consolidated Loan, Series B (GO) 5.00%, 07/01/19 (c)	159,594
250,000	Massachusetts State Health & Educational Facilities Authority, Caregroup, Series E-1 (RB) 5.00%, 07/01/18 (c)	230,800
500,000	Massachusetts State Water Resource Authority, Series A (RB) (AGM) 4.50%, 02/01/17 (c)	454,900

		1,590,739

Michigan: 1.3%
250,000	Detroit, Michigan Water Supply System, Senior Lien, Series C (RB) (AGM) 5.00%, 07/01/16 (c)	215,445
250,000	Michigan State Building Authority (RB) (FGIC) (NATL) 5.15%, 10/15/16 (c) ^	89,883
225,000	Michigan State Building Authority, Series I (RB) (AMBAC) 5.00%, 10/15/15 (c)	210,447
250,000	Michigan State Hospital Financing Authority, Henry Ford Health System, Series A (RB) 5.25%, 11/15/16 (c)	211,120

		726,895

Missouri: 1.3%
460,000	Missouri State Health & Educational Facilities, Series A (RB) 5.50%, 11/15/18 (c)	447,097
250,000	Missouri State Health & Educational Facilities, Series A (RB) 5.00%, 06/01/18 (c)	238,983

		686,080

Montana: 0.8%
500,000	Montana Facility Finance Authority, Sisters of Charity of Leavenworth Health System (RB) 4.75%, 01/01/20 (c)	463,130

New Hampshire: 0.9%
500,000	New Hampshire Municipal Bond Bank, Series B (RB) 5.00%, 08/15/20 (c)	505,890

See Notes to Financial Statements

Principal Amount		Value

New Jersey: 2.8%
$500,000	New Jersey Economic Development Authority - School Facilities, Series U (RB) (AMBAC) 5.00%, 09/01/17 (c)	$483,625
1,000,000	New Jersey State Transportation Trust Fund Authority, Series A (RB) 5.88%, 12/15/33 ^	235,900
915,000	New Jersey State Transportation Trust Fund Authority, Series A (RB) 5.90%, 12/15/28 ^	316,974
500,000	New Jersey State Transportation Trust Fund Authority, Series A (RB) (AGO) 5.50%, 12/15/18 (c)	510,875

		1,547,374

New York: 14.2%
125,000	Hudson Yards Infrastructure Corp. New York, Series A (RB) 5.00%, 02/15/17 (c)	104,759
250,000	Metropolitan Transportation Authority, New York Dedicated Tax Fund, Series B (RB) 5.00%, 11/15/19 (c)	250,857
250,000	New York City Industrial Development Agency - Yankee Stadium (RB) (NATL) 5.00%, 09/01/16 (c)	218,208
500,000	New York City Municipal Water Finance Authority, Water & Sewer System, Series DD (RB) 4.50%, 06/15/18 (c)	480,850
500,000	New York City Municipal Water Finance Authority, Water & Sewer System, Series FF-2 (RB) 5.00%, 06/15/19 (c)	500,965
250,000	New York City Refunding, Series G (GO) 5.00%, 12/01/14 (c)	252,270
250,000	New York City Transitional Finance Authority, Building Aid Revenue, Series S-1 (RB) (SAW) 4.50%, 01/15/18 (c)	229,945
500,000	New York City Transitional Finance Authority, Future Tax Secured Series D-1 (RB) 5.13%, 02/01/21 (c)	511,705
750,000	New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Second Priority Liberty (RB) 5.13%, 01/15/20 (c)	693,615
1,000,000	New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Second Priority Liberty (RB) 6.38%, 01/15/20 (c)	1,000,210
350,000	New York State Dormitory Authority, Columbia University (RB) 5.00%, 07/01/16 (c)	363,832
500,000	New York State Dormitory Authority, Columbia University, Series A (RB) 5.00%, 07/01/18 (c)	513,585
250,000	New York State Dormitory Authority, FIT Student Housing Corp. (RB) (FGIC) (NATL) 5.25%, 07/01/29	247,672
250,000	New York State Dormitory Authority, Non State Supported Debt, Hudson Valley Hospital Center (RB) (AGM) (FHA) 5.00%, 08/15/17 (c)	244,023
500,000	New York State Dormitory Authority, State Personal Income Tax, Series D (RB) 5.00%, 09/15/16 (c)	509,860
250,000	New York State Urban Development Corp., Series A (RB) 5.00%, 12/15/17 (c)	263,205
250,000	New York State Urban Development Corp., Series A (RB) 5.00%, 12/15/17 (c)	264,840
795,000	Port Authority of New York & New Jersey, Series 163 (RB) 4.25%, 07/15/20 (c)	688,605
500,000	Troy, New York Capital Resource Corp., Rensselaer Polytechnic Institute Project, Series A (RB) 5.13%, 09/01/20 (c)	460,555

		7,799,561

North Carolina: 0.9%
250,000	Charlotte, North Carolina NASCAR Hall of Fame Facilities, Series C (CP) 5.00%, 06/01/19 (c)	250,485
250,000	Charlotte, North Carolina Water & Sewer System, Series A (RB) 5.00%, 07/01/16 (c)	259,292

		509,777

Ohio: 1.1%
750,000	Butler County, Ohio Hospital Facilities (RB) 5.50%, 11/01/20 (c)	615,982

Oklahoma: 1.2%
250,000	Oklahoma Development Finance Authority, St. John Health System (RB) 5.00%, 02/15/17 (c)	220,968
500,000	Tulsa County, Oklahoma Industrial Authority, St. Francis Health System (RB) 4.60%, 12/15/16 (c)	463,150

		684,118

Oregon: 0.6%
800,000	Marion & Polk Counties, Oregon Salem-Keizer School District No.24, Series B (GO) (SBG) 4.82%, 06/15/28 ^	343,016

See Notes to Financial Statements

LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

Pennsylvania: 1.9%
$325,000	Delaware River Port Authority, Series D (RB) 5.00%, 01/01/20 (c)	$314,876
250,000	Pennsylvania State Higher Education (RB) (NATL) 4.50%, 04/01/16 (c)	228,638
250,000	Pennsylvania State Turnpike Commission, Sub-Series A (RB) (AGO) 5.00%, 06/01/19 (c)	237,350
250,000	Pennsylvania State Turnpike Commission, Sub-Series B (RB) 5.25%, 06/01/19 (c)	241,103

		1,021,967

Puerto Rico: 0.9%
250,000	Puerto Rico Commonwealth Infrastructure Financing Authority, Series A (RB) (AMBAC) 6.93%, 07/01/43 ^	23,205
250,000	Puerto Rico Electric Power Authority, Series VV (RB) (NATL) 5.25%, 07/01/29	240,638
250,000	Puerto Rico Housing Finance Authority, Capital Fund Modernization Program (RB) 5.13%, 12/01/18 (c)	253,515

		517,358

South Carolina: 2.4%
350,000	Berkeley County, South Carolina School District, Securing Assets for Education (RB) 5.13%, 12/01/16 (c)	348,915
250,000	Kershaw County, South Carolina Public School Foundation (RB) (CIFG) 5.00%, 12/01/16 (c)	234,413
250,000	South Carolina Public Service Authority, Series A (RB) (NATL) 5.00%, 01/01/16 (c)	251,322
500,000	South Carolina Transportation Infrastructure Bank, Series B (RB) (AMBAC) 4.50%, 10/01/16 (c)	462,890

		1,297,540

Tennessee: 0.8%
425,000	Rutherford County, Tennessee Health & Educational Facilities Board, Ascension Health Senior Credit Group, Series C (RB) 5.00%, 11/15/19 (c)	423,691

Texas: 9.0%
250,000	Waco Texas Education Finance Corp., Baylor University, Series C (RB) 5.00%, 03/01/18 (c)	251,850
250,000	Alamo, Texas Community College District (GO) (FGIC) (NATL) 4.50%, 08/15/17 (c)	245,838
250,000	Dallas, Texas Area Rapid Transportation, Senior Lien (RB) (AMBAC) 5.00%, 12/01/16 (c)	254,860
250,000	Dallas, Texas Area Rapid Transportation, Senior Lien (RB) 5.25%, 12/01/18 (c)	253,575
250,000	Dallas, Texas Waterworks & Sewer System Improvement (RB) (AGM) 5.00%, 10/01/15 (c)	258,472
250,000	El Paso County, Texas Hospital District, Series A (GO) (AGO) 5.00%, 08/15/18 (c)	263,702
500,000	El Paso, Texas Independent School District, School Building (GO) 5.00%, 08/15/17 (c)	524,945
500,000	Harris County, Texas Toll Road-Senior Lien, Series A (RB) (NATL) 5.00%, 08/15/16 (c)	503,420
500,000	Houston, Texas Higher Education Finance Corp., Rice University Project, Series A (RB) 5.00%, 05/15/20 (c)	509,820
500,000	Houston, Texas Higher Education Finance Corp., Rice University Project, Series B (RB) 4.50%, 11/15/17 (c)	482,715
500,000	Houston, Texas Public Improvement Refunding, Series A (GO) 5.38%, 03/01/18 (c)	517,705
500,000	North Texas Thruway Authority (RB) (AGO) 6.69%, 01/01/36 ^	99,160
250,000	Prosper, Texas Independent School District, School Building (GO) 5.00%, 02/15/17 (c)	255,007
225,000	Texas A&M University, Permanent University, Series A (RB) 5.25%, 07/01/25 (c)	252,830
250,000	Texas Transportation Commision, Mobility Fund, Series A (GO) 4.75%, 04/01/15 (c)	250,165

		4,924,064

Virginia: 3.2%
750,000	Virginia College Building Authority, Liberty University (RB) 5.00%, 03/01/20 (c)	759,022
195,000	Virginia College Building Authority, Regent University (RB) 5.00%, 06/01/16 (c)	165,194
320,000	Virginia College Building Authority, Series A (RB) (SAW) 4.50%, 09/01/17 (c)	327,590
500,000	Virginia Small Business Financing Authority, Sentara Health Care Facilities (RB) 5.00%, 05/01/20 (c)	490,915

		1,742,721

See Notes to Financial Statements

Principal Amount		Value

Washington: 2.3%
$300,000	NJB Properties Lease, King County Washington Project, Series A (RB) 5.00%, 12/01/16 (c)	$303,186
250,000	Seattle, Washington Solid Waste Revenue & Refunding (RB) (NATL) 5.00%, 02/01/17 (c)	253,970
250,000	Seattle, Washington Water System Improvement & Refunding (RB) 5.00%, 02/01/18 (c)	262,670
500,000	Snohomish County, Washington Limited Tax, Series A (GO) 4.00%, 06/01/20 (c)	441,140

		1,260,966

Total Municipal Bonds
(Cost: $55,420,284)		54,219,010
Other assets less liabilities: 1.4%		790,305

NET ASSETS: 100.0%		$55,009,315

AGM	Assured Guaranty Municipal Corp.
AGO	Assured Guaranty Ltd.
AMBAC	American Municipal Bond Assurance Corp.
CIFG	CDC Ixis Financial Guaranty
CP	Certificate of Participation
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Association
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SAW	State Aid Withholding
SBG	School Board Guaranteed
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date

Summary of Investments By Sector (unaudited)	% of Investments	Value

Airport	0.9%	$468,145
Bond Bank	2.2	1,218,966
Development	4.4	2,386,883
Education	1.9	1,033,368
Facilities	6.4	3,472,562
General Obligation	23.8	12,927,883
Higher Education	13.8	7,496,119
Medical	17.8	9,651,966
Multifamily Housing	0.5	253,515
Nursing Homes	2.2	1,187,793
Pollution	0.5	253,970
Power	2.2	1,195,340
School District	3.9	2,106,212
Single Family Housing	0.4	236,065
Tobacco Settlement	0.6	304,735
Transportation	11.1	6,010,144
Utilities	1.5	817,227
Water	5.9	3,198,117

	100.0%	$54,219,010

See Notes to Financial Statements

LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

The summary of inputs used to value the Fund’s investments as of April 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Total Municipal Bonds*	$—	$54,219,010	$—	$54,219,010

*          See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

PRE-REFUNDED MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
April 30, 2011

Principal Amount		Value

MUNICIPAL BONDS: 98.7%
Alabama: 2.3%
$250,000	Birmingham, Alabama Waterworks & Sewer Board, Series B (RB) (NATL) 5.00%, 01/01/13 (c)	$268,728
500,000	Birmingham, Alabama, Series B (GO) (AMBAC) 5.00%, 12/01/12 (c)	535,250

		803,978

Arizona: 4.0%
1,000,000	Arizona School Facilities Board, Series A (CP) (NATL) 5.25%, 03/01/13 (c)	1,085,990
150,000	Arizona School Facilities Board, Series B (CP) (FGIC) 5.25%, 09/01/13 (c)	166,154
125,000	Arizona School Facilities Board, State School Improvement (RB) 5.25%, 07/01/12 (c)	132,164

		1,384,308

California: 15.4%
250,000	California Infrastructure & Economic Development Bay Area Toll Bridges, First Lien Series A (RB) (AGM) 4.10%, 07/01/12	261,155
855,000	California State (GO) 5.38%, 04/01/12 (c)	895,373
875,000	California State (GO) 5.13%, 02/01/14 (c)	978,679
250,000	California Water Resources Department Power Supply, Series A (RB) (AMBAC) 5.38%, 05/01/12 (c)	265,253
350,000	Clovis California Unified School District, Election 2004-Series A (GO) (FGIC) (NATL) 0.00%, 08/01/19 ^	277,417
500,000	Foothill/Eastern Transportation Corridor Agency California, Senior Lien Series A (RB) 0.00%, 01/01/20 ^	381,780
250,000	Los Angeles Unified School District, Election 2002-Series A (GO) (AGM) 5.25%, 07/01/13 (c)	275,288
450,000	Los Angeles Unified School District, Election 2002-Series A (GO) (NATL) 5.38%, 07/01/13 (c)	496,723
465,000	Orange County,California Water District Revenue, Series B (CP) (NATL) 5.00%, 08/15/13 (c)	505,674
250,000	Sacramento County, California Sanitation District Financing Authority, Series A (RB) (AMBAC) 5.00%, 12/01/14 (c)	284,842
500,000	Southern California Tobacco Securitization Authority, Asset Backed, Series B (RB) 6.00%, 06/01/12 (c)	530,620
250,000	University of California, Multiple Purpose Projects, Series Q (RB) (AGM) 5.00%, 09/01/11 (c)	256,370

		5,409,174

Colorado: 0.8%
250,000	Colorado Department of Transportation Revenue (RB) 5.38%, 06/15/12 (c)	266,328

Florida: 1.7%
275,000	Hillsborough County, Florida Junior Lien Capital Improvement Program Refunding Revenue (RB) (FGIC) (NATL) 5.00%, 08/01/16	323,491
250,000	Orange County, Florida Tourist Development Tax Revenue (RB) (AMBAC) 5.50%, 04/01/12 (c)	261,853

		585,344

Georgia: 2.3%
500,000	Georgia State, Series B (GO) 5.13%, 05/01/12 (c)	524,280
250,000	Georgia State, Series D (GO) 5.00%, 07/01/14 (c)	282,262

		806,542

Hawaii: 0.5%
150,000	Hawaii State Series CZ (GO) (AGM) 5.25%, 07/01/12 (c)	158,507

Illinois: 7.4%
500,000	Chicago, Illinois Metropolitan Water Reclamation District, Greater Chicago (GO) 5.00%, 12/01/16 (c)	591,200
500,000	Chicago, Illinois Metropolitan Water Reclamation District, Series C (GO) 5.38%, 12/01/12 (c)	538,600
750,000	Illinois State Toll Highway Authority, Senior Priority Series A-1 (RB) (AGM) 5.00%, 07/01/16 (c)	882,262
500,000	Illinois State Toll Highway Authority, Senior Priority Series A-2 (RB) (AGM) 5.00%, 07/01/16 (c)	588,175

		2,600,237

Kentucky: 0.8%
250,000	Kentucky State Property & Buildings Commission, No. 85 (RB) (AGM) 5.00%, 08/01/15 (c)	288,607

Maryland: 1.6%
500,000	Maryland State & Local Facilities Loan, Capital Improvement, First Series A (GO) 5.00%, 02/15/15 (c)	571,010

Massachusetts: 4.7%
650,000	Massachusetts Bay Transportation Authority, Series A (RB) 5.00%, 07/01/15 (c)	749,885

See Notes to Financial Statements

PRE-REFUNDED MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

Massachusetts: (continued)
$250,000	Massachusetts State Consolidated Loan, Series C (GO) 5.00%, 09/01/15 (c)	$289,917
500,000	Massachusetts State Water Resources Authority, Series A (RB) 6.50%, 07/15/19	603,575

		1,643,377

Michigan: 6.8%
450,000	Detroit, Michigan City School District, Wayne County School Building & Site Improvement, Series A (GO) (AGM) (Q-SBLF) 5.50%, 05/01/12 (c)	473,062
250,000	Detroit, Michigan Sewer Disposal, Senior Lien Series A (RB) (AGM) 5.00%, 07/01/13 (c)	273,383
500,000	Detroit, Michigan Water Supply System Revenue, Second Lien-Series B (RB) (NATL) 5.25%, 07/01/13 (c)	549,440
1,000,000	Michigan State Hospital Finance Authority Hospital Revenue, Series A (RB) 5.50%, 03/01/13	1,089,560

		2,385,445

Minnesota: 2.0%
250,000	Minneapolis, Minnesota Health Care System, Series A (RB) 5.75%, 11/15/12 (c)	270,630
400,000	Minneapolis, Minnesota Health Care System, Series A (RB) 5.63%, 05/15/12 (c)	425,368

		695,998

Nevada: 1.3%
410,000	Clark County, Nevada School District, Series D (GO) (NATL) 5.00%, 12/15/13 (c)	455,469

New Jersey: 24.1%
250,000	Garden State Preservation Trust, Open Space & Farmland Preservation, Series A (RB) (AGM) 5.25%, 11/01/13 (c)	278,840
500,000	Garden State Preservation Trust, Open Space & Farmland Preservation, Series A (RB) (AGM) 5.25%, 11/01/13 (c)	557,680
350,000	New Jersey Economic Development Authority, School Facilities Construction, Series F (RB) (FGIC) 5.25%, 06/15/13 (c)	384,289
375,000	New Jersey Economic Development Authority, School Facilities Construction, Series F (RB) 5.00%, 06/15/13 (c)	410,186
585,000	New Jersey Economic Development Authority, School Facilities Construction, Series G (RB) (NATL) 5.00%, 09/01/13 (c)	645,343
1,000,000	New Jersey Economic Development Authority, School Facilities Construction, Series I (RB) 5.25%, 09/01/14 (c)	1,143,940
500,000	New Jersey State Transportation Trust Fund Authority, Series A (RB) 5.75%, 06/15/15	591,045
500,000	New Jersey State Transportation Trust Fund Authority, Series C (RB) (FGIC) 5.25%, 06/15/15 (c)	581,040
500,000	New Jersey State Transportation Trust Fund Authority, Series C (RB) (FGIC) 5.25%, 06/15/15 (c)	581,040
600,000	New Jersey State Transportation Trust Fund Authority, Series D (RB) (AMBAC) 5.00%, 06/15/15 (c)	689,940
1,000,000	New Jersey Tobacco Settlement Financing Corp., Asset Backed (RB) 6.13%, 06/01/12 (c)	1,062,020
1,425,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series A (RB) (FGIC) 5.25%, 06/15/12	1,503,546

		8,428,909

New York: 3.4%
525,000	New York City, Series G (GO) 5.75%, 08/01/12 (c)	560,500
285,000	New York Metropolitan Transportation Authority, Dedicated Tax, Series A (RB) (NATL) 6.00%, 04/01/20	354,429
250,000	New York Metropolitan Transportation Authority, Transit Facilities Service Contract, Series 8 (RB) 5.38%, 07/01/13 (c)	275,958

		1,190,887

North Carolina: 0.3%
100,000	Charlotte-Mecklenburg Hospital Authority, North Carolina Health Care, Series A (RB) 5.00%, 01/15/15 (c)	113,895

Ohio: 3.8%
500,000	Cincinnati, Ohio City School District Classroom Facilities Construction & Improvement (GO) (AGM) 5.00%, 12/01/13 (c)	554,635
500,000	Cincinnati, Ohio City School District Classroom Facilities Construction & Improvement (GO) (AGM) 5.25%, 12/01/13 (c)	557,815
185,000	Ohio State Water Development Authority, Fresh Water Improvement (RB) 5.00%, 06/01/14 (c)	208,253

		1,320,703

See Notes to Financial Statements

Principal Amount		Value

Oregon: 0.8%
$250,000	Oregon State Department Transportation Highway User Tax, Series A (RB) 5.13%, 11/15/12 (c)	$268,245

Pennsylvania: 3.8%
500,000	Pennsylvania State Public School Building Authority, Philadelphia School District (RB) (AGM) (SAW) 5.00%, 06/01/13 (c)	545,515
500,000	Philadelphia, Pennsylvania School District, Series B (GO) (FGIC) (SAW) 5.63%, 08/01/12 (c)	532,065
250,000	Philadelphia, Pennsylvania Water & Wastewater, Series A (RB) (FGIC) 5.25%, 11/01/12 (c)	268,248

		1,345,828

Puerto Rico: 3.0%
955,000	Puerto Rico Commonwealth, Public Improvement, Series A (GO) 5.00%, 07/01/13 (c)	1,046,479

Rhode Island: 1.5%
500,000	Rhode Island Health & Educational Building Corp., Lifespan Obligated Group (RB) 6.50%, 08/15/12 (c)	537,635

South Carolina: 1.0%
325,000	Greenville, South Carolina, Building Equity Sooner For Tomorrow, Installment Purchase (RB) 6.00%, 12/01/12 (c)	356,229

Tennessee: 0.8%
250,000	City of Memphis, Tennessee Electric System, Series A (RB) (NATL) 5.00%, 12/01/13 (c)	276,977

Texas: 1.5%
250,000	Dallas, Texas Waterworks & Sewer System (RB) 5.00%, 10/01/13 (c)	276,387
250,000	Harris County, Texas Senior Lien-Toll Road (RB) (AGM) 5.38%, 08/15/12 (c)	266,070

		542,457

Utah: 1.6%
250,000	Utah State, Series A (GO) 5.25%, 07/01/12 (c)	264,328
250,000	Utah Transit Authority, Sales Tax Revenue, Series B (RB) (AGM) 4.75%, 12/15/15 (c)	288,742

		553,070

Wisconsin: 1.5%
500,000	Wisconsin State Transportation, Series 1 (RB) (AMBAC) 5.75%, 07/01/12 (c)	531,240

Total Municipal Bonds
(Cost: $33,939,164)		34,566,878
Other assets less liabilities: 1.3%		452,455

NET ASSETS: 100.0%		$35,019,333

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
CP	Certificate of Participation
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
Q-SBLF	Qualified School Board Loan Fund
RB	Revenue Bond
SAW	State Aid Withholding
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date

Summary of Investments By Sector (unaudited)	% of Investments	Value

Development	2.4%	$836,520
Education	8.9	3,072,151
Facilities	1.6	550,460
General Obligation	23.3	8,065,550
Higher Education	1.1	370,265
Medical	6.7	2,323,193
Power	1.6	542,230
School District	15.7	5,420,133
Tobacco Settlement	4.6	1,592,640
Transportation	26.2	9,060,880
Water	7.9	2,732,856

	100.0%	$34,566,878

See Notes to Financial Statements

PRE-REFUNDED MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

The summary of inputs used to value the Fund’s investments as of April 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Total Municipal Bonds*	$—	$34,566,878	$—	$34,566,878

*	See Schedule of Investments for security type and geographic sector breakouts

See Notes to Financial Statements

SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
April 30, 2011

Principal Amount		Value

MUNICIPAL BONDS: 98.5%
Alabama: 0.6%
$500,000	Alabama State Public School & College Authority, Capital Improvement Bond (RB) 5.00%, 12/01/15	$576,855

Arizona: 2.8%
500,000	Arizona State Salt River Project Agricultural Improvement & Power District, Series B (RB) 4.00%, 01/01/16	551,285
250,000	Arizona State Transportation Board Excise Tax Revenue, Maricopa County, Regional Area Road Fund (RB) 5.00%, 07/01/14	277,952
750,000	Arizona State Transportation Board Excise Tax Revenue, Maricopa County, Regional Area Road Fund (RB) 5.00%, 07/01/15	848,940
575,000	Arizona State Water Infrastructure Finance Authority, Series A (RB) 5.00%, 10/01/14	648,163
305,000	Maricopa County, Arizona Community College District, Series C (GO) 4.00%, 07/01/14	332,578

		2,658,918

California: 12.2%
250,000	Alameda, California Corridor Transportation Authority, Sub Lien, Series A (RB) (AMBAC) 0.00%, 10/01/13 ^	226,453
250,000	Bay Area Infrastructure Financing Authority (RB) (XLCA) 5.00%, 08/01/11 (c)	251,440
500,000	California State (GO) 5.00%, 10/01/15	559,395
600,000	California State (GO) 5.00%, 03/01/14	654,198
500,000	California State (GO) 5.00%, 03/01/16	560,090
250,000	California State (GO) 5.00%, 08/01/14	274,825
250,000	California State (GO) 5.00%, 11/01/13	271,193
175,000	California State (GO) 5.00%, 11/01/15	196,007
750,000	California State Deparment of Water Resources, Series M (RB) 5.00%, 05/01/16	859,455
500,000	California State Economic Recovery, Series A (GO) 2.50%, 07/01/12	509,370
305,000	California State University Systemwide, Series A (RB) (AGM) 5.00%, 11/01/13	333,603
500,000	California Statewide Communities Development Authority (RB) 5.00%, 06/15/13	534,110
500,000	California Statewide Communities Development Authority, Series A (RB) 5.00%, 04/01/13	531,820
250,000	Los Angeles, California Metropolitan Transit Authority Sales Tax Refunding, 2nd Senior Series A (RB) (AGO) 5.00%, 07/01/12	262,825
250,000	Los Angeles, California Public Works Financing Authority, Regional Park & Open Space District, Series A (NATL) (SA) 5.00%, 10/01/13	272,670
710,000	Los Angeles, California Unified School District, Election 2005, Series C (GO) (AMBAC) 5.00%, 07/01/14	782,889
500,000	Los Angeles, California Unified School District, Information Technology Projects, Series A (CP) (AMBAC) 5.00%, 10/01/15	546,395
1,000,000	Los Angeles, California Unified School District, Series B (GO) (AGM) 5.00%, 07/01/16	1,131,110
500,000	Los Angeles, California Unified School District, Series KY (GO) 5.00%, 07/01/15	558,070
1,000,000	Oakland Joint Powers Financing Authority, Series A-1 (RB) (AGO) 5.25%, 01/01/16	1,094,820
500,000	Regents of University of California Medical Center, Series D (RB) 5.00%, 05/15/14	549,310
500,000	Riverside County, California State Public Safety Communication Project, Series A (CP) (AMBAC) 5.00%, 11/01/14	542,940

		11,502,988

Connecticut: 5.7%
1,000,000	Connecticut State Economic Recovery, Series A (GO) 3.00%, 01/01/13 (c)	1,024,630
500,000	Connecticut State Economic Recovery, Series A (GO) 5.00%, 01/01/16	574,795
1,010,000	Connecticut State Economic Recovery, Series A (GO) 5.00%, 01/01/14	1,114,303
260,000	Connecticut State Economic Recovery, Series A (GO) 5.00%, 01/01/13	278,668
500,000	Connecticut State Economic Recovery, Series A (GO) 4.00%, 01/01/14	538,565
400,000	Connecticut State Health & Educational Facility Authority, Yale University, Series A-4 (RB) 5.00%, 02/12/15 (p)	452,248

See Notes to Financial Statements

SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

Connecticut: (continued)
$500,000	Connecticut State, Series B (GO) 5.00%, 05/01/15	$568,600
250,000	Connecticut State, Series B (GO) 5.00%, 05/01/14	278,695
500,000	Connecticut State, Series C (GO) 5.25%, 11/01/15	580,440

		5,410,944

Delaware: 0.3%
250,000	Delaware State, Series A (GO) 5.00%, 01/01/14	277,350

District of Columbia: 0.3%
250,000	Washington D.C. Convention Center Authority Dedicated Tax, Senior Lien, Series A (RB) (AMBAC) 5.00%, 10/01/12	262,613

Florida: 5.5%
500,000	Citizens Property Insurance Corp., Senior Secured High Risk Account - A (RB) (NATL) 5.00%, 03/01/14	527,565
250,000	Citizens Property Insurance Corp., Senior Secured High Risk Account - A (RB) (NATL) 5.00%, 03/01/12	257,520
1,050,000	City of Jacksonville, Florida, Series A (RB) 5.00%, 10/01/15	1,189,387
260,000	City of Jacksonville, Florida, Series A (RB) 5.00%, 10/01/16	296,356
1,000,000	Florida Hurricane Catastrophe Fund Finance Corp., Series A (RB) 5.00%, 07/01/15	1,088,630
250,000	Florida State Board of Education Lottery, Series A (RB) (AMBAC) 5.00%, 07/01/13	269,285
475,000	Florida State Board of Education Lottery, Series E (RB) 5.00%, 07/01/16	538,018
250,000	Florida State Board of Education, Public Education Capital Outlay, Series A (GO) 5.00%, 06/01/15	284,355
250,000	Hillsborough County, Florida Community Investment Tax (RB) (AMBAC) 5.00%, 11/01/13	272,735
250,000	Hillsborough County, Florida Industrial Development (RB) (AMBAC) 5.00%, 03/15/12 (p)	256,365
250,000	Miami-Dade County, Florida School Board, Series A (CP) (AMBAC) 5.00%, 08/01/12	261,068

		5,241,284

Georgia: 1.1%
250,000	Augusta, Georgia Water & Sewerage Refunding (RB) (AGM) 5.00%, 10/01/13	272,108
450,000	Georgia State Road & Tollway Authority (RB) (NATL) 5.00%, 06/01/15	512,986
250,000	Georgia State, Series A (GO) 5.00%, 09/01/15	288,775

		1,073,869

Hawaii: 1.3%
375,000	Hawaii State, Series DJ (GO) (AMBAC) 5.00%, 04/01/15	424,942
750,000	Honolulu, Hawaii City and County, Series B (GO) (FSA) 5.25%, 07/01/14	846,840

		1,271,782

Illinois: 8.8%
100,000	Chicago Housing Authority (RB) (AGM) 5.00%, 07/01/13	106,413
750,000	Chicago, Illinois Transit Authority, Capital Grant Receipts, Section 5309 (RB) 5.00%, 06/01/14	796,455
250,000	Chicago, Illinois, Board of Education, Series D (GO) (AGM) 5.00%, 12/01/13	267,038
250,000	Chicago, Illinois, O’Hare International Airport, 3rd Lien, Series B (RB) (FGIC) (NATL) 5.25%, 01/01/15	274,987
125,000	Chicago, Illinois, O’Hare International Airport, Passenger Facility Charge, Series A (RB) (AGM) 5.00%, 01/01/14	134,558
250,000	Chicago, Illinois, O’Hare International Airport, Passenger Facility Charge, Series A (RB) (AGM) 5.00%, 01/01/15	270,983
800,000	Chicago, Illinois, Transportation Authority, Capital Grant (RB) (AMBAC) 5.00%, 06/01/13	839,688
250,000	Dupage County, Illinois, Transportation Revenue (RB) (AGM) 5.00%, 07/01/15 (c)	271,543
500,000	Illinois Finance Authority, Resurrection Health Care Corp. (RB) 5.25%, 05/15/15	519,460
500,000	Illinois State (GO) 5.00%, 01/01/15	534,385
1,000,000	Illinois State (GO) 5.00%, 01/01/16	1,075,490
500,000	Illinois State (GO) (AGM) 5.00%, 01/01/15	534,740
500,000	Illinois State Sales Tax, Junior Lien (RB) 3.00%, 06/15/16	501,640
500,000	Illinois State, Series A (GO) 3.50%, 09/01/12	510,410

See Notes to Financial Statements

Principal Amount		Value

Illinois: (continued)
$500,000	Illinois State, Series A (GO) 3.50%, 09/01/14	$511,185
500,000	Illinois State, Series A (GO) 3.50%, 09/01/15	508,225
250,000	Illinois State, Series A (GO) 5.00%, 06/01/13	263,180
300,000	Illinois State, Series B (GO) 5.00%, 01/01/13	313,047
50,000	Illinois State, Series B (GO) 5.00%, 01/01/15	53,439

		8,286,866

Kentucky: 0.1%
100,000	Kentucky State Property & Buildings Commission (RB) (FGIC) (NATL) 5.00%, 11/01/11	102,237

Louisiana: 0.3%
300,000	Louisiana State Citizen’s Property Insurance Corp., Series B (RB) (AMBAC) 5.25%, 06/01/14	317,325

Maryland: 1.8%
500,000	Anne Arundel County, Maryland Consolidated General Improvement (GO) 5.00%, 03/01/14	556,455
500,000	Maryland State Transportation Authority (RB) 5.25%, 03/01/16	582,130
500,000	Maryland State Transportation Authority (RB) 5.00%, 03/01/12	519,260

		1,657,845

Massachusetts: 1.9%
100,000	Massachusetts Bay Transportation Authority, Series A (RB) 5.00%, 07/01/15	113,537
500,000	Massachusetts School Building Authority, Sales Tax, Series A (RB) 5.00%, 05/15/15	570,935
1,000,000	Massachusetts State Commonwealth, Loan Series A (GO) 5.00%, 05/01/14	1,116,030

		1,800,502

Michigan: 2.2%
250,000	Detroit, Michigan City School District, School Building and Site Improvement (GO) (AGM) (Q-SBLF) 5.00%, 05/01/15	263,763
1,145,000	Detroit, Michigan Sewage Disposal System, Senior Lien, Series C (RB) (FGIC) (NATL) 5.25%, 07/01/16	1,227,589
500,000	Michigan State Hospital Finance Authority, Ascension Health Senior Credit Group, Series B (RB) 5.00%, 11/15/15	560,740

		2,052,092

Minnesota: 2.3%
1,000,000	Hennepin County, Minneapolis, Series B (GO) 4.00%, 12/01/14	1,096,950
500,000	Minnesota State, Series F (GO) 4.00%, 08/01/13	537,675
500,000	Minnesota State, Series H (GO) 5.00%, 11/01/14	567,720

		2,202,345

Mississippi: 0.3%
250,000	Madison County, Mississippi Development Bank, Highway Construction Project (RB) (FGIC) (NATL) 5.00%, 01/01/15	275,580

Missouri: 0.9%
300,000	Kansas City Municipal Assistance Corp., H. Roe Bartle Convention Center, Series A (RB) (FGIC) (NATL) 5.00%, 04/15/15	331,707
515,000	Mississippi Highways & Transportation Commission, Series A (RB) 2.25%, 05/01/15	531,938

		863,645

Nebraska: 0.9%
250,000	Central Plains Energy Project, Nebraska Gas Project No. 1, Series A (RB) 5.00%, 12/01/14	263,180
250,000	Nebraska Public Power District, Series B (RB) (AGM) 5.00%, 01/01/14	273,883
250,000	Nebraska Public Power District, Series B (RB) (AGM) 5.00%, 01/01/13	267,003

		804,066

Nevada: 0.8%
250,000	Clark County, Nevada School District, Series B (GO) 5.00%, 06/15/14	274,115
250,000	Clark County, Nevada School District, Series B (GO) 5.00%, 06/15/13	269,113
250,000	Henderson, Nevada Health Care Facilities, Catholic Health Care West, Series C (RB) 4.00%, 07/01/12	256,360

		799,588

New Jersey: 3.4%
350,000	New Jersey Economic Development Authority, Cigarette Tax (RB) (FGIC) 5.00%, 06/15/13	361,606
475,000	New Jersey Economic Development Authority, School Facilities Construction, Series O (RB) 5.25%, 03/01/15	519,987
500,000	New Jersey Higher Education Assistance Authority, Student Loan, Series 1A (RB) 5.00%, 12/01/15	551,185

See Notes to Financial Statements

SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

New Jersey: (continued)
$500,000	New Jersey State, Series O (GO) 5.00%, 08/01/15	$561,560
1,085,000	New Jersey Transportation Trust Fund Authority, Series A (RB) (FGIC) (NATL) 5.00%, 06/15/14	1,170,487

		3,164,825

New Mexico: 0.3%
250,000	New Mexico Finance Authority,
	Subordinate Lien, Series A-2 (RB)
	5.00%, 12/15/16	291,077

New York: 23.8%
250,000	Metropolitan Transportation Authority, Series A (RB) 5.00%, 11/15/13 (p)	270,220
575,000	Metropolitan Transportation Authority, Series B (RB) 5.00%, 11/15/13	623,743
350,000	Metropolitan Transportation Authority, Series C-2 (RB) 4.00%, 11/15/14	372,634
240,000	New York City Industrial Development Agency, Yankee Stadium (RB) (NATL) 5.00%, 03/01/14	256,056
500,000	New York City Transitional Finance Authority, Sub Series A-1 (RB) 5.00%, 08/01/13	545,150
750,000	New York City Transitional Finance Authority, Sub Series A-1 (RB) 5.00%, 05/01/15	851,962
500,000	New York City Transitional Finance Authority, Sub Series D (RB) 5.00%, 11/01/15	574,100
500,000	New York City Transitional Finance Authority, Sub Series D (RB) 5.00%, 11/01/12	533,240
1,000,000	New York City Transitional Finance Authority, Sub Series E (RB) 3.00%, 11/01/14	1,056,440
500,000	New York City, Series A (GO) 5.00%, 08/01/13	544,570
250,000	New York City, Series A-1 (GO) 4.00%, 08/01/12	260,530
500,000	New York City, Series E (GO) 4.00%, 08/01/14	541,050
500,000	New York City, Series K (GO) 4.00%, 08/01/14	541,050
500,000	New York City, Series K (GO) 5.00%, 08/01/13	544,570
405,000	New York State Dormitory Authority, City University System, Series A (RB) 4.00%, 07/01/14	434,423
600,000	New York State Dormitory Authority, City University System, Series A (RB) 5.00%, 07/01/14	661,986
500,000	New York State Dormitory Authority, Consolidated Service Contract, Series A (RB) 4.00%, 07/01/13	526,660
250,000	New York State Dormitory Authority, State Personal Income Tax, Series A (RB) 5.00%, 03/15/14	278,160
1,600,000	New York State Dormitory Authority, State Personal Income Tax, Series A (RB) 3.00%, 02/15/13	1,667,616
250,000	New York State Dormitory Authority, State Personal Income Tax, Series B (RB) 5.00%, 03/15/13	269,870
500,000	New York State Dormitory Authority, State Personal Income Tax, Series C (RB) 5.00%, 12/15/14	566,425
500,000	New York State Dormitory Authority, State Personal Income Tax, Series D (RB) 5.00%, 06/15/13	544,260
1,000,000	New York State Dormitory Authority, State Personal Income Tax, Series E (RB) 5.00%, 02/15/15	1,131,690
500,000	New York State Dormitory Authority, State Personal Income Tax, Series G (RB) 5.00%, 03/15/15	566,860
725,000	New York State Dormitory Authority, State Personal Tax, Series C (RB) 5.00%, 12/15/12	775,786
250,000	New York State Environmental Facilities Corp., State Personal Income, Series A (RB) 5.00%, 12/15/13	277,312
475,000	New York State Local Government Assistance Corp., Senior Lien, Series C (RB) 5.00%, 04/01/13	513,461
250,000	New York State Thruway Authority, General Revenue, Series H (RB) (NATL) 5.00%, 01/01/14	271,078
250,000	New York State Thruway Authority, General Revenue, Series H (RB) (NATL) 5.00%, 01/01/13	266,145
1,000,000	New York State Thruway Authority, Local Highway & Bridge Service Contract Bonds (RB) 5.00%, 04/01/16	1,127,100
250,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) 2.25%, 04/01/12	254,235
500,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) 5.00%, 04/01/14	552,020

See Notes to Financial Statements

Principal Amount		Value

New York: (continued)
$125,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) 5.00%, 04/01/13	$135,021
600,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) 5.00%, 04/01/16	685,254
200,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) 4.25%, 04/01/15	218,886
500,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series B (RB) 5.00%, 04/01/14	552,020
450,000	New York State Thruway Authority, State Personal Income Tax, Series A (RB) 5.00%, 03/15/15	510,174
260,000	New York State Urban Development Corp., Service Contract, Series A (RB) 5.00%, 01/01/14	283,338
250,000	New York State Urban Development Corp., State Personal Income Tax, Series A-1 (RB) 5.00%, 12/15/12	267,473
500,000	New York State Urban Development Corp., State Personal Income Tax, Series C (RB) 5.00%, 12/15/13	554,625
500,000	New York State, Series A (GO) 3.00%, 03/01/16	528,790
500,000	Triborough Bridge & Tunnel Authority of New York, MTA Bridges and Tunnels, Series A (RB) 5.00%, 11/15/16	580,720

		22,516,703

North Carolina: 2.2%
325,000	North Carolina State, Series A (GO) 5.00%, 03/01/15	370,770
810,000	North Carolina, Capital Improvement, Series A (RB) 5.00%, 05/01/15	919,447
250,000	North Carolina, Infrastructure Financing Corp., Series A (CP) (AGM) 5.00%, 05/01/14	278,852
500,000	Wake County, North Carolina, Series D (GO) 4.00%, 02/01/15	550,875

		2,119,944

Ohio: 1.3%
400,000	Hamilton County, Ohio Sales Tax, Subordinate Series A (RB) (AMBAC) 4.50%, 12/01/15	432,756
250,000	Ohio State Common Schools, Series D (GO) 5.00%, 09/15/13	274,102
250,000	Ohio State Major New State Infrastructure Project, Series 2007-1 (RB) (AGM) 5.00%, 06/15/14	278,622
250,000	Ohio State University, Series A (RB) 5.00%, 12/01/13	274,952

		1,260,432

Oregon: 1.2%
1,000,000	State of Oregon, Department of Transportation User Tax Revenue (RB) 5.00%, 11/15/16	1,167,730

Pennsylvania: 3.4%
400,000	Allegheny County, Pennsylvania Hospital Development Authority, Pittsburgh University Medical Center, Series A (RB) 5.00%, 05/15/14	437,088
400,000	Allegheny County, Pennsylvania Hospital Development Authority, Pittsburgh University Medical Center, Series A (RB) 5.00%, 09/01/13	431,672
1,000,000	Pennsylvania State Commonwealth, First Series (GO) 5.00%, 05/15/15	1,141,870
600,000	Pennsylvania State Turnpike Commission, Registration Fee Revenue, Series A (RB) (AGM) 5.00%, 07/15/15	670,560
500,000	Philadelphia Pennsylvania Gas Works, Seventh Series (RB) (AMBAC) 5.00%, 10/01/15	536,290

		3,217,480

Puerto Rico: 4.3%
475,000	Puerto Rico Commonwealth Highway & Transportation Authority, Series CC (RB) 5.00%, 07/01/16	500,313
250,000	Puerto Rico Commonwealth Infrastructure Financing Authority, Series C (RB) (AMBAC) 5.50%, 07/01/13	263,978
250,000	Puerto Rico Commonwealth, Government Development, Series B (RB) 5.00%, 12/01/14	262,320
500,000	Puerto Rico Commonwealth, Government Development, Series B (RB) 5.00%, 12/01/15	521,335
750,000	Puerto Rico Commonwealth, Public Improvement, Series A (GO) (AGO) 5.00%, 07/01/15	804,255
225,000	Puerto Rico Electric Power Authority, Series QQ (RB) (XLCA) 5.25%, 07/01/14	243,812

See Notes to Financial Statements

SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS
(continued)

Principal Amount		Value

Puerto Rico: 4.3%
$200,000	Puerto Rico Electric Power Authority, Series SS (RB) (NATL) 5.00%, 07/01/14	$215,214
75,000	Puerto Rico Electric Power Authority, Series UU (RB) (NATL) 4.00%, 07/01/14	78,440
250,000	Puerto Rico Public Buildings Authority, Government Facilities, Series J (RB) (COMWLTH GTD) 5.00%, 07/01/12 (c) (p)	256,043
300,000	Puerto Rico Public Buildings Authority, Government Facilities, Series M (RB) (COMWLTH GTD) 5.75%, 07/01/15	325,050
325,000	Puerto Rico Sales Tax Financing Corp., Sales Tax, First Sub-Series A (RB) 5.00%, 08/01/39 (p)	328,724
220,000	Puerto Rico Sales Tax Financing Corp., Sales Tax, First Sub-Series A (RB) 3.75%, 08/01/15	232,177

		4,031,661

Rhode Island: 0.6%
500,000	Rhode Island Clean Water Finance Agency, Water Pollution Control, Series A (RB) 4.00%, 10/01/14	548,900

Texas: 3.0%
250,000	Houston, Texas Independent School District (GO) 5.00%, 02/15/14	277,497
250,000	Houston, Texas Utility System, Combined 1st Lien Series A (RB) (AGM) 5.25%, 11/15/14	283,227
500,000	Texas A&M University, Revenue Financing System, Series D (RB) 5.00%, 05/15/12	523,895
250,000	Texas Municipal Gas Acquisition & Supply Corp., Senior Lien Series A (RB) 5.00%, 12/15/14	262,600
500,000	Texas Public Finance Authority, Series A (GO) 5.00%, 10/01/15	575,990
250,000	Texas Transportation Commission, State Highway Fund, First Tier (RB) 5.00%, 04/01/14	278,592
125,000	Texas Transportation Commission, State Highway Fund, First Tier (RB) 4.00%, 04/01/13	132,731
415,000	Texas Water Development Board, State Revolving Fund, Sub-Series B (RB) 5.63%, 07/15/14	477,366

		2,811,898

Virginia: 2.2%
500,000	Fairfax County, Virginia Public Improvement, Series A (GO) (SAW) 5.00%, 04/01/14	559,020
125,000	Loudoun County, Virginia, Series B (GO) (SAW) 5.00%, 12/01/13	138,659
1,000,000	Virginia Beach Development Authority (RB) 4.00%, 08/01/15	1,095,010
250,000	Virginia State, Series A (GO) 5.00%, 06/01/13	272,975

		2,065,664

Washington: 0.3%
250,000	Washington State (GO) 5.00%, 01/01/13	268,035

Wisconsin: 2.4%
1,500,000	City of Milwaukee, Wisconsin, (GO) 5.00%, 02/01/15	1,692,630
525,000	Wisconsin State, Series C (GO) 3.00%, 05/01/13	548,520

		2,241,150

Total Municipal Bonds
(Cost: $92,036,554)		93,144,193

Number of Shares

MONEY MARKET FUND: 0.2%
(Cost: $189,961)
189,961	Dreyfus Tax Exempt Cash Management Fund - Class B Shares	189,961

Total Investments: 98.7%
(Cost: $92,226,515)		93,334,154
Other assets less liabilities: 1.3%		1,234,118

NET ASSETS: 100.0%		$94,568,272

See Notes to Financial Statements

AGM	Assured Guaranty Municipal Corp.
AGO	Assured Guaranty Ltd.
AMBAC	American Municipal Bond Assurance Corp.
COMWLTH GTD	Commonwealth Guaranteed
CP	Certificate of Participation
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance Inc.
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
Q-SBLF	Qualified School Board Loan Fund
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
XLCA	Syncora Guarantee, Inc.
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security - the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date

Summary of Investments By Sector (unaudited)	% of Investments	Value

Airport	0.7%	$680,528
Development	3.3	3,050,043
Education	3.0	2,826,873
Facilities	7.9	7,351,790
General Obligation	38.3	35,801,459
Higher Education	11.7	10,886,617
Medical	2.9	2,754,630
Multifamily Housing	0.1	106,413
Pollution	0.6	529,100
Power	3.2	3,025,382
School District	5.0	4,654,345
Transportation	18.5	17,229,902
Utilities	0.6	525,780
Water	4.0	3,721,331
Money Market Fund	0.2	189,961

	100.0%	$93,334,154

The summary of inputs used to value the Fund’s investments as of April 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Municipal Bonds*	$—	$93,144,193	$—	$93,144,193
Money Market Fund	189,961	—	—	189,961

Total	$189,961	$93,144,193	$—	$93,334,154

*	See Schedule of Investments for security type and geographic sector breakouts

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2011

	Emerging Markets Local Currency Bond ETF	Investment Grade Floating Rate ETF	High-Yield Municipal Index ETF	Intermediate Municipal Index ETF	Long Municipal Index ETF	Pre-Refunded Municipal Index ETF	Short Municipal Index ETF

Assets:
Investments, at value (1) (2)	$361,014,179	$5,583,827	$205,882,993	$217,469,527	$54,219,010	$34,566,878	$93,334,154
Short term investment held as collateral for securities loaned (3)	9,069,000	—	—	—	—	—	—
Cash	621,004	—	—	—	—	—	—
Cash denominated in foreign currency (4)	2,259,536	—	—	—	—	—	—
Receivables:
Investment securities sold	26,527	—	—	—	—	2,479,112	—
Shares sold	—	—	5,664,566	2,136,630	1,739,216	—	—
Due from Adviser	—	20,621	—	—	—	—	—
Dividends and interest	6,303,025	4,411	4,315,861	2,918,812	867,467	525,241	1,249,645
Prepaid expenses	6,057	—	—	—	—	—	—

Total assets	379,299,328	5,608,859	215,863,420	222,524,969	56,825,693	37,571,231	94,583,799

Liabilities:
Investment securities purchased	20,524,511	623,448	5,599,432	2,112,426	1,743,368	—	—
Collateral for securities loaned	9,069,000	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	2,494,685	—
Due to Adviser	111,379	—	54,443	38,781	8,803	6,492	13,927
Due to custodian	—	—	155,662	—	62,690	49,856	—
Deferred Trustee fees	841	—	3,184	3,000	1,517	865	1,600
Accrued expenses	63,255	20,750	—	—	—	—	—

Total liabilities	29,768,986	644,198	5,812,721	2,154,207	1,816,378	2,551,898	15,527

NET ASSETS	$349,530,342	$4,964,661	$210,050,699	$220,370,762	$55,009,315	$35,019,333	$94,568,272

Shares outstanding	12,600,000	200,000	7,400,000	10,300,000	3,150,000	1,400,000	5,450,000

Net asset value, redemption and offering price per share	$27.74	$24.82	$28.39	$21.40	$17.46	$25.01	$17.35

Net assets consist of:
Aggregate paid in capital	$333,007,964	$4,961,958	$208,463,421	$219,769,988	$58,812,343	$34,549,843	$93,357,910
Net unrealized appreciation (depreciation)	14,883,221	2,544	(367,221)	961,382	(1,201,274)	627,714	1,107,639
Undistributed net investment income	1,567,968	159	2,609,181	641,214	247,754	39,030	163,875
Accumulated net realized gain (loss)	71,189	—	(654,682)	(1,001,822)	(2,849,508)	(197,254)	(61,152)

	$349,530,342	$4,964,661	$210,050,699	$220,370,762	$55,009,315	$35,019,333	$94,568,272

(1) Value of securities on loan	$8,804,503	$—	$—	$—	$—	$—	$—

(2) Cost of Investments	$346,416,800	$5,581,283	$206,250,214	$216,508,145	$55,420,284	$33,939,164	$92,226,515

(3) Cost of short term investment held as collateral for securities loaned	$9,069,000	$—	$—	$—	$—	$—	$—

(4) Cost of cash denominated in foreign currency	$2,209,166	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2011

	Emerging Markets Local Currency Bond ETF (a)	Investment Grade Floating Rate ETF (b)	High-Yield Municipal Index ETF	Intermediate Municipal Index ETF	Long Municipal Index ETF	Pre-Refunded Municipal Index ETF	Short Municipal Index ETF

Income:
Interest	$7,967,954	$288	$12,267,875	$7,507,368	$2,831,989	$597,996	$2,184,432
Securities lending income	900	–	–	–	–	–	–
Foreign taxes withheld	(203,166)	–	–	–	–	–	–

Total income	7,765,688	288	12,267,875	7,507,368	2,831,989	597,996	2,184,432

Expenses:
Management fees	444,434	238	734,226	486,602	142,404	91,015	210,794
Professional fees	46,412	20,030	42,056	34,703	25,072	22,180	24,742
Insurance	–	–	1,612	1,130	716	656	851
Trustees’ fees and expenses	1,545	70	448	315	143	128	310
Reports to shareholders	17,991	–	8,484	13,305	1,726	11,551	4,366
Indicative optimized portfolio value fee	14,000	205	5,450	14,250	16,618	6,375	13,046
Custodian fees	44,999	160	2,524	2,569	4,050	1,196	2,821
Registration fees	7,662	105	5,441	1,582	3,714	3,272	4,037
Transfer agent fees	1,888	20	331	2,202	2,713	297	1,971
Fund accounting fees	28,173	135	3,987	7,584	14,557	3,649	16,491
Interest	13,725	–	552	782	183	116	377
Other	5,542	25	3,529	15,043	13,525	3,419	7,222

Total expenses	626,371	20,988	808,640	580,067	225,421	143,854	287,028
Waiver of management fees	–	(238)	(160,203)	(98,543)	(46,925)	(32,029)	(78,047)
Expenses assumed by the Adviser	–	(20,621)	–	–	(37,786)	(21,975)	(13,419)

Net expenses	626,371	129	648,437	481,524	140,710	89,850	195,562

Net investment income	7,139,317	159	11,619,438	7,025,844	2,691,279	508,146	1,988,870

Net realized gain (loss) on:
Investments	71,189	–	(345,949)	(749,256)	(730,123)	(119,339)	224,159
Foreign currency transactions and foreign denominated assets and liabilities	81,671	–	–	–	–	–	–

Net realized gain (loss)	152,860	–	(345,949)	(749,256)	(730,123)	(119,339)	224,159

Change in unrealized appreciation (depreciation) on:
Investments	14,595,858	2,544	(13,585,345)	(2,315,406)	(3,490,763)	252,078	(66,259)
Foreign currency transactions and foreign denominated assets and liabilities	287,363	–	–	–	–	–	–

Change in net unrealized appreciation (depreciation)	14,883,221	2,544	(13,585,345)	(2,315,406)	(3,490,763)	252,078	(66,259)

Net increase (decrease) in net assets resulting from operations	$22,175,398	$2,703	$(2,311,856)	$3,961,182	$(1,529,607)	$640,885	$2,146,770

(a)	Commencement of operations for Emerging Markets Local Currency Bond ETF was July 22, 2010.
(b)	Commencement of operations for Investment Grade Floating Rate ETF was April 25, 2011.

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Emerging Markets Local Currency Bond ETF	Investment Grade Floating Rate ETF	High-Yield Municipal Index ETF

	For the Period July 22, 2010* through April 30, 2011	For the Period April 25, 2011* through April 30, 2011	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010

Operations:
Net investment income	$7,139,317	$159	$11,619,438	$7,969,707
Net realized gain (loss)	152,860	–	(345,949)	973,497
Change in net unrealized appreciation (depreciation)	14,883,221	2,544	(13,585,345)	11,517,677

Net increase (decrease) in net assets resulting from operations	22,175,398	2,703	(2,311,856)	20,460,881

Dividends and Distributions to shareholders:
Dividends from net investment income	(5,653,020)	–	(11,029,100)	(6,451,700)
Distributions from net realized capital gains	–	–	(1,364,000)	–

Total Dividends and Distributions	(5,653,020)	–	(12,393,100)	(6,451,700)

Share transactions:**
Proceeds from sale of shares	338,154,112	4,961,958	94,861,629	66,550,431
Cost of shares redeemed	(5,146,148)	–	(29,316,320)	–

Increase (decrease) in net assets resulting from share transactions	333,007,964	4,961,958	65,545,309	66,550,431

Total increase (decrease) in net assets	349,530,342	4,964,661	50,840,353	80,559,612
Net Assets, beginning of period	–	–	159,210,346	78,650,734

Net Assets, end of period†	$349,530,342	$4,964,661	$210,050,699	$159,210,346

† Including undistributed net investment income	$1,567,968	$159	$2,609,181	$2,066,932

** Shares of Common Stock Issued (no par value)
Shares sold	12,800,000	200,000	3,200,000	2,200,000
Shares redeemed	(200,000)	–	(1,000,000)	–

Net increase (decrease)	12,600,000	200,000	2,200,000	2,200,000

*	Commencement of operations

See Notes to Financial Statements

Intermediate Municipal Index ETF		Long Municipal Index ETF		Pre-Refunded Municipal Index ETF		Short Municipal Index ETF

For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010

$7,025,844	$3,469,479	$2,691,279	$1,866,542	$508,146	$452,433	$1,988,870	$1,244,427
(749,256)	38,649	(730,123)	(301,116)	(119,339)	3,053	224,159	96,585
(2,315,406)	2,753,825	(3,490,763)	2,779,809	252,078	306,173	(66,259)	837,301

3,961,182	6,261,953	(1,529,607)	4,345,235	640,885	761,659	2,146,770	2,178,313

(6,858,300)	(3,174,300)	(2,691,205)	(1,800,225)	(516,400)	(419,300)	(1,995,205)	(1,124,900)
(292,900)	(19,600)	–	–	(82,500)	–	(345,100)	–

(7,151,200)	(3,193,900)	(2,691,205)	(1,800,225)	(598,900)	(419,300)	(2,340,305)	(1,124,900)

85,269,215	106,265,147	22,180,759	23,544,272	2,529,844	19,837,071	19,305,200	63,625,564
(20,887,080)	(2,070,263)	(15,661,296)	(3,626,037)	(7,517,074)	–	(13,764,915)	–

64,382,135	104,194,884	6,519,463	19,918,235	(4,987,230)	19,837,071	5,540,285	63,625,564

61,192,117	107,262,937	2,298,651	22,463,245	(4,945,245)	20,179,430	5,346,750	64,678,977
159,178,645	51,915,708	52,710,664	30,247,419	39,964,578	19,785,148	89,221,522	24,542,545

$220,370,762	$159,178,645	$55,009,315	$52,710,664	$35,019,333	$39,964,578	$94,568,272	$89,221,522

$641,214	$478,069	$247,754	$242,323	$39,030	$48,816	$163,875	$170,210

3,900,000	5,000,000	1,200,000	1,300,000	100,000	800,000	1,100,000	3,700,000
(1,000,000)	(100,000)	(900,000)	(200,000)	(300,000)	–	(800,000)	–

2,900,000	4,900,000	300,000	1,100,000	(200,000)	800,000	300,000	3,700,000

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:

	EMERGING MARKETS LOCAL CURRENCY BOND ETF

	For the Period July 22, 2010 (a) through April 30, 2011

Net asset value, beginning of period	$25.11

Income from investment operations:
Net investment income	0.96
Net realized and unrealized gain on investments	2.51

Total from investment operations	3.47

Less:
Dividends from net investment income	(0.84)

Net asset value, end of period	$27.74

Total return (b)	14.02	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$349,530
Ratio of gross expenses to average net assets	0.49	%(d)
Ratio of net expenses to average net assets	0.49	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.48	%(d)
Ratio of net investment income to average net assets	5.60	%(d)
Portfolio turnover rate	3	%(c)

	INVESTMENT GRADE FLOATING RATE ETF

	For the Period April 25, 2011 (a) through April 30, 2011

Net asset value, beginning of period	$24.82

Income from investment operations:
Net investment income	–	(e)
Net realized and unrealized gain on investments	–

Total from investment operations	–

Net asset value, end of period	$24.82

Total return (b)	0.00	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$4,965
Ratio of gross expenses to average net assets	30.87	%(d)
Ratio of net expenses to average net assets	0.19	%(d)
Ratio of net investment loss to average net assets	(0.15	)%(d)
Portfolio turnover rate	0	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:

	HIGH-YIELD MUNICIPAL INDEX ETF

	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Period February 4, 2009 (a) through April 30, 2009

Net asset value, beginning of period	$30.62	$26.22	$25.46

Income from investment operations:
Net investment income	1.75	2.08	0.54
Net realized and unrealized gain (loss) on investments	(1.97)	4.17	0.55

Total from investment operations	(0.22)	6.25	1.09

Less:
Dividends from net investment income	(1.79)	(1.85)	(0.33)
Distributions from net realized gains	(0.22)	–	–

Total dividends and distributions	(2.01)	(1.85)	(0.33)

Net asset value, end of period	$28.39	$30.62	$26.22

Total return (b)	(0.81)%	24.47%	4.32	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$210,051	$159,210	$78,651
Ratio of gross expenses to average net assets	0.44%	0.65%	0.71	%(d)
Ratio of net expenses to average net assets	0.35%	0.35%	0.35	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35%	0.35	%(d)
Ratio of net investment income to average net assets	6.27%	7.45%	9.11	%(d)
Portfolio turnover rate	42%	19%	0	%(c)

	INTERMEDIATE MUNICIPAL INDEX ETF (f)

	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2009	For the Period December 4, 2007 (a) through April 30, 2008

Net asset value, beginning of period	$21.51	$20.77	$20.63	$20.80

Income from investment operations:
Net investment income	0.74	0.75	0.76	0.29
Net realized and unrealized gain (loss) on investments	(0.08)	0.75	0.10	(0.20)

Total from investment operations	0.66	1.50	0.86	0.09

Less:
Dividends from net investment income	(0.74)	(0.76)	(0.72)	(0.26)
Distributions from net realized gains	(0.03)	– (e)	–	–

Total dividends and distributions	(0.77)	(0.76)	(0.72)	(0.26)

Net asset value, end of period	$21.40	$21.51	$20.77	$20.63

Total return (b)	3.11%	7.35%	4.32%	0.43	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$220,371	$159,179	$51,916	$15,473
Ratio of gross expenses to average net assets	0.29%	0.45%	0.70%	1.60	%(d)
Ratio of net expenses to average net assets	0.24%	0.23%	0.20%	0.20	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.24%	0.23%	0.20%	0.20	%(d)
Ratio of net investment income to average net assets	3.50%	3.73%	3.97%	3.53	%(d)
Portfolio turnover rate	19%	22%	11%	0	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share
(f)	On October 24, 2008, the Fund effected a stock split as described in the Notes to Financial Statements. Per share data prior to this date has been adjusted to give effect to the stock split.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:

	LONG MUNICIPAL INDEX ETF (e)

	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2009	For the Period January 2, 2008 (a) through April 30, 2008

Net asset value, beginning of period	$18.49	$17.28	$19.31	$20.00

Income from investment operations:
Net investment income	0.83	0.83	0.86	0.24
Net realized and unrealized gain (loss) on investments	(1.03)	1.23	(2.07)	(0.72)

Total from investment operations	(0.20)	2.06	(1.21)	(0.48)

Less:
Dividends from net investment income	(0.83)	(0.85)	(0.82)	(0.21)

Net asset value, end of period	$17.46	$18.49	$17.28	$19.31

Total return (b)	(1.10)%	12.20%	(6.24)%	(2.42	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$55,009	$52,711	$30,247	$24,142
Ratio of gross expenses to average net assets	0.38%	0.64%	0.78%	1.47	%(d)
Ratio of net expenses to average net assets	0.24%	0.25%	0.24%	0.24	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.24%	0.24%	0.24%	0.24	%(d)
Ratio of net investment income to average net assets	4.60%	4.78%	5.15%	4.48	%(d)
Portfolio turnover rate	27%	20%	44%	0	%(c)

	PRE-REFUNDED MUNICIPAL INDEX ETF

	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Period February 2, 2009 (a) through April 30, 2009

Net asset value, beginning of period	$24.98	$24.73	$24.76

Income from investment operations:
Net investment income	0.34	0.35	0.06
Net realized and unrealized gain (loss) on investments	0.10	0.24	(0.05)

Total from investment operations	0.44	0.59	0.01

Less:
Dividends from net investment income	(0.35)	(0.34)	(0.04)
Distributions from net realized gains	(0.06)	–	–

Total dividends and distributions	(0.41)	(0.34)	(0.04)

Net asset value, end of period	$25.01	$24.98	24.73

Total return (b)	1.74%	2.38%	0.06	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$35,019	$39,965	$19,785
Ratio of gross expenses to average net assets	0.38%	0.67%	1.26	%(d)
Ratio of net expenses to average net assets	0.24%	0.24%	0.24	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.24%	0.24%	0.24	%(d)
Ratio of net investment income to average net assets	1.36%	1.44%	1.29	%(d)
Portfolio turnover rate	28%	8%	0	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized
(e)	On October 24, 2008, the Fund effected a stock split as described in the Notes to Financial Statements. Per share data prior to this date has been adjusted to give effect to the stock split.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:

	SHORT MUNICIPAL INDEX ETF (e)

	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2009	For the Period February 22, 2008 (a) through April 30, 2008

Net asset value, beginning of period	$17.32	$16.93	$16.47	$16.53

Income from investment operations:
Net investment income	0.36	0.39	0.43	0.08
Net realized and unrealized gain (loss) on investments	0.09	0.39	0.46	(0.07)

Total from investment operations	0.45	0.78	0.89	0.01

Less:
Dividends from net investment income	(0.36)	(0.39)	(0.43)	(0.07)
Distributions from net realized gains	(0.06)	–	–	–

Total dividends and distributions	(0.42)	(0.39)	(0.43)	(0.07)

Net asset value, end of period	$17.35	$17.32	$16.93	$16.47

Total return (b)	2.59%	4.64%	5.50%	0.07	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$94,568	$89,222	$24,543	$4,942
Ratio of gross expenses to average net assets	0.29%	0.55%	1.11%	5.85	%(d)
Ratio of net expenses to average net assets	0.20%	0.20%	0.16%	0.16	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.20%	0.19%	0.16%	0.16	%(d)
Ratio of net investment income to average net assets	2.04%	2.31%	2.88%	2.70	%(d)
Portfolio turnover rate	35%	43%	20%	55	%(c)

(a)	Commencement of operations
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Not Annualized
(d)	Annualized
(e)	On October 24, 2008, the Fund effected a stock split as described in the Notes to Financial Statements. Per share data prior to this date has been adjusted to give effect to the stock split.

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS
April 30, 2011

Note 1—Fund Organization—Market Vectors ETF Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of April 30, 2011, offers thirty three investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Emerging Markets Local Currency Bond ETF (“Emerging Markets”), Investment Grade Floating Rate ETF (“Investment Grade”), High-Yield Municipal Index ETF (“High-Yield”), Intermediate Municipal Index ETF (“Intermediate”), Long Municipal Index ETF (“Long”), Pre-Refunded Municipal Index ETF (“Pre-Refunded”), and Short Municipal Index ETF (“Short”), each a “Fund” and collectively the “Funds”. Each Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of its Index. The Funds expect to use a sampling approach in seeking to achieve their objectives. Sampling means that Van Eck Associates Corporation (the “Adviser”) uses quantitative analysis to select bonds and other securities that represent a sample of securities in the Index in terms of key risk factors, performance attributes and other characteristics. The number of securities in each Fund will be based upon several factors, including asset size of the Fund. The Adviser generally expects each Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

The Funds’ commencement of operations dates and their respective Indices are presented below:

Fund	Commencement of Operations	Index

Emerging Markets	July 22, 2010	JP Morgan Government Bond Index-Emerging Markets Global Core
Investment Grade	April 25, 2011	Market Vectors Investment Grade Floating Rate Index
High-Yield	February 4, 2009	Barclays Capital Municipal Custom High Yield Composite Index
Intermediate	December 4, 2007	Barclays Capital AMT-Free Intermediate Continuous Municipal Index
Long	January 2, 2008	Barclays Capital AMT-Free Long Continuous Municipal Index
Pre-Refunded	February 2, 2009	Barclays Capital Municipal Pre-Refunded–Treasury-Escrowed Index
Short	February 22, 2008	Barclays Capital AMT-Free Short Continuous Municipal Index

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.

Security Valuation–The investment valuation policy of the Funds is to value investments at fair value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value and are categorized as level 2 in the fair value hierarchy. Over-the-counter securities for which no sale was reported are valued at the mean of the bid and ask prices. Certain securities for which market values are not readily available, or whose values have been affected by events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are fair valued using a pricing service approved by the Board of Trustees and categorized as level 2 in the fair value hierarchy. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedules of Investments. Money market fund investments are valued at net asset value and are categorized as level 1 in the fair value hierarchy. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

B.

Federal Income Taxes–It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income, if any, are declared and paid at least monthly by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.

Currency Translation–Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of foreign denominated investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

E.

Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.

Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Funds’ derivatives and hedging activities. The Funds had no derivatives outstanding during the year ended April 30, 2011.

Forward Foreign Currency Contracts—Emerging Markets and Investment Grade are subject to foreign currency risk in the normal course of pursuing its investment objectives. Emerging Markets and Investment Grade may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities to obtain currency exposure, or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. Emerging Markets and Investment Grade may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Emerging Markets and Investment Grade did not have any open forward foreign currency contracts during the year ended April 30, 2011.

NOTES TO FINANCIAL STATEMENTS
(continued)

G.

Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Interest income is generally not earned on debt securities in default or upon determination that the income is not realizable.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The management fee rate for Emerging Markets and Investment Grade is 0.35% and the Adviser has agreed, at least until September 1, 2011 (September 1, 2012 for Investment Grade) to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense caps, excluding interest expense, listed in the table below. Effective September 1, 2010, High Yield, Intermediate, Long, Pre-Refunded and Short Funds adopted a unitary management fee where the Adviser is responsible for all expenses of the Funds, except the fee payment under the Investment Advisory Agreement, interest expenses, offering costs, trading expenses, taxes and extraordinary expenses. Prior to September 1, 2010, these Funds were responsible for their own operating expenses, including management fees. The management fee rate for these Funds was 0.25%, except for High Yield which had a rate of 0.50%.

The current unitary management fee/expense caps and the amounts waived/assumed by the Adviser for the year ended April 30, 2011 are as follows:

Fund	Unitary/Management Fee Expense Cap		Management Fees Waived by the Adviser	Expenses Assumed by the Adviser

Emerging Markets	0.49%		$–	$–
Investment Grade	0.19%		238	20,621
High-Yield	0.35	%*	160,203	–
Intermediate	0.24	%*	98,543	–
Long	0.24	%*	46,925	37,786
Pre-Refunded	0.24	%*	32,029	21,975
Short	0.20	%*	78,047	13,419

*	Represents Fund expense caps for the period prior to the adoption of the unitary management fee.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ Distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the year ended April 30, 2011, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding capital share transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold

Emerging Markets	$322,711,224	$5,027,627
Investment Grade	4,955,731	–
High-Yield	140,141,073	76,873,121
Intermediate	103,066,701	38,199,918
Long	25,706,963	15,651,381
Pre-Refunded	10,087,568	13,729,959
Short	42,617,239	33,524,747

Note 5—Income Taxes—As of April 30, 2011, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets	$355,486,353	$16,934,803	$(2,337,977)	$14,596,826
Investment Grade	5,581,283	5,315	(2,771)	2,544
High-Yield	205,069,142	9,309,100	(8,495,249)	813,851
Intermediate	216,499,266	3,588,762	(2,618,501)	970,261
Long	55,404,597	930,912	(2,116,499)	(1,185,587)
Pre-Refunded	33,939,120	628,169	(411)	627,758
Short	92,222,239	1,426,557	(314,642)	1,111,915

At April 30, 2011, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Losses	Post-October* Capital Losses	Other Temporary Difference	Unrealized Appreciation (Depreciation)

Emerging Markets	$–	$1,640,551	$–	$–	$–	$(841)	$14,882,668
Investment Grade	–	159	–	–	–	–	2,544
High-Yield	1,263,019	–	116,741	–	(600,428)	(5,905)	813,851
Intermediate	638,177	–	–	–	(1,001,822)	(5,842)	970,261
Long	234,593	–	–	(2,237,005)	(612,503)	(2,527)	(1,185,587)
Pre-Refunded	40,464	–	–	–	(197,254)	(1,478)	627,758
Short	162,648	–	910	–	(62,062)	(3,049)	1,111,915

* Net capital losses incurred after October 31, 2010, and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year. For the year ended April 30, 2011, the above Funds intend to defer to May 1, 2011 for federal tax purposes post-October capital losses.

The tax character of dividends paid to shareholders during the years ended April 30, 2011 and April 30, 2010 were as follows:

	Tax-Exempt Dividends		Ordinary Income		Long-Term Capital Gains

Fund	2011	2010	2011	2010	2011	2010

Emerging Markets	$–	$–	$5,653,020	$–	$–	$–
High-Yield	10,274,042	6,381,569	1,883,458	70,131	235,600	–
Intermediate	6,862,699	3,174,300	130,436	–	158,065	19,600
Long	2,685,623	1,800,225	5,582	–	–	–
Pre-Refunded	517,932	419,300	2,007	–	78,961	–
Short	1,994,483	1,124,900	100,307	–	245,515	–

At April 30, 2011, the following Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Amount Expiring in the Years Ended

Fund	April 30, 2017	April 30, 2018	April 30, 2019

Long	$603,978	$1,554,202	$78,825

During the year ended April 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment of market discount on tax exempt instruments and in-kind share transactions, the Funds’ incurred differences that affected undistributed net investment income, accumulated net realized gains (losses) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

NOTES TO FINANCIAL STATEMENTS
(continued)

Fund	Increase (Decrease) in Undistributed Net Investment Income	Increase (Decrease) in Accumulated Realized Gains/(Losses)	Increase (Decrease) in Aggregate Paid in Capital

Emerging Markets	$81,671	$(81,671)	–
High-Yield	(48,089)	48,089	–
Intermediate	(4,399)	4,399	–
Long	5,357	38,795	(44,152)
Prerefunded	(1,532)	1,532	–
Short	–	(31,400)	31,400

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended April 30, 2008-2010), or expected to be taken in the Funds’ current tax year. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

Note 6—Capital Share Transactions—As of April 30, 2011, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 100,000 shares, except for Emerging Markets which has Creation Units consisting of 200,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds may consist of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended April 30, 2011 the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions

Emerging Markets	$6,575,423	$–
Long	–	3,305,745
Short	–	1,837,420

Note 7—Concentration and Other Risks—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective. The Funds use a sampling approach in which the Adviser uses quantitative analysis to select securities that represent a sample of securities in the index in terms of key risk factors, performance attributes and other characteristics. Each Fund is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. Investments in municipal securities involve risks similar to those of investing in any fund of fixed income securities traded on exchanges, such as market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in security prices.

High-Yield invests in non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. These high yield securities may involve greater risks and considerations not typically associated with investing in U.S. government bonds and other high quality fixed-income securities. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities. High-Yield may not be able to sell bonds at desired prices and that large purchases or sales of certain high-yield bond issues may cause substantial fluctuations in share price, yield and total return.

Emerging Markets invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since Emerging Markets may have significant investments in foreign debt securities, it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

Effective September 1, 2010, High Yield, Intermediate, Long, Pre-Refunded and Short Funds adopted a unitary management fee where the Adviser is responsible for all expenses of the Funds. Therefore the expense for the deferred compensation plan is included in “Management fees” except for amounts accrued up until September 1, 2010 which are included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees “ in the Statements of Assets and Liabilities for amounts accrued through September 1, 2010 and in “Due to Adviser” for amounts accrued after September 1, 2010.

For Emerging Markets and Investment Grade the expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York, the securities lending agent and also the Fund’s custodian. The Funds may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the Bank of New York Overnight Government Fund and the Bank of New York Institutional Cash Reserve. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the securities lending agent. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The loans outstanding and the collateral received at the end of the year were as follows:

Fund	Value of Securities Loaned	Value of Collateral

Emerging Markets	$8,804,503	$9,069,000

Note 10—Stock Split—On October 10, 2008, the Board of Trustees of the Market Vectors ETF Trust approved a split of the shares for Intermediate, Long, and Short. The stock splits took place for shareholders of record as of the close of business on October 21, 2008, and were payable on October 23, 2008. Fund shares began trading on a split-adjusted basis on October 24, 2008. Intermediate split its shares five-for-one, Long split its shares five-for-one, and Short split its shares three-for-one.

Note 11—Bank Line of Credit—The Funds may participate in a $40 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended April 30, 2011, the Funds had no borrowings under this Facility.

Note 12—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended April 30, 2011, the Funds did not have any expense offsets to reduce custodian fees.

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 13—Subsequent Events—The Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The following dividends from net investment income were declared and paid subsequent to April 30, 2011:

Fund	Ex-Date	Record Date	Payable Date	Per Share

Emerging Markets	05/02/11	05/04/11	05/06/11	$0.1220
High-Yield	05/02/11	05/04/11	05/06/11	$0.1430
Intermediate	05/02/11	05/04/11	05/06/11	$0.0615
Long	05/02/11	05/04/11	05/06/11	$0.0700
Pre-Refunded	05/02/11	05/04/11	05/06/11	$0.0270
Short	05/02/11	05/04/11	05/06/11	$0.0275

Emerging Markets	06/01/11	06/03/11	06/07/11	$0.1337
Investment Grade	06/01/11	06/03/11	06/07/11	$0.0150
High-Yield	06/01/11	06/03/11	06/07/11	$0.1500
Intermediate	06/01/11	06/03/11	06/07/11	$0.0630
Long	06/01/11	06/03/11	06/07/11	$0.0743
Pre-Refunded	06/01/11	06/03/11	06/07/11	$0.0270
Short	06/01/11	06/03/11	06/07/11	$0.0290

Tax Information (unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2011 income tax purposes will be sent to them in early 2012. Please consult your tax advisor for proper treatment of this information.

Of the dividends and distributions paid by the Funds, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

Fund

High-Yield	82.90%
Intermediate	95.97%
Long	99.79%
Pre-Refunded	86.48%
Short	85.22%

For High-Yield, 15.20% of the dividends and distributions paid were from ordinary income and 1.90% represented long-term capital gains. For Intermediate, 1.82% of the dividends and distributions paid were from ordinary income and 2.21% represented long-term capital gains. For Long, .21% of the dividends and distributions paid were from ordinary income. For Pre-Refunded, .34% of the dividends and distributions paid were from ordinary income and 13.18% represented long-term capital gains. For Short, 4.29% of the dividends and distributions paid were from ordinary income and 10.49% represented long-term capital gains.

The Fund listed below intended to pass through foreign tax credits in the maximum amounts as shown. The gross foreign source income earned during the calendar year 2010 by the Fund was as shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income

Emerging Markets	$154,881	$2,518,363

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of Market Vectors ETF Trust:

We have audited the accompanying statements of assets and liabilities of Emerging Markets Local Currency Bond ETF, Investment Grade Floating Rate ETF, High-Yield Municipal Index ETF, Intermediate Municipal Index ETF, Long Municipal Index ETF, Pre-Refunded Municipal Index ETF, and Short Municipal Index ETF (seven of the Funds constituting part of Market Vectors ETF Trust) (collectively the “Funds”) including the schedules of investments, as of April 30, 2011 and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at April 30, 2011, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 20, 2011

BOARD OF TRUSTEES AND OFFICERS
April 30, 2011 (unaudited)

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held by Trustee During Past Five Years

Independent Trustees:

David H. Chow, 53* †	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (strategy consulting firm), March 1999 to present.	43	Director, Audit Committee Chairman and Compensation Committee member, Forward Management, LLC, 2008 to present; Trustee, Berea College of Kentucky and Vice- Chairman of the Investment Committee.

R. Alastair Short, 57* †	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	50

Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger, 51* †	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	50	None.

Interested Trustee:

Jan F. van Eck, 47[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	43	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and Market Vectors Trust.
[4]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

BOARD OF TRUSTEES AND OFFICERS (continued)
(unaudited) April 30, 2011

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Officers:

Russell G. Brennan 46	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Vice President, Robeco Investment Management (July1990-September 2005); Officer of other investment companies advised by the Adviser.

Charles T. Cameron 50	Vice President	Since 2006	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins 53	Vice President and Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of VESC and VEARA (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997- February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley 56	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch 54	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and of VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC; Treasurer (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005); Officer of other investment companies advised by the Adviser.

Laura I. Martínez 30	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien 63	Senior Vice President, Secretary and Chief Legal Officer	Since 2006

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (Since October 2010); Managing Director, Chatsworth Securities LLC (March 2001- November 2005); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon 36	Vice President and Assistant Secretary	Since 2006

Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of other investment companies advised by the Adviser.

Bruce J. Smith 56	Senior Vice President and Chief Financial Officer	Since 2006

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

[1]	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
(unaudited)

At a meeting held on December 15, 2010 (the “Meeting”), the Board, including all of the Independent Trustees, approved investment management agreements between the Trust and the Adviser (each an “Investment Management Agreement”) with respect to the Market Vectors LatAm Aggregate Bond ETF and Market Vectors Asia ex-Japan Aggregate Bond ETF (the “Funds”).

The Board’s approval of each Investment Management Agreement was based on a comprehensive consideration of all information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In advance of the Meeting, the Trustees received materials from the Adviser, including expense information for other funds. The Trustees also received a draft prospectus for each of the Funds, which described various aspects of each Fund’s investment program, fee arrangements and service provider arrangements. The Independent Trustees’ consideration of each Investment Management Agreement was based, in part, on information obtained through discussions at the Meeting with, among others, management of the Funds and the Adviser, information obtained at prior meetings of the Trustees among themselves and/or with management and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved or proposed to be involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser would provide under, each Investment Management Agreement, including the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of at least one year following the effective date of each Fund’s respective registration statement. The Trustees also considered information relating to the nature of each Fund’s benchmark index, the financial condition of the Adviser, the current status, as they understood it, of the Adviser’s compliance environment and the Adviser’s analysis of the proposed service providers.

In addition, the Trustees were given data on the exchange-traded fund market and expense ratios of certain other exchange-traded funds. The Trustees considered the benefits, other than the fees under the Investment Management Agreements, that the Adviser would receive from serving as adviser to each Fund, including those it may receive from providing administrative services to each of the Funds and from an affiliate of the Adviser serving as distributor to each Fund. The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of each of the Funds to the Adviser because the Funds had not yet commenced operations. However, the Adviser agreed to provide the Trustees with profitability information in connection with future proposed continuances of each Investment Management Agreement, which will permit the Trustees to consider in the future the extent to which economies of scale may exist and whether the fees paid to the Adviser reflect these economies of scale for the benefit of shareholders. In addition, because the Funds had not yet commenced operations, the Trustees were not in a position to consider the historical performance or the quality of services previously provided to each of the Funds although they concluded that the nature, quality, and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Meeting as part of their consideration of the Investment Management Agreements.

In voting to approve the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreements are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the interest of the relevant Fund and such Fund’s shareholders.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting vaneck.com.

Investment Adviser: Van Eck Associates Corporation

Distributor: Van Eck Securities Corporation 335 Madison Avenue New York, NY 10017 vaneck.com
Account Assistance: 1.888.MKT.VCTR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David H. Chow, R.
     Alastair Short and Richard D. Stamberger, members of the Audit and Corporate
     Governance Committees, are "audit committee financial experts" and
     "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

     Ernst & Young, as principal accountant for the Market Vectors ETF
     Trust, billed audit fees of $160,270 for the period ending April 30, 2011 and $147,013 for the period ending April 30, 2010 for Market Vectors Emerging
     Markets Local Currency Bond ETF, Market Vectors Investment Grade Floating
     Rate ETF, Market Vectors High Yield Municipal Index ETF, Intermediate
     Municipal Index ETF, Long Municipal Index ETF, Pre-Refunded Municipal
     Index ETF and Short Municipal Index ETF.

(b)  Audit-Related Fees

None

(c)  Tax Fees

     Ernst & Young billed tax fees of $31,240 for the period ending April 30,
     2011 and $18,545 for the period ending April 30, 2010.

(d)  All Other Fees

None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Market Vectors Emerging Markets Local Currency Bond ETF, Market
     Vectors Investment Grade Floating Rate ETF, Market Vectors High-Yield
     Municipal Index ETF, Intermediate Municipal Index ETF, Long Municipal
     Index ETF, Pre-Refunded Municipal Index ETF and Short Municipal Index ETF
     disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act) provide reasonable assurances that material information relating to the Market Vectors ETF Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.